THE TRANSAMERICA PARTNERS FUNDS GROUP

THE TRANSAMERICA
ASSET ALLOCATION FUNDS

Prospectus

May 1, 2008

Higher Risk
Lower Risk
International Equity
Small Growth
Small Core
Small Value
Mid Growth
Mid Value
Growth
Large Growth
Large Core
Stock Index
Value
Large Value
Balanced
High Yield Bond
Total Return Bond
Core Bond
Inflation-Protected Securities
High Quality Bond
Money Market
Long Horizon
Intermediate/Long Horizon
Intermediate Horizon
Short/Intermediate Horizon
Short Horizon

Notice of privacy policy.
At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
Not part of the prospectus

Prospectus

The Transamerica Partners Funds Group
The Transamerica Asset Allocation Funds

Transamerica Asset Management, Inc.,
investment adviser

Money Market Fund
Transamerica Partners Money Market

Bond Funds
Transamerica Partners High Quality Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners Core Bond
Transamerica Partners Total Return Bond
Transamerica Partners High Yield Bond

Balanced Fund
Transamerica Partners Balanced

Stock Funds
Transamerica Partners Large Value
Transamerica Partners Value
Transamerica Partners Stock Index
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Growth
Transamerica Partners Mid Value
Transamerica Partners Mid Growth
Transamerica Partners Small Value
Transamerica Partners Small Core
Transamerica Partners Small Growth
Transamerica Partners International Equity

Asset Allocation Funds
Transamerica Asset Allocation - Short Horizon
Transamerica Asset Allocation - Short/Intermediate Horizon
Transamerica Asset Allocation - Intermediate Horizon
Transamerica Asset Allocation - Intermediate/Long Horizon
Transamerica Asset Allocation - Long Horizon

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The
Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in an Asset
Allocation Fund. The Asset Allocation Funds invest in combinations of the other Funds determined by Transamerica Asset Management. No Fund, by itself, is a complete investment program.

The Securities and Exchange Commission has
not approved or disapproved these securities
or passed upon the adequacy or accuracy of this prospectus,
and any representation to the contrary
is a criminal offense.

May 1, 2008

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Table of Contents

The Funds at a Glance	2
Money Market Fund	2
Bond Funds	6
Balanced Fund	21
Stock Funds	26
Asset Allocation Funds	49
Shareholder Services	60
How to Reach the Funds	60
How to Purchase Shares	60
Frequent Purchases and Sales of Fund Shares	61
How the Price of Your Shares is Calculated	62
How to Sell Shares	62
Shareholder Services and Policies	63
Dividends and Distributions	64
Tax Matters	64
Management	65
More About the Funds	77
General Information	77
Financial Highlights	80
Appendix A — Asset Allocation Funds	A-1
Appendix B — Explanation of Strategies and Risks	B-1
Appendix C — Instructions for Purchases and Sales from the Transfer Agent	C-1

Prior to May 1, 2008, the Transamerica Partners Funds Group and the Transamerica Asset Allocation Funds were known as the Diversified Investors Funds Group and the Diversified Investors Strategic Allocation Funds.

The Funds at a Glance

Money Market Fund

Transamerica Partners Money Market

This summary briefly describes the Money Market Fund and the principal risks of investing in it.

Fund Goal

The Fund’s goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

Main Investment Strategies

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper and asset-backed securities, and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund’s investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers or the Fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio managers’ outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Fund in securities with maturities of thirty to forty-five days.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

What are Money Market Instruments?

A money market instrument is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate
.

Main Risks
The Fund is subject to the following main investment risks, as well as other risks described in Appendix B:

•	Interest Rates. The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or failing with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•	Default. The Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the Fund.

•	Net Asset Value. The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund’s net asset value to fluctuate. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

•	Bank Obligations. If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•	Market. The value of securities owned by the Fund, or the Fund’s yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Money Market Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	1.53%	September 30, 2000

Lowest	0.09%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Money Market Fund	4.62%	2.51%	3.27%

Citigroup 3-Month T-Bill Index	4.74%	2.95%	3.62%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.25%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.30%

Miscellaneous Expenses	0.05%

Total Other Expenses	0.35%

Total Annual Fund Operating Expenses	0.85%

Fee Waiver and/or Expense Reimbursement(2)	0.05%

Net Expenses	0.80%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, before fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$255	$444	$997

Bond Funds

Transamerica Partners High Quality Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners Core Bond
Transamerica Partners Total Return Bond
Transamerica Partners High Yield Bond

This summary briefly describes the Bond Funds and the principal risks of investing in them.

Fund Goals

High Quality Bond Fund	The Fund’s goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities Fund	The Fund’s goal is to seek maximum real return consistent with the preservation of capital.

Core Bond Fund	The Fund’s goal is to achieve maximum total return.

Total Return Bond Fund	The Fund’s goal is to maximize long term total return.

High Yield Bond Fund	The Fund’s goal is to provide a high level of current income.

Main Investment Strategies

What is a Bond?

A bond, which is also called a debt security or debt obligation, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation or other issuer, or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds’ interest rates may change based on market or other factors. Some debt securities are convertible securities, which means that they may be converted at either a stated price or rate into shares of common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

High Quality Bond Fund

The High Quality Bond Fund invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund’s duration generally is between one and three years. Duration is a way of measuring the Fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s (and securities that the Fund’s advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The portfolio managers of the High Quality Bond Fund use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Fund then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are U.S. Government Obligations?

U.S. government obligations, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

Inflation-Protected Securities Fund

The Inflation-Protected Securities Fund invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a “real” rate of interest (i.e., a return over and above the inflation rate).

The Fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The Fund may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers.

The Fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2008, the duration of the index was 7.92 years. The Fund may invest in securities of any maturity.

The portfolio managers of the Inflation-Protected Securities Fund use both “top down” and “bottom up” analysis to determine security and duration positions for the Fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed and Asset-Backed Securities?

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions. Interests in these pools (called mortgage-backed securities) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations — interests in the pools are then referred to as “Ginnie Maes,” “Fannie Maes” and “Freddie Macs.” Mortgage-backed securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include collateralized mortgage obligations, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.

The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.

Core Bond Fund

The Core Bond Fund invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Fund. Even a small investment in derivatives can have a disproportionate impact on a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

Total Return Bond Fund

The Total Return Bond Fund invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are High Yield Bonds?

High yield securities usually are debt securities that are rated below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. (See the Statement of Additional Information for more information on ratings.)

High Yield Bond Fund

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities, such as debentures and notes, loan participations, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are debt securities that are below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund’s advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities, (iii) interests in senior floating rate loans of domestic or foreign borrowers and in secured and unsecured subordinated loans, second lien loans, and subordinated bridge loans, and (iv) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

All Bond Funds

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes. Derivatives may have economic characteristics similar to the securities held by a Fund, but they also may be used to generate income. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

Each Fund’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Funds are subject to the following main investment risks, as well as those described in Appendix B:

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	High-Yield Debt Securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Fund holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund’s advisers could find it more difficult to sell these securities or may have to sell them at lower prices. The High-Yield Bond Fund is particularly susceptible to the risks of high-yield debt securities.

•	Foreign Securities. Investments in foreign securities, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Investing in Loans. Investments in loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment, and a potential decrease in the Fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Many loans in which the High-Yield Bond Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, and will not be listed on any national securities exchange. The amount of public information available with respect to loan investments may be less extensive than that available for registered or exchange listed securities. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. The High-Yield Bond Fund is particularly susceptible to the risks of investing in loans.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Active Trading. The Inflation-Protected Securities, Core Bond, and Total Return Bond Funds had annual portfolio turnover rates in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Bond Funds if you are seeking current income (or, for the Total Return Bond Fund and Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the High Quality Bond Fund if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the Inflation-Protected Securities Fund if you are concerned about protecting your investment from the adverse effects of inflation and are seeking, a “real” rate of return (i.e. greater than the inflation rate). Consider the Total Return Bond Fund if you are seeking a core bond fund that strives to maximize the combination of price appreciation and current income and are willing to accept somewhat greater risk in exchange for the prospect of greater returns. Consider the Core Bond Fund if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the High Yield Bond Fund if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Bond Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to that of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

High Quality Bond Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.31%	September 30, 2001

Lowest	-1.19%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

High Quality Bond Fund	4.74%	2.50%	4.19%

Merrill Lynch 1-3 Year Treasury Index	7.32%	3.12%	4.75%

Merrill Lynch 1-3 Year Government/ Corp. Index	6.87%	3.35%	4.97%

Inflation-Protected Securities Fund*

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	5.27%	December 31, 2007

Lowest	−2.37%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Inflation-Protected Securities Fund	9.48%	2.96%	4.46%

Lehman U.S. TIPS Index	11.64%	6.27%	7.46%

*	Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Investors Intermediate Government Bond Fund. The Fund’s performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

Core Bond Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	4.14%	December 31, 2000

Lowest	-1.97%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Core Bond Fund	6.04%	3.90%	4.92%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	5.97%

Total Return Bond Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.76%	September 30, 2006

Lowest	-0.99%	June 30, 2007

Average Annual Total Returns as of 12/31/07
	1 Year	Since Inception June 2005

Total Return Bond Fund	3.17%	2.94%

Lehman Bros. Aggregate Bond Index	6.97%	4.47%

High Yield Bond Fund

Year-By-Year Total Return as of 12/31 each year

[HIGH YIELD BOND FUND BAR CHART]

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	9.17%	June 30, 2003

Lowest	-4.76%	September 30, 1998

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

High Yield Bond Fund	1.57%	10.23%	5.39%

Merrill Lynch High Yield Master II Index	2.19%	10.76%	5.52%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds.

		Inflation-
Shareholder Fees (fees paid		Protected		Total
directly from your	High Quality	Securities	Core	Return Bond	High Yield
investment)	Bond Fund	Fund	Bond Fund	Fund	Bond Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets (1)

Advisory Fee	0.35%	0.35%	0.35%	0.35%	0.55%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.30%	0.30%	0.30%	0.30%	0.30%

Miscellaneous Expenses	0.06%	0.16%	0.05%	0.12%	0.07%

Total Other Expenses	0.36%	0.46%	0.35%	0.42%	0.37%

Total Annual Fund Operating Expenses	0.96%	1.06%	0.95%	1.02%	1.17%

Fee Waiver and/or Expense Reimbursement(2)	—	0.06%	—	0.02%	0.07%

Net Expenses	0.96%	1.00%	0.95%	1.00%	1.10%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser contractually has agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Inflation-
		Protected
	High Quality	Securities	Core	Total Return	High Yield
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund

1 year	$98	$102	$97	$102	$112

3 years	$306	$318	$303	$318	$350

5 years	$531	$552	$525	$552	$606

10 years	$1,178	$1,233	$1,166	$1,228	$1,350

BALANCED FUND

Transamerica Partners Balanced

This summary briefly describes the Balanced Fund and the principal risks of investing in it.

Fund Goal

The Fund’s goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Main Investment Strategies

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund’s equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund’s debt securities include corporate bonds, notes and commercial paper, U.S. government securities, bank obligations and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stock).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the Fund’s advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Fund is subject to the following main investment risks, as well as those described in Appendix B:

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the Fund holds fluctuate in price, the value of an investment in the Fund will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadvisers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadvisers may not make use of derivatives for a variety of reasons.

•	Active Trading. The Fund had an annual portfolio turnover rate in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact the Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time. You should not invest in the Balanced Fund to play the short-term swings in the stock or bond markets.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Balanced Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	10.77%	December 31, 1999

Lowest	−9.01%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Balanced Fund	1.21%	8.25%	4.21%

S&P 500 Index	5.49%	12.83%	5.91%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	5.97%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.30%

Miscellaneous Expenses	0.12%

Total Other Expenses	0.42%

Total Annual Fund Operating Expenses	1.12%

Fee Waiver and/or Expense Reimbursement(2)	0.02%

Net Expenses	1.10%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses for a period of 10 years. This agreement is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,343

Stock Funds

Transamerica Partners Large Value (formerly, Value & Income)
Transamerica Partners Value
Transamerica Partners Stock Index
Transamerica Partners Large Core (formerly, Growth & Income)
Transamerica Partners Large Growth (formerly, Equity Growth)
Transamerica Partners Growth (formerly, Aggressive Equity)
Transamerica Partners Mid Value (formerly, Mid-Cap Value)
Transamerica Partners Mid Growth (formerly, Mid-Cap Growth)
Transamerica Partners Small Value (formerly, Small-Cap Value)
Transamerica Partners Small Core (formerly, Special Equity)
Transamerica Partners Small Growth (formerly, Small-Cap Growth)
Transamerica Partners International Equity

This summary briefly describes the Stock Funds and the principal risks of investing in them.

Fund Goals

Large Value Fund	The Fund’s goal is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value Fund	The Fund’s goal is to provide capital appreciation. Dividend income is a secondary goal.

Stock Index Fund	The Fund’s goal is to match the performance of the Standard & Poor’s 500 Composite Stock Price Index.

Large Core Fund	The Fund’s goal is to provide capital appreciation and current income.

Large Growth Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Growth Fund	The Fund’s goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stock.

Small Core Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity Fund	The Fund’s goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

Main Investment Strategies

What are Equity Securities?

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depository receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer’s earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.

Large Value Fund

The Large Value Fund invests primarily in stocks of companies which, in the opinion of the Fund’s advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million.

Value Fund

The Value Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to-earnings ratios or high dividend yields.

What is Value Investing?

Funds that use a value-oriented strategy search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company’s earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund’s adviser may not be correct in its determination of companies that are in fact undervalued.

Stock Index Fund

The Stock Index Fund seeks its objective by investing in the stocks comprising the Standard & Poor’s 500 Composite Stock Price Index(1). The weightings of stocks in the S&P 500 Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500

(1)	Standard & Poor’s does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund’s ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund’s adviser regularly monitors the Fund’s correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund’s Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The Fund invests in securities through an underlying mutual fund (called the Master Portfolio or the S&P 500 Index Master Portfolio) having similar investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

Large Core Fund

The Large Core Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

Large Growth Fund

The Large Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple advisers to try to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a growth-oriented strategy search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund’s advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

Growth Fund

The Growth Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund also emphasizes stocks of companies with consistent, above average and accelerating profitability and growth. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Mid Value Fund

The Mid Value Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. The Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index. As of March 31, 2008, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $156 million to $45.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Mid Growth Fund

The Mid Growth Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund’s advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.

As of March 31, 2008, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $155 million to $45.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Value Fund

The Small Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in the securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.

As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Core Fund

The Small Core Fund invests primarily in stocks of small to medium sized companies which, in the opinion of the Fund’s advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and related investments.

The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Core Fund invests may change.

The Fund uses multiple managers pursuing different investment styles to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the advisers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Small Growth Fund

The Small Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have above average growth potential. Factors the Fund’s advisers may consider in determining a company’s growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.

As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

International Equity Fund

The International Equity Fund invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund’s advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Fund invests at least 65% of its net assets in foreign securities. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The International Equity Fund uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Fund. Even a small investment in derivatives can have a disproportionate impact on a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

All Stock Funds

The portfolio managers of the Large Value, Value, Mid Value and Small Value Funds use a “bottom up” value-oriented approach in selecting investments for the Funds. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

Portfolio managers of the Large Core, Large Growth, Growth, Mid Growth, Small Growth and Small Core Funds use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short- term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Although the policy of each Fund, other than the Value Fund and Stock Index Fund, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Funds are subject to the following main investment risks, including those described in Appendix B:

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style. The Value, Large Value, Mid Value and Small Value Funds are particularly susceptible to the risks of value investing.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Growth, Large Growth, Mid Growth and Small Growth Funds are particularly susceptible to the risks of growth investing.

•	Small-or Medium-Sized Companies. Investing in small-and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. Investments held by the Mid Value, Mid Growth, Small Value, Small Core and Small Growth Funds are particularly susceptible to the risks of small- or medium-sized companies.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Active Trading. The Growth and Small Core Funds are actively managed, and the portfolio managers may purchase and sell securities without regard to the length of time held. In addition, the Large Core, Large Growth, Growth, Mid Growth, Small Growth, and International Equity Funds had annual portfolio turnover rates in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. You should not invest in the Stock Funds to play short-term swings in the stock market. Consider the Stock Index Fund if you wish to keep investment expenses lower while seeking potentially high long-term returns from investments in large companies. Consider the Large Value, Value, Mid Value and Small Value Funds if you are seeking capital appreciation with an income component to temper volatility. Consider the Large Core, Large Growth, Growth, Mid Growth, Small Core, Small Growth, and International Equity Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. The Mid Value, Mid Growth, Small Value, Small Core and Small Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Large Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.75%	June 30, 2003

Lowest	-19.23%	September 30, 2002

Average Annual Total Returns as of 12/31/07 each year
	1 Year	5 Year	10 Year

Large Value Fund	-2.26%	12.01%	6.70%

S&P 500 Index	5.49%	12.83%	5.91%

Russell 1000 Value Index	-0.17%	14.63%	7.68%

Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	8.03%	December 31, 2006

Lowest	-8.93%	December 31, 2007

Average Annual Total Returns as of 12/31/07 each year
	1 Year	Since Inception June 2005

Value Fund	-11.54%	3.44%

Russell 1000 Value Index	-0.17%	10.40%

Stock Index Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	15.08%	June 30, 2003

Lowest	-17.36%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception March 1999

Stock Index Fund	4.82%	12.12%	2.55%

S&P 500 Index	5.49%	12.83%	3.61%

Large Core Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	24.96%	December 31, 1998

Lowest	-20.26%	March 31, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Large Core Fund	1.60%	10.40%	3.44%

S&P 500 Index	5.49%	12.83%	5.91%

Russell 1000 Index	5.77%	13.43%	6.20%

Large Growth Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	29.77%	December 31, 1998

Lowest	-19.79%	March 31, 2001

Average Annual Total Returns as of 12/31/2007
	1 Year	5 Year	10 Year

Large Growth Fund	11.61%	10.66%	4.49%

S&P 500 Index	5.49%	12.83%	5.91%

Russell 1000 Growth Index	11.81%	12.10%	3.83%

Growth Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	43.66%	December 31, 1999

Lowest	-28.62%	March 31, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Growth Fund	27.87%	15.68%	7.58%

S&P 500 Index	5.49%	12.83%	5.91%

Russell 1000 Growth Index	11.81%	12.10%	3.83%

Mid Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.56%	June 30, 2003

Lowest	-16.10%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception August 2001

Mid Value Fund	2.08%	18.17%	12.44%

Russell Mid-Cap Value Index	-1.42%	17.92%	11.95%

Mid Growth Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	16.07%	December 31, 2004

Lowest	-16.06%	June 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2001

Mid Growth Fund	29.64%	16.53%	8.10%

Russell Mid-Cap Growth Index	11.43%	17.90%	10.09%

Small Value Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
		Quarter Ended

Highest	21.54%	June 30, 2003

Lowest	-7.91%	March 31, 2005

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception July 2002

Small Value Fund	-8.31%	9.96%	6.81%

Russell 2000 Value Index	-9.78%	15.80%	12.13%

Small Core Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	20.84%	December 31, 1998

Lowest	−21.83%	September 30, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Small Core Fund	−5.06%	13.20%	5.19%

S&P 500 Index	5.49%	12.83%	5.91%

Russell 2000 Index	−1.57%	16.25%	7.08%

Small Growth Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
		Quarter Ended

Highest	20.72%	June 30, 2003

Lowest	-9.11%	March 31, 2005

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception August 2002

Small Growth Fund	7.94%	12.41%	12.08%

Russell 2000 Growth Index	7.05%	16.50%	15.41%

International Equity Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	27.40%	December 31, 1999

Lowest	-20.19%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

International Equity Fund	11.07%	19.73%	9.19%

MSCI World ex-US Equity Index	12.92%	22.62%	9.38%

Fund Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Stock Funds.

	Large		Stock	Large	Large
Shareholder Fees (fees paid	Value	Value	Index	Core	Growth	Growth
directly from your investment)	Fund	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%	0.50%	0.40%	0.60%	0.62%	0.77%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.30%	0.30%	(2)	0.30%	0.30%	0.30%

Miscellaneous Expenses	0.05%	0.13%	0.02%	0.06%	0.05%	0.08%

Total Other Expenses	0.35%	0.43%	0.02%	0.36%	0.35%	0.38%

Total Annual Fund Operating Expenses	1.05%	1.18%	0.67%	1.21%	1.22%	1.40%

Fee Waiver and/or Expense Reimbursement(3)	0.05%	0.13%	0.02%	0.06%	(4)	0.10%

Net Expenses	1.00%	1.05%	0.65%	1.15%	1.22%	1.30%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	Administrative services fees of the Fund are included in the Advisory Fee for the Fund.
(3)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.
(4)	Amount waived was less than 0.005%.

Shareholder Fees (fees paid	Mid	Mid	Small	Small	Small	International
directly from your	Value	Growth	Value	Core	Growth	Equity
investment)	Fund	Fund	Fund	Fund	Fund	Fund

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.67%	0.72%	0.82%	0.80%	0.87%	0.75%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%

Miscellaneous Expenses	0.05%	0.08%	0.11%	0.07%	0.15%	0.14%

Total Other Expenses	0.35%	0.38%	0.41%	0.37%	0.45%	0.44%

Total Annual Fund Operating Expenses	1.27%	1.35%	1.48%	1.42%	1.57%	1.44%

Fee Waiver and/or Expense Reimbursement(2)	0.02%	(3)	0.02%	(3)	0.02%	0.04%

Net Expenses	1.25%	1.35%	1.46%	1.42%	1.55%	1.40%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.
(3)	Amount waived was less than 0.005%.

Example

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and
•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Large			Large	Large
	Value		Stock	Core	Growth	Growth
	Fund	Value Fund	Index Fund	Fund	Fund	Fund
1 year	$102	$107	$66	$117	$124	$132

3 years	$318	$334	$208	$365	$387	$412

5 years	$552	$579	$362	$633	$670	$713

10 years	$1,232	$1,301	$813	$1,406	$1,477	$1,582

		Mid	Small	Small	Small
	Mid	Growth	Value	Core	Growth	International
	Value Fund	Fund	Fund	Fund	Fund	Equity Fund
1 year	$127	$137	$149	$145	$158	$143

3 years	$397	$428	$462	$449	$490	$443

5 year	$686	$739	$797	$776	$845	$766

10 years	$1,514	$1,624	$1,749	$1,702	$1,848	$1,685

Transamerica Asset Allocation Funds

Short Horizon
Short/Intermediate Horizon
Intermediate Horizon
Intermediate/Long Horizon
Long Horizon

This summary briefly describes each of the Asset Allocation Funds and the principal risks of investing in them.

Fund Goals

Transamerica Asset Allocation -Short Horizon	The Fund’s goal is to provide a high level of income and preservation of capital.

Transamerica Asset Allocation -Short/Intermediate Horizon	The Fund’s goal is to achieve reasonable returns with considerably less than average volatility as compared to other balanced funds.

Transamerica Asset Allocation -Intermediate Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

Transamerica Asset Allocation -Intermediate/Long Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

Transamerica Asset Allocation -Long Horizon	The Fund’s goal is to provide long-term returns from growth of capital and growth of income.

Main Investment Strategies

The Transamerica Asset Allocation Funds invest in a combination of the Funds described above in this prospectus. Transamerica Asset Management (TAM) selects the combination and amount of underlying Funds to invest in based on each Asset Allocation Fund’s investment goal.

The following chart shows approximately how much of the assets of each Asset Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Asset Allocation Funds. TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within an Asset Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

	Normal Approximate Allocations
	Bond	Stock	Money Market
	Funds	Funds	Fund
Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Each Asset Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Asset Allocation Fund invests in the underlying Funds, which are diversified.

Main Risks

The Asset Allocation Funds are subject to the following main investment risks, including those described in Appendix B:

•	Underlying Funds. Because an Asset Allocation Fund invests its assets in various underlying Funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. An Asset Allocation Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. For example, the Short Horizon and Short/Intermediate Horizon Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Asset Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Asset Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Asset Allocation Funds investing more of their assets in the Bond Funds. There can be no assurance that the investment objective of any underlying Fund will be achieved.

In addition, an Asset Allocation Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

•	Asset Allocation. TAM allocates an Asset Allocation Fund’s assets among various underlying Funds. These allocations may be unsuccessful in maximizing a Fund’s return and/or avoiding investment losses.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. A value fund may underperform other equity funds that use different investing styles. An underlying value fund may also underperform other equity funds using the value style.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Asset Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Asset Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the Short Horizon Fund if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the Short/Intermediate Horizon Fund if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Fund and less volatility than the other Asset Allocation Funds. Consider the Intermediate Horizon Fund if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the Intermediate/Long Horizon Fund if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the Long Horizon Fund if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Asset Allocation Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Short Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.33%	June 30, 2003

Lowest	−1.36%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Short Horizon* Fund	5.10%	4.63%	4.65%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	5.97%

*	A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index, and 1% MSCI World ex-US Index had a one year return of 6.58%, a five year return of 5.66%, and a ten year return of 5.80%.

Short/Intermediate Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	6.41%	June 30, 2003

Lowest	-4.15%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception May 1998

Short/Intermediate Horizon Fund*	5.11%	6.64%	4.62%

S&P 500 Index	5.49%	12.83%	4.50%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	5.95%

*	A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World ex-US Index had a one year return of 6.66%, a five year return of 7.80%, and a return of 5.81% for the period since the Fund’s inception.

Intermediate Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	10.56%	December 31, 1998

Lowest	-8.41%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Intermediate Horizon Fund*	5.56%	8.32%	5.37%

S&P 500 Index	5.49%	12.83%	5.91%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	5.97%

*	A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World ex-US Index had a one year return of 6.62%, a five year return of 9.87%, and a ten year return of 6.48%.

Intermediate/Long Horizon Fund

Year-By-Year Total Return as of 12/31 each year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.92%	December 31, 1998

Lowest	-12.09%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	10 Year

Intermediate/Long Horizon Fund*	5.27%	10.14%	5.62%

S&P 500 Index	5.49%	12.83%	5.91%

*	A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000 Index, and 11% MSCI World ex-US Index had a one year return of 6.54%, a five year return of 11.93% and a ten year return of 6.66%.

Long Horizon Fund

Year-By-Year Total Return as of 12/31 each year

-

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.34%	December 31, 1999

Lowest	-18.22%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception May 1998

Long Horizon Fund*	5.31%	11.82%	4.32%

S&P 500 Index	5.49%	12.83%	4.50%

*	A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI Ex-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of 6.42%, a five year return of 14.00%, and a return of 5.17% for the period since the Fund’s inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio’s asset allocation targets.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Asset Allocation Funds.

		Short/		Intermediate/
	Short	Intermediate	Intermediate	Long	Long
	Horizon	Horizon	Horizon	Horizon	Horizon
Shareholder Fees (fees paid directly from your investment)	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets

Advisory Fee	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (12b-1) Fees	None	None	None	None	None

Other Expenses

Administrative Services Fee	None	None	None	None	None

Miscellaneous Expenses	None	None	None	None	None

Acquired Fund Fees and Expenses(1)	1.00%	1.05%	1.11%	1.17%	1.23%

Total Other Expenses	1.00%	1.05%	1.11%	1.17%	1.23%

Total Annual Fund Operating Expenses	1.10%	1.15%	1.21%	1.27%	1.33%

(1)	Each Asset Allocation Fund bears its pro rata share of the fees and expenses (including advisory and Rule 12b-1 fees) of the underlying Funds in which it invests as reflected under Acquired Fund Fees and Expenses. Acquired Fund Fee and Expenses are estimated for the current fiscal year based on investment allocations that went into effect on January 16, 2008.

Example

The following example is intended to help you compare the cost of investing in an Asset Allocation Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Short/		Intermediate/
	Short Horizon	Intermediate	Intermediate	Long Horizon	Long Horizon
	Fund	Horizon Fund	Horizon Fund	Fund	Fund
1 year	$112	$117	$123	$129	$135

3 years	$350	$365	$384	$403	$421

5 years	$606	$633	$665	$697	$729

10 years	$1,340	$1,398	$1,466	$1,534	$1,601

Shareholder Services

This section describes how to do business with the Funds and shareholder services that are available.

How to Reach the Funds

• Customer Service: 1-888-233-4339
• Internet: www.transamericafunds.com
• Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

Retirement plan participants in a retirement plan administered by Diversified Investment Advisors, TAM’s affiliate, should contact Diversified at 1-800-755-5801 for additional information.

How to Purchase Shares

Shares of the Funds are available to individual and institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, nonqualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund’s shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the transfer agent.

You may purchase shares in a Fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the transfer agent. See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board of Trustees of the Funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Board reserves the right to modify these or adopt additional policies and restrictions in the future. The Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.

As noted above, if a Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

How the Price of Your Shares is Calculated

Each Fund’s net asset value is the value of its assets minus its liabilities. The price of a Fund’s shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund’s NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

What is NAV?

NAV refers to a Fund’s net asset value. Net asset value per share is calculated by dividing the total value of a Fund’s securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Fund may price those securities using fair value procedures approved by the Fund’s Board of Trustees. A Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund’s net asset value is calculated). When a Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

How to Sell Shares

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund’s NAV the next time it is calculated after your redemption request in good order is received by the transfer agent. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days if the amount to be redeemed will disrupt a Fund’s operation or performance.

Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary. If you purchased shares directly through the transfer agent, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

•	any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

•	any redemption by mail if the proceeds are to be wired to a bank;

•	any redemption request for more than $50,000; and

•	requests to transfer registration of shares to another owner.

At the Funds’ discretion signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

Shareholder Services and Policies

Exchanges

On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under “How to Sell Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption proceeds

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

Involuntary redemptions

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

Telephone or internet transactions

You may initiate redemptions and exchanges by telephone or via internet. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone or via internet. In that case, please consider an alternative transaction method.

Address changes

To change the address on your account contact your plan administrator, recordkeeper, or authorized financial intermediary or call (888)-233-4339. You may also send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

Registration changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper, or authorized financial intermediary or call (888)-233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

Statements and reports

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

Dividends and Distributions

As a Fund shareholder, you are entitled to your share of a Fund’s net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a dividend distribution. A Fund realizes long-term capital gains when it sells securities that it has held for more than one year for a higher price than it paid. When these gains (to the extent they exceed losses from sales of securities) are distributed to shareholders, it is called a capital gain distribution.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV unless you request otherwise in writing.

Tax Matters

This discussion of U.S. federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under foreign, state and local laws.

As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Taxes on Distributions

If you are otherwise subject to U.S. federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or in additional shares. Distributions from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of a Fund’s qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate for taxable years beginning on or before December 31, 2010, provided that they are designated by the Fund as qualified dividend income and provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from U.S. corporations; dividends from certain foreign corporations will also qualify. Other distributions, including distributions of net short-term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

Fund distributions will reduce a Fund’s net asset value per share. As a result, if you are otherwise subject to U.S. federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Taxes on Sales or Exchanges

If you are otherwise subject to federal income taxes, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Other Tax Matters

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Internal Revenue Code rules.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding.

Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to shareholders who are neither citizens nor residents of the United States.

Management

Investment Advisers

Funds other than the Stock Index Fund

Transamerica Asset Management, Inc. (TAM), located at 570 Carillon Parkway, St. Petersburg, Florida, 33716, is the investment adviser of each of the Funds and each of the underlying mutual funds (called Portfolios) in which certain of these Funds invest. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded, international insurance group.

TAM has selected subadvisers for each Portfolio. TAM provides general supervision of the subadvisers, subject to policies set by the Trustees. TAM provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Asset Allocation Fund, subject in each case to policies set by the Trustees.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of TAM. The subadvisers are listed below; see “Subadvisers.”

The Funds and Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as replacement for an existing subadviser or as an additional subadviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing subadviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the subadviser.

In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

Stock Index Fund

TAM is the investment adviser of the Stock Index Fund, providing general supervision of the Fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors (“BGFA”) was formed in October 1996 and is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”) (which, in turn, is a majority-owned subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. BGFA is located at 400 Howard Street, San Francisco, California 94105.

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the underlying Portfolio in which the Stock Index Fund invests. They are each responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of their portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.

Ms. Hsiung is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Mr. Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.

Subadvisers

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. TAM provides general supervision of the subadvisers.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Money Market Fund

GE Asset Management, Incorporated (“GEAMI”). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

High Quality Bond Fund

Merganser Capital Management Limited Partnership (“Merganser”). Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Portfolio Manager and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

Inflation-Protected Securities Fund

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. Mr. Spodek, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock’s Portfolio Management Group and subsequently was promoted to portfolio manager.

Mr. Weinstein, Managing Director and portfolio manager, is a member of the Fixed Income Portfolio Management Group. His primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.

Total Return Bond Fund

Western Asset Management Company
Western Asset Management Company Limited

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Total Return Bond Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Total Return Bond Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”).  WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Total Return Bond Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Total Return Bond Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Total Return Bond Portfolio on behalf of WAMCO, as described above.

Core Bond Fund

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock. Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

Mr. Marra, Managing Director since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips, Managing Director since 1998, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

High Yield Bond Fund

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

Balanced Fund

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

Goldman Sachs Asset Management, L.P. (“GSAM®”). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.

Robert C. Jones, Mark Carhart, Andrew Alford, and Melissa Brown are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM.

Robert C. Jones, CFA, is a Managing Director and Co-CIO for the Quantitative Investment Strategies (“QIS”) team. Mr. Jones founded the quantitative equity area in 1989. Mark Carhart, PhD, CFA, is a Managing Director and Co-CIO for the QIS team. Mr. Carhart joined GSAM in 1997. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager responsible for U.S. portfolios and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Melissa Brown, CFA, is a Managing Director and Co-Heads the Global Product Strategy for QIS. Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined GSAM in 1998.

Mr. Jones, Mr. Carhart, Mr. Alford, and Ms. Brown have joint responsibility with respect to all aspects of the Balanced Portfolio.

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”).  WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

Large Value Fund

AllianceBernstein LP
TCW Investment Management Company

AllianceBernstein LP (“Alliance”). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Large Value Fund.

Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance. Ms. Fedak is Chairman, Head of Bernstein Value Equities and Co-Chief Investment Officer, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer — US Value Equities and Director of Research

for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance’s US Value Investment Policy Group, which manages a portion of the Large Value Portfolio. Ms. Fedak is the lead member of the team; however, no one member has primary responsibility for making investment decisions.

TCW Investment Management Company (“TCW”). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Large Value Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

Value Fund

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”). Hotchkis was formed in 1980 and is independently owned. Hotchkis is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis, and Stephens-H&W, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher and David Green are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis. Mr. Davis is a Principal, Portfolio Manager and the Chief Executive Officer, and has been with the firm since 1988. Ms. McKenna is a Principal and Portfolio Manager, and has been with the firm since 1995. Mr. Lieberman is a Principal and Portfolio Manager, and has been with the firm since 1994. Mr. Majcher is a Principal and Portfolio Manager, and has been with the firm since 1996. Mr. Green is a Principal and Portfolio Manager and has been with the firm since 1997.

All members of the Hotchkis team participate in the investment decision process during the group meetings during which the team decides the stock/weight selection for the target portfolio. Each has authority to direct trading activity of the Value Portfolio. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Value Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”

Large Core Fund*
(

Aronson+Johnson+Ortiz, LP
BlackRock Financial Management, Inc.

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by ten principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.

(* The Board of Trustees approved the termination of Goldman Sachs Asset Management, Inc. as a subadviser to the Portfolio, effective on or about May 1, 2008.

Each member of the AJO team has joint responsibility for the Large Core Portfolio. There is no lead member of the AJO team.

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Fred Herrmann and David Byrket are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of BlackRock. Mr. Herrmann is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Herrmann served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. Mr. Byrket is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Byrket served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer.

Large Growth Fund

Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Marsico Capital Management, LLC (“Marsico”). Marsico was organized in September 1997 as a registered investment adviser. The principal business address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Large Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and a portfolio manager.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer — Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to over approximately $588 billion in assets.

Paul E. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Portfolio since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

Mid Value Fund

Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC

Cramer, Rosenthal, McGlynn, LLC (“CRM”). CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since June 13, 1983. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.

The CRM Small/Mid-Cap Value team is led by Jay B. Abramson and Robert L. Rewey, III who are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of CRM. Mr. Abramson is the President and Chief Investment Officer of CRM, and has been with the firm since 1985. Mr. Rewey is a Senior Vice President at CRM, and has been with the firm since 2003. Prior to joining the firm, Mr. Rewey was a portfolio manager and senior research analyst at Sloate, Weisman, Murray & Co., Inc. from 1995 – 2003. Both have joint responsibility with respect to the Mid Value Portfolio. Each has the authority to make final decisions to buy and sell securities for the Mid Value Portfolio. There are sixteen other analysts who contribute to the security selection process.

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

RiverSource Investments, LLC (“RiverSource”). RiverSource has been a registered investment adviser since December, 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. The principal business address of RiverSource is 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of RiverSource. Mr. Spitz has been a Senior Portfolio Manager with the firm since 2000. Mr. Schroll is a Portfolio Manager with RiverSource and has been with the firm since 1998. Mr. Spahr, Portfolio Manager, has been with the firm since 2001. Mr. Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.

Mid Growth Fund

Columbus Circle Investors (“CCI”). CCI, a Delaware general partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid Growth Portfolio on behalf of Columbus Circle. Mr. Fox is a Senior Managing Director of CCI, and has been at the firm since 1992. Mr. Iacono is a Managing Director of CCI, and has been with the firm since 2000. Mr. Fox is the lead portfolio manager and Mr. Iacono is the co-portfolio manager with respect to the Mid Growth Portfolio. Research analysts and portfolio managers at CCI work together as a team to generate ideas for the Mid Growth Portfolio. Final decisions for all portfolio transactions are made by Mr. Fox.

Small Value Fund

Mesirow Financial Management, Inc.
OFI Institutional Asset Management, Inc.

Mesirow Financial Management, Inc. (“Mesirow Financial”) Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60610.

Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small Value Portfolio on behalf of Mesirow Financial. Mr. Crowe is a Senior Managing Director with the firm since 2003. Previously, Mr. Crowe was a Managing Director for Lunn Partners, where he directed the firm’s discretionary money management subsidiary. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Small Value Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer — Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Small Core Fund

INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.
RS Investment Management Co. LLC
Wellington Management Company, LLP

INVESCO Institutional (N.A.), Inc. (“INVESCO”). INVESCO was formed in 1971 and has been a registered investment adviser since 1988. INVESCO is wholly owned by Invesco Ltd. The principal business address of INVESCO is One Middletown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Small Core Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

Mazama Capital Management, Inc. (“Mazama”). Mazama was founded and became a registered investment adviser in 1997. Mazama’s principal address is One Southwest Columbia Street, Portland, Oregon 97258.

Ronald A. Sauer, Gretchen Novak and Joel Rubenstein are the three individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Mazama.

Mr. Sauer serves as Mazama’s Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager and has been with the firm since its inception in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Portfolio. Ms. Novak, CFA, serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Portfolio. She joined Mazama in 1999. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Portfolio. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Portfolio. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group.

Mazama’s Investment Team consists of three Portfolio Managers, five Sector Portfolio Managers and three Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Portfolio. Each member of the Investment Team utilizes the firm’s proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.

RS Investment Management, Co. LLC (“RS”). RS is a Delaware limited liability company, and it or its investment advisory affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

D. Scott Tracy and William Wolfenden are responsible for the day-to-day supervision and management of the Small Core Portfolio on behalf of RS. D. Scott Tracy, CFA, is a principal at RS Investments and is a co-portfolio manager and analyst in the RS Growth Group. Mr. Tracy has been with the firm since 2001. William J. Wolfenden III is a principal at RS Investments and a co-portfolio manager in the RS Growth Group. Mr. Wolfenden has been with the firm since 2001.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management:

Stephen T. O’Brien, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager of the Portfolio since 2002. Mr. O’Brien joined Wellington Management as an investment professional in 1983. Mr. O’Brien intends to retire from Wellington Management June 30, 2008, after which time Mr. McCormack will serve as portfolio manager for the Portfolio. Timothy J. McCormack, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001 – 2004).

Small Growth Fund

Perimeter Capital Partners LLC (“Perimeter”). Perimeter, a registered investment adviser, was founded in 2006. The principal business address of Perimeter is 5 Concourse Parkway, Suite 2725, Atlanta, Georgia 30328.

Mark D. Garfinkel, CFA, and James N. Behre are responsible for the day-to-day supervision of the Small Growth Portfolio on behalf of Perimeter. Mr. Garfinkel has served as Principal and Small Cap Growth Portfolio Manager at Perimeter since the founding of the firm in 2006. Prior to joining Perimeter, Mr. Garfinkel served as a Managing Director of Trusco Capital Management, Inc. since 1994.

Mr. Behre has served as Principal and Director of Research at Perimeter since the founding of the firm in 2006. Prior to the formation of Perimeter, Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management since 1995 as the lead analyst and co-architect of the firm’s small cap growth investment process.

Growth Fund

Turner Investment Partners, Inc. (“Turner”) Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Executive Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

International Equity Fund

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA, are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the International Equity Portfolio since 2004. Mr. Offit joined Wellington Management as an investment professional in 1997. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000 – 2005).

Advisory Fees

For the fiscal year ended December 31, 2007, the Fund paid the Adviser and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of each Fund’s average daily net assets set forth in the table below. A discussion regarding the basis of the Board of Trustees’ approval of the advisory agreements of Transamerica Asset Management and the continuance of the subadvisory agreements with the subadvisers is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2007, and semi-annual report to shareholders for the six-month period ended June 30, 2007.

Money Market Fund	0.25%

High Quality Bond Fund	0.35%

Inflation-Protected Securities Fund	0.33%

Core Bond Fund	0.35%

Total Return Bond Fund	0.34%

High Yield Bond Fund	0.55%

Balanced Fund	0.43%

Large Value Fund	0.45	%(1)

Value Fund	0.49%

Stock Index Fund	0.38%

Large Core Fund	0.60	%(1)

Large Growth Fund	0.62	%(1)

Growth Fund	0.76%

Mid Value Fund	0.67	%(1)

Mid Growth Fund	0.72	%(1)

Small Value Fund	0.80%

Small Core Fund	0.80	%(1)

Small Growth Fund	0.85%

International Equity Fund	0.75	%(1)

Short Horizon Fund	0.10	%*

Short/Intermediate Horizon Fund	0.10	%*

Intermediate Horizon Fund	0.10	%*

Intermediate/Long Horizon Fund	0.10	%*

Long Horizon Fund	0.10	%*

(1)	Amount waived was less than 0.005%.

*	In addition, this Fund bears its pro rata share of the advisory fees of the underlying Funds in which it invests.

More About the Funds

Each Fund’s goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in Appendix B to this Prospectus.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Legal Proceedings. On December 12, 2003, the Series Portfolio received a copy of a complaint (the “Complaint”) filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation-Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Large Value Portfolio (formerly, the Value & Income Portfolio) (the “Subject Portfolios”) and alleges that Enron Corp. (“Enron”) transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the “Notes”) and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the “Bankruptcy Code”). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Large Value Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Fact discovery closed in September 21, 2007; expert discovery is underway. Expert depositions commenced on January 31, 2008. The Subject Portfolios and their counsel have reviewed the Subject Portfolios’ records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because expert discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Though the Subject Portfolios continue to defend against the allegations made against them in the Complaint, it should be noted that certain other similarly situated defendants have chosen to settle the claims raised against them.

General Information

Distribution Arrangements. Transamerica Capital, Inc. (TCI), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Asset Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund’s average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, TAM or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a Fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (12b-1) Fees?

Distribution fees, also called 12b-1 fees, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

Investment Structure. Each Fund (except for the Asset Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund’s Trustees believe that to be in the best interests of the Fund’s shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

Brokerage Transactions. Each Fund’s advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Trusts. Each Fund other than the Asset Allocation Funds is a series of The Transamerica Partners Funds Group, which is a Massachusetts business trust. Each Asset Allocation Fund is a series of The Transamerica Partners Funds Group II, which also is a Massachusetts business trust.

Total Returns

Before the Funds and Portfolios commenced operations, the assets that were contributed to certain Portfolios were managed in certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) and common trust accounts. The total return for each Fund for any period which includes a period prior to the inception of the Fund will reflect the performance of the Pooled Separate Account or common trust account, as applicable.

Performance is only included, however, from the date that the Pooled Separate Account or common trust account adopted investment objectives, policies and practices and was managed in a manner that was in all material respects the same as for the applicable Fund. Furthermore this performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts and common trust accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If these accounts had been so registered, investment performance might have been adversely affected. None of the Accounts was organized for the purpose of establishing a performance record for a Fund.

As of December 31, 2007, the average annual total returns for each of the following Funds, including the Pooled Separate Accounts or common trust accounts referred to above, were as follows:

						For The
		For The	For The	For The	For The	Period Since
		Year	3 Years	5 Years	10 Years	Inception
	Inception	Ended	Ended	Ended	Ended	Through
	Date	12/31/07	12/31/07	12/31/07	12/31/07	12/31/07
Money Market	12/1978	4.62%	3.80%	2.51%	3.27%	6.13%

High Quality Bond	07/1990	4.74%	3.29%	2.50%	4.19%	5.18%

Inflation-Protected Securities*	08/1990	9.48%	4.29%	2.96%	4.46%	5.59%

Core Bond	01/1978	6.04%	3.80%	3.90%	4.92%	7.50%

Total Return Bond	05/2005	3.17%	N/A	N/A	N/A	2.94%

High Yield Bond	09/1995	1.57%	5.18%	10.23%	5.39%	6.59%

Balanced	12/1992	1.21%	5.66%	8.25%	4.21%	7.64%

Large Value	01/1978	-2.26%	7.65%	12.01%	6.70%	11.90%

Value	05/2005	-11.54%	N/A	N/A	N/A	3.44%

Large Core	01/1986	1.60%	6.38%	10.40%	3.44%	9.65%

Large Growth	03/1993	11.61%	7.18%	10.66%	4.49%	7.81%

Growth	05/1996	27.87%	13.38%	15.68%	7.58%	7.33%

Mid Value	05/2001	2.08%	9.46%	18.17%	N/A	11.72%

Mid Growth	05/2001	29.64%	14.06%	16.53%	N/A	4.35%

Small Value	05/2002	-8.31%	-1.80%	9.96%	N/A	4.08%

Small Core	01/1986	-5.06%	5.06%	13.20%	5.19%	11.43%

Small Growth	05/2002	7.94%	5.22%	12.41%	N/A	7.32%

International Equity	12/1992	11.07%	15.90%	19.73%	9.19%	10.83%

Stock Index	08/1993	4.82%	7.96%	12.12%	5.24%	9.90%

Short Horizon Fund	07/1996	5.10%	4.13%	4.63%	4.65%	5.16%

Short/Intermediate Horizon Fund	05/1998	5.11%	5.06%	6.64%	N/A	4.62%

Intermediate Horizon Fund	07/1996	5.56%	6.16%	8.32%	5.37%	6.35%

Intermediate/Long Horizon Fund	07/1996	5.27%	7.01%	10.14%	5.62%	7.06%

Long Horizon Fund	05/1998	5.31%	8.01%	11.82%	N/A	4.32%

*	Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was an Intermediate Government Bond Fund. The Fund’s performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

Financial Highlights

This table is intended to help you understand each Fund’s performance and other financial information for the past 5 years (or if shorter the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds, whose reports thereon are included in the Funds’ 2007 Annual Report. The Funds’ Annual Report is incorporated into this registration statement by reference. Copies of the Funds’ Annual Report may be obtained without charge by calling 1-888-233-4339.

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
For the	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Year Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Money Market
12/31/2007	$10.62	$0.48	$—	$0.48	$(0.48)	$—	$(0.00	)**
12/31/2006	10.62	0.45	0.00 **	0.45	(0.45)	—	(0.00	)**
12/31/2005	10.62	0.26	0.00 **	0.26	(0.26)	—	—
12/31/2004	10.62	0.07	(0.00)**	0.07	(0.07)	—	—
12/31/2003	10.62	0.06	0.00 **	0.06	(0.06)	—	—
High Quality Bond
12/31/2007	11.35	0.44	0.09	0.53	(0.46)	—	—
12/31/2006	11.34	0.39	0.03	0.42	(0.41)	—	—
12/31/2005	11.53	0.31	(0.15)	0.16	(0.35)	—	(0.00	)**
12/31/2004	11.73	0.28	(0.18)	0.10	(0.30)	—	—
12/31/2003	11.85	0.31	(0.10)	0.21	(0.33)	—	(0.00	)**
Inflation-Protected Securities
12/31/2007	10.50	0.50	0.46	0.96	(0.51)	—	—
12/31/2006	10.64	0.41	(0.11)	0.30	(0.44)	—	—
12/31/2005	10.88	0.30	(0.23)	0.07	(0.31)	—	—
12/31/2004	10.98	0.21	(0.10)	0.11	(0.21)	—	(0.00	)**
12/31/2003	11.49	0.26	(0.15)	0.11	(0.32)	(0.29)	(0.01)
Core Bond
12/31/2007	12.27	0.52	0.20	0.72	(0.49)	—	—
12/31/2006	12.34	0.48	(0.05)	0.43	(0.50)	—	—
12/31/2005	12.56	0.43	(0.20)	0.23	(0.45)	(0.00)**	—
12/31/2004	12.60	0.39	0.11	0.50	(0.50)	(0.04)	—
12/31/2003	12.61	0.37	0.14	0.51	(0.37)	(0.04)	(0.11)
Total Return Bond
12/31/2007	9.93	0.44	(0.13)	0.31	(0.38)	(0.06)	—
12/31/2006	9.90	0.41	0.02	0.43	(0.36)	(0.04)	—
12/31/2005(1)	10.00	0.22	(0.21)	0.01	(0.11)	—	—
High Yield Bond
12/31/2007	9.63	0.72	(0.57)	0.15	(0.71)	—	—
12/31/2006	9.28	0.70	0.32	1.02	(0.67)	—	—
12/31/2005	9.68	0.68	(0.41)	0.27	(0.67)	—	—
12/31/2004	9.47	0.72	0.18	0.90	(0.69)	—	—
12/31/2003	8.12	0.76	1.38	2.14	(0.79)	—	—

				Ratios to Average Net Assets
						Expenses,
Total	Net Asset			Expenses,		Including the		Net		Net Investment
Dividends	Value,		Net Assets,	Including the		Series Portfolio		Investment		Income (Loss)
and	End of	Total	End of	Series Portfolio		or MIP (Net of		Income		(Net of		Portfolio
Distributions	Year	Return	Year	or MIP		Reimbursement)		(Loss)		Reimbursement)		Turnover(c)

$(0.48)	$10.62	4.62%	$391,352,564	0.85%		0.80%		4.44%		4.49%		N/A
(0.45)	10.62	4.31	361,326,417	0.86		0.80		4.18		4.24		N/A
(0.26)	10.62	2.47	359,994,271	0.86		0.80		2.38		2.44		N/A
(0.07)	10.62	0.65	379,443,798	0.86		0.80		0.60		0.66		N/A
(0.06)	10.62	0.59	382,372,748	0.86		0.80		0.53		0.59		N/A

(0.46)	11.42	4.74	279,641,200	0.96		0.96		3.80		3.80		56%
(0.41)	11.35	3.78	289,128,824	0.96		0.96		3.45		3.45		55
(0.35)	11.34	1.38	315,638,896	0.97		0.97		2.67		2.67		58
(0.30)	11.53	0.89	297,612,228	0.96		0.96		2.39		2.39		48
(0.33)	11.73	1.75	265,246,912	0.97		0.97		2.58		2.58		50

(0.51)	10.95	9.48	56,916,202	1.06		1.00	(d)	4.62		4.68		340
(0.44)	10.50	2.92	61,590,667	1.02		1.00	(d)	3.91		3.93		525
(0.31)	10.64	0.66	106,149,295	1.00		1.00		2.82		2.82		756
(0.21)	10.88	1.02	119,108,777	1.01		0.99	(d)	1.86		1.88		554
(0.62)	10.98	0.97	132,454,383	0.98		0.98		2.31		2.31		392

(0.49)	12.50	6.04	714,537,140	0.95		0.95		4.24		4.24		503	(e)
(0.50)	12.27	3.54	770,440,948	0.96		0.96		3.92		3.92		487	(e)
(0.45)	12.34	1.86	834,004,721	0.96		0.96		3.42		3.42		1,003	(e)
(0.54)	12.56	4.04	737,016,195	0.96		0.96		3.05		3.05		885	(e)
(0.52)	12.60	4.05	649,182,638	0.97		0.97	(d)	2.93		2.93		922	(e)

(0.44)	9.80	3.17	131,047,111	1.02		1.00	(d)	4.42		4.44		521	(e)
(0.40)	9.93	4.40	56,195,959	1.17		1.00	(d)	3.99		4.16		470	(e)
(0.11)	9.90	0.06	21,430,500	1.88	*	1.00	(d)*	2.94	*	3.82	*	327	(e)

(0.71)	9.07	1.57	203,061,594	1.17		1.10		7.39		7.46		96
(0.67)	9.63	11.33	214,911,223	1.18		1.10		7.28		7.36		93
(0.67)	9.28	2.91	187,748,445	1.19		1.10	(d)	7.16		7.25		68
(0.69)	9.68	9.94	156,676,281	1.19		1.10	(d)	7.48		7.57		80
(0.79)	9.47	27.22	120,122,156	1.21		1.10		8.49		8.60		136

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Balanced
12/31/2007	$16.13	$0.37	$(0.17)	$0.20	$(0.39)	$(0.94)	$—
12/31/2006	14.84	0.33	1.30	1.63	(0.34)	—	—
12/31/2005	14.40	0.24	0.46	0.70	(0.26)	—	—
12/31/2004	13.61	0.23	0.81	1.04	(0.25)	—	—
12/31/2003	11.83	0.20	1.79	1.99	(0.19)	—	(0.02)
Large Value (formerly, Value & Income)
12/31/2007	25.97	0.31	(0.89)	(0.58)	(0.35)	(2.27)	—
12/31/2006	23.69	0.24	4.45	4.69	(0.23)	(2.18)	—
12/31/2005	24.42	0.21	1.35	1.56	(0.20)	(2.09)	—
12/31/2004	22.38	0.29	2.45	2.74	(0.26)	(0.44)	—
12/31/2003	18.02	0.27	4.36	4.63	(0.27)	—	(0.00	)**
Value
12/31/2007	11.58	0.12	(1.45)	(1.33)	(0.11)	(0.90)	(0.00	)**
12/31/2006	10.69	0.10	1.49	1.59	(0.08)	(0.62)	—
12/31/2005(1)	10.00	0.09	0.64	0.73	(0.04)	(0.00)**	—
Stock Index
12/31/2007	11.03	0.16	0.37	0.53	(0.16)	—	—
12/31/2006	9.71	0.14	1.32	1.46	(0.14)	—	(0.00	)**
12/31/2005	9.43	0.12	0.28	0.40	(0.12)	—	—
12/31/2004	8.67	0.13	0.75	0.88	(0.12)	—	—
12/31/2003	6.85	0.09	1.81	1.90	(0.08)	—	—
Large Core (formerly, Growth & Income)
12/31/2007	22.54	0.13	0.23	0.36	(0.16)	(0.99)	—
12/31/2006	20.39	0.12	2.16	2.28	(0.13)	—	—
12/31/2005	19.22	0.09	1.17	1.26	(0.09)	—	—
12/31/2004	17.55	0.13	1.66	1.79	(0.12)	—	—
12/31/2003	14.27	0.08	3.28	3.36	(0.08)	—	(0.00	)**
Large Growth (formerly, Equity Growth)
12/31/2007	21.10	0.01	2.42	2.43	(0.01)	(2.62)	—
12/31/2006	20.38	(0.03)	0.75	0.72	—	—	—
12/31/2005	19.13	(0.05)	1.31	1.26	(0.01)	—	—
12/31/2004	17.86	0.02	1.26	1.28	(0.01)	—	—
12/31/2003	14.20	(0.04)	3.70	3.66	—	—	(0.00	)**

				Ratios to Average Net Assets
						Expenses,
Total	Net Asset			Expenses,		Including the		Net	Net Investment
Dividends	Value,		Net Assets,	Including the		Series Portfolio		Investment	Income (Loss)
and	End of	Total	End of	Series Portfolio		or MIP (Net of		Income	(Net of	Portfolio
Distributions	Year	Return	Year	or MIP		Reimbursement)		(Loss)	Reimbursement)	Turnover(c)

$(1.33)	$15.00	1.21%	$111,805,533	1.12%		1.10	%(d)	2.25%	2.27%	226	%(e)
(0.34)	16.13	11.10	147,401,557	1.12		1.09	(d)	2.10	2.13	224	(e)
(0.26)	14.84	4.91	174,962,738	1.13		1.09	(d)	1.62	1.66	367	(e)
(0.25)	14.40	7.73	198,487,194	1.10		1.08	(d)	1.62	1.64	338	(e)
(0.21)	13.61	17.00	204,344,308	1.10		1.08	(d)	1.56	1.58	377	(e)

(2.62)	22.77	(2.26)	1,004,084,821	1.05		1.00	(d)	1.11	1.16	30
(2.41)	25.97	20.05	1,217,320,108	1.05		1.00		0.90	0.95	31
(2.29)	23.69	6.33	1,166,964,129	1.05		1.00		0.81	0.86	89
(0.70)	24.42	12.31	1,115,110,989	1.05		1.00		1.23	1.28	44
(0.27)	22.38	25.88	858,821,529	1.05		1.00		1.33	1.38	70

(1.01)	9.24	(11.54)	70,120,752	1.18		1.05	(d)	0.89	1.02	57
(0.70)	11.58	14.98	54,247,573	1.40		1.05	(d)	0.58	0.93	74
(0.04)	10.69	7.27	16,845,098	2.94	*	1.05	(d)*	(0.48)*	1.41 *	21

(0.16)	11.40	4.82	674,509,953	0.67		0.65	(d)	1.34	1.36	7
(0.14)	11.03	15.16	648,855,036	0.68		0.65	(d)	1.31	1.34	14
(0.12)	9.71	4.24	615,460,968	0.67		0.65		1.23	1.25	10
(0.12)	9.43	10.19	533,833,593	0.67		0.65		1.40	1.42	14
(0.08)	8.67	27.85	417,867,416	0.69		0.65		1.10	1.14	8

(1.15)	21.75	1.60	371,131,115	1.21		1.15	(d)	0.51	0.57	101
(0.13)	22.54	11.22	502,473,277	1.20		1.15		0.54	0.59	73
(0.09)	20.39	6.55	570,383,726	1.21		1.15		0.38	0.44	79
(0.12)	19.22	10.23	592,035,283	1.21		1.15		0.66	0.72	184
(0.08)	17.55	23.59	562,394,751	1.21		1.15		0.44	0.50	100

(2.63)	20.90	11.61	674,841,106	1.22		1.22	(d)	0.03	0.03	129
—	21.10	3.53	785,604,231	1.21		1.21		(0.15)	(0.15)	84
(0.01)	20.38	6.57	965,912,967	1.22		1.22		(0.24)	(0.24)	76
(0.01)	19.13	7.17	980,140,429	1.21		1.21		0.11	0.11	129
(0.00)**	17.86	25.77	852,572,867	1.22		1.22		(0.24)	(0.24)	61

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Growth (formerly, Aggressive Equity)
12/31/2007	$14.53	$(0.11)	$4.16	$4.05	$—	$—	$—
12/31/2006	13.72	(0.09)	0.90	0.81	(0.00)**	—	—
12/31/2005	12.75	(0.08)	1.05	0.97	—	—	—
12/31/2004	11.43	(0.11)	1.43	1.32	—	—	—
12/31/2003	8.97	(0.11)	2.57	2.46	—	—	—
Mid Value (formerly, Mid-Cap Value)
12/31/2007	14.80	0.13	0.17	0.30	(0.13)	(1.70)	—
12/31/2006	13.70	0.09	2.31	2.40	(0.09)	(1.21)	—
12/31/2005	13.87	0.11	1.16	1.27	(0.11)	(1.33)	—
12/31/2004	12.23	0.03	2.96	2.99	(1.16)	(0.19)	—
12/31/2003	9.14	0.00 **	3.72	3.72	(0.57)	(0.06)	—
Mid Growth (formerly, Mid-Cap Growth)
12/31/2007	10.44	(0.10)	3.16	3.06	—	(1.97)	—
12/31/2006	11.06	(0.10)	0.26	0.16	—	(0.78)	—
12/31/2005	10.35	(0.10)	1.42	1.32	—	(0.61)	—
12/31/2004	9.49	(0.09)	1.45	1.36	(0.04)	(0.46)	—
12/31/2003	7.53	(0.08)	2.06	1.98	(0.02)	—	—
Small Value (formerly, Small-Cap Value)
12/31/2007	12.15	0.09	(1.08)	(0.99)	(0.10)	(0.92)	(0.00)**
12/31/2006	12.20	(0.04)	1.13	1.09	—	(1.14)	—
12/31/2005	13.40	(0.06)	(0.63)	(0.69)	—	(0.50)	(0.01)
12/31/2004	11.66	(0.04)	2.47	2.43	(0.26)	(0.43)	—
12/31/2003	8.56	0.10	3.34	3.44	(0.28)	(0.03)	(0.03)
Small Core (formerly, Special Equity)
12/31/2007	23.89	(0.00)**	(1.17)	(1.17)	—	(4.13)	(0.04)
12/31/2006	24.73	(0.07)	2.73	2.66	—	(3.50)	—
12/31/2005	26.39	(0.12)	2.75	2.63	—	(4.29)	—
12/31/2004	23.57	(0.10)	2.92	2.82	—	—	—
12/31/2003	16.46	(0.11)	7.22	7.11	—	—	—

				Ratios to Average Net Assets
					Expenses,
Total	Net Asset			Expenses,	Including the		Net		Net Investment
Dividends	Value,		Net Assets,	Including the	Series Portfolio		Investment		Income (Loss)
and	End of	Total	End of	Series Portfolio	or MIP (Net of		Income		(Net of		Portfolio
Distributions	Year	Return	Year	or MIP	Reimbursement)		(Loss)		Reimbursement)		Turnover(c)

$—	$18.58	27.87%	$149,316,045	1.40%	1.30	%(d)	(0.76)%		(0.66)%		134%
(0.00)**	14.53	5.93	159,789,416	1.40	1.30	(d)	(0.78)		(0.68)		147
—	13.72	7.61	188,815,294	1.40	1.30	(d)	(0.75)		(0.65)		187
—	12.75	11.55	216,191,164	1.54	1.45	(d)	(1.07)		(0.98)		252
—	11.43	27.42	213,243,572	1.60	1.50	(d)	(1.20)		(1.10)		165

(1.83)	13.27	2.08	532,208,594	1.27	1.25	(d)	0.80		0.82		69
(1.30)	14.80	17.74	517,977,045	1.28	1.25	(d)	0.59		0.62		80
(1.44)	13.70	9.13	371,342,827	1.30	1.25	(d)	0.69		0.74		112
(1.35)	13.87	24.69	239,718,457	1.30	1.25	(d)	0.21		0.26		147
(0.63)	12.23	40.97	111,245,419	1.36	1.25	(d)	(0.10)		0.01		156

(1.97)	11.53	29.64	140,341,414	1.35	1.35	(d)	(0.82)		(0.82)		152
(0.78)	10.44	1.58	123,994,883	1.34	1.34	(d)	(0.90)		(0.90)		151
(0.61)	11.06	12.69	123,571,226	1.36	1.34	(d)	(0.99)		(0.97)		142
(0.50)	10.35	14.66	103,629,226	1.39	1.35	(d)	(0.93)		(0.89)		223
(0.02)	9.49	26.33	81,549,652	1.42	1.35	(d)	(0.96)		(0.89)		100

(1.02)	10.14	(8.31)	72,825,072	1.48	1.46	(d)	0.71		0.73		94
(1.14)	12.15	8.98	104,627,088	1.47	1.45	(d)	(0.35)		(0.33)		105
(0.51)	12.20	(5.23)	100,733,751	1.49	1.46	(d)	(0.53)		(0.50)		143
(0.69)	13.40	20.98	86,072,295	1.53	1.49	(d)	(0.36)		(0.32)		42
(0.34)	11.66	40.36	41,502,990	1.69	1.50	(d)	0.78		0.97		40

(4.17)	18.55	(5.06)	298,148,094	1.42	1.42	(d)	(0.00	)***	(0.00	)***	97
(3.50)	23.89	11.14	408,545,538	1.42	1.42		(0.28)		(0.28)		86
(4.29)	24.73	9.90	454,817,759	1.43	1.43	(d)	(0.48)		(0.48)		92
—	26.39	11.96	441,213,798	1.41	1.41		(0.42)		(0.42)		103
—	23.57	43.20	398,345,273	1.43	1.43		(0.60)		(0.60)		103

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Small Growth (formerly, Small-Cap Growth)
12/31/2007	$13.75	$(0.16)	$1.25	$1.09	$—	$(1.32)	$—
12/31/2006	14.48	(0.14)	1.11	0.97	—	(1.70)	(0.00	)**
12/31/2005	15.48	(0.16)	0.17	0.01	—	(1.01)	—
12/31/2004	13.92	(0.16)	1.72	1.56	—	—	—
12/31/2003	10.31	(0.10)	4.06	3.96	(0.24)	(0.08)	(0.03)
International Equity
12/31/2007	17.56	0.32	1.52	1.84	(0.33)	(2.80)	—
12/31/2006	15.86	0.23	3.89	4.12	(0.44)	(1.98)	—
12/31/2005	15.46	0.23	1.38	1.61	(0.26)	(0.95)	—
12/31/2004	13.33	0.18	2.32	2.50	(0.26)	(0.11)	—
12/31/2003	10.18	0.07	3.25	3.32	(0.17)	—	—

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(c)	Portfolio turnover of the Series Portfolio or Master Investment Portfolio.
(d)	Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.
(e)	Portfolio turnover calculation includes effect of buying and selling TBA securities used in dollar roll transactions at the underlying portfolio level.
*	Annualized
**	Amount rounds to less than one penny per share.
***	Amount rounds to less than 0.005%.
(1)	Commencement of Operations, June 3, 2005.

				Ratios to Average Net Assets
					Expenses,
Total	Net Asset			Expenses,	Including the		Net	Net Investment
Dividends	Value,		Net Assets,	Including the	Series Portfolio		Investment	Income (Loss)
and	End of	Total	End of	Series Portfolio	or MIP (Net of		Income	(Net of	Portfolio
Distributions	Year	Return	Year	or MIP	Reimbursement)		(Loss)	Reimbursement)	Turnover(c)

$(1.32)	$13.52	7.94%	$49,765,569	1.57%	1.55	%(d)	(1.09)%	(1.07)%	144%
(1.70)	13.75	8.03	51,453,869	1.87	1.55	(d)	(1.26)	(0.94)	173
(1.01)	14.48	(0.11)	44,003,170	1.63	1.55	(d)	(1.14)	(1.06)	183
—	15.48	11.21	46,810,421	1.63	1.55	(d)	(1.24)	(1.16)	84
(0.35)	13.92	38.60	33,794,596	1.76	1.55	(d)	(0.96)	(0.75)	81

(3.13)	16.27	11.07	674,058,290	1.44	1.40	(d)	1.68	1.72	110
(2.42)	17.56	26.65	673,061,994	1.44	1.40	(d)	1.25	1.29	81
(1.21)	15.86	10.67	614,991,456	1.46	1.40	(d)	1.47	1.53	94
(0.37)	15.46	18.98	558,771,808	1.44	1.40		1.28	1.32	171
(0.17)	13.33	32.87	426,967,431	1.45	1.40		0.56	0.61	23

Asset Allocation Funds:

		Income (Loss) from
		Investment Operations
			Net	Total	Dividends and Distributions from
	Net Asset	Net	Realized and	Income		Net
For the	Value,	Investment	Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses) on	Investment	Investment	Gains on	Return of
Ended	Year(1)	(Loss)(a)(1)	Investments(1)	Operations(1)	Income(1)	Investments(1)	Capital(b)(1)

Short Horizon
12/31/2007	$10.79	$0.43	$0.10	$0.53	$(0.44)	$(0.11)	—
12/31/2006	10.77	0.41	0.12	0.53	(0.42)	(0.09)	(0.00	)*
12/31/2005	10.96	0.36	(0.11)	0.25	(0.37)	(0.07)	—
12/31/2004	10.95	0.38	0.07	0.45	(0.39)	(0.05)	—
12/31/2003	10.75	0.37	0.33	0.70	(0.38)	(0.12)	—
Short Intermediate Horizon
12/31/2007	10.16	0.37	0.14	0.51	(0.37)	(0.38)	—
12/31/2006	10.12	0.35	0.33	0.68	(0.36)	(0.28)	—
12/31/2005	10.23	0.31	0.02	0.33	(0.31)	(0.13)	—
12/31/2004	9.90	0.29	0.32	0.61	(0.28)	—	—
12/31/2003	9.08	0.28	0.80	1.08	(0.26)	—	(0.00	)*
Intermediate Horizon
12/31/2007	12.09	0.39	0.28	0.67	(0.40)	(0.91)	—
12/31/2006	12.10	0.37	0.68	1.05	(0.38)	(0.68)	(0.00	)*
12/31/2005	12.16	0.32	0.18	0.50	(0.31)	(0.25)	—
12/31/2004	11.54	0.27	0.61	0.88	(0.26)	—	—
12/31/2003	10.19	0.25	1.34	1.59	(0.24)	—	(0.00	)*
Intermediate Long Horizon
12/31/2007	13.47	0.37	0.34	0.71	(0.39)	(1.25)	—
12/31/2006	13.15	0.34	1.02	1.36	(0.35)	(0.69)	—
12/31/2005	12.83	0.29	0.38	0.67	(0.29)	(0.06)	—
12/31/2004	11.89	0.21	0.93	1.14	(0.20)	—	—
12/31/2003	10.02	0.19	1.86	2.05	(0.18)	—	(0.00	)*
Long Horizon
12/31/2007	12.18	0.30	0.33	0.63	(0.30)	(1.39)	—
12/31/2006	11.78	0.26	1.18	1.44	(0.26)	(0.78)	—
12/31/2005	11.34	0.22	0.52	0.74	(0.22)	(0.08)	—
12/31/2004	10.31	0.13	1.02	1.15	(0.12)	0.00	—
12/31/2003	8.35	0.10	1.96	2.06	(0.10)	0.00	(0.00	)*

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.
(c)	Ratios exclude expenses incurred by the underlying Funds.
*	Amount rounds to less than one penny per share.
(1)	Per share data for all periods shown reflect a reverse stock split as follows:
Short Horizon — 0.9908908 shares for each share outstanding.
Short Intermediate Horizon — 0.9730923 shares for each share outstanding.
Intermediate Horizon — 0.9546197 shares for each share outstanding.
Intermediate Long Horizon — 0.9370055 shares for each share outstanding.
Long Horizon — 0.9176237 shares for each share outstanding.

			Ratios to Average Net Assets
Total	Net Asset			Net
Dividends	Value,			Investment		Net Assets,
and	End	Total		Income	Portfolio	End
Distributions(1)	of Year(1)	Return	Expenses(c)	(Loss)	Turnover	of Year

$(0.55)	$10.77	5.10%	0.10%	3.98%	32%	$147,306,987
(0.51)	10.79	5.03	0.13	3.86	59	155,014,294
(0.44)	10.77	2.28	0.20	3.36	57	164,512,974
(0.44)	10.96	4.20	0.20	3.45	50	156,324,166
(0.50)	10.95	6.61	0.20	3.44	189	135,156,416

(0.75)	9.92	5.11	0.10	3.53	33	159,655,340
(0.64)	10.16	6.86	0.13	3.43	57	162,537,925
(0.44)	10.12	3.23	0.20	3.05	60	165,746,088
(0.28)	10.23	6.19	0.20	2.93	68	142,991,973
(0.26)	9.90	12.04	0.20	2.97	127	105,598,622

(1.31)	11.45	5.56	0.10	3.07	39	646,975,272
(1.06)	12.09	8.81	0.13	3.01	70	676,164,389
(0.56)	12.10	4.17	0.20	2.72	54	646,030,328
(0.26)	12.16	7.70	0.20	2.34	45	550,075,729
(0.24)	11.54	15.75	0.20	2.32	216	440,757,782

(1.64)	12.54	5.27	0.10	2.64	33	620,979,913
(1.04)	13.47	10.56	0.13	2.54	59	661,319,459
(0.35)	13.15	5.29	0.20	2.23	46	643,127,158
(0.20)	12.83	9.71	0.20	1.79	53	595,441,625
(0.18)	11.89	20.61	0.20	1.80	118	463,741,208

(1.69)	11.12	5.31	0.10	2.27	32	397,773,106
(1.04)	12.18	12.32	0.13	2.10	76	405,014,248
(0.30)	11.78	6.52	0.20	1.91	47	395,717,868
(0.12)	11.34	11.29	0.20	1.24	50	347,138,774
(0.10)	10.31	24.70	0.20	1.11	132	253,400,590

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Appendix A

ASSET ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

	Long-Term Expected Average Allocations
	Bond	Stock	Money Market
	Funds	Funds	Fund
Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Transamerica Asset Management selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Intermediate-term bonds	50-70%	Core Bond Fund Total Return Bond

Short-term bonds	20-40%	High Quality Bond Fund Inflation-Protected Securities Fund

High-yield bonds	0-20%	High Yield Bond Fund

Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying
Sub-Asset Class	Allocation Range	Funds Available
Large cap stocks	40-75%	Stock Index Fund Large Core Fund Large Value Fund Value Fund Large Growth Fund Growth Fund

Small and mid cap stocks	12-35%	Mid Growth Fund Mid Value Fund Small Value Fund Small Core Fund Small Growth Fund

International stocks	15-30%	International Equity Fund

A-2

In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Asset Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within an Asset Allocation Fund.

The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying fund. TAM may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying Funds than those listed on this Appendix A, without prior approval or notice to shareholders.

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Appendix B
MORE ON STRATEGIES AND RISKS

How to Use This Section

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

Asset Allocation Funds as Investors

The Funds described in this prospectus (other than the Asset Allocation Funds) are offered for investment to asset allocation funds. These asset allocation funds may own a significant portion of the assets of the underlying Funds. Transactions by the allocation funds, such as rebalancings or redemptions, may be disruptive to an underlying Fund. Redemptions by one or more asset allocation funds also may have the effect of rendering an underlying Fund too small effectively to pursue its investment goal, and may also increase the underlying Fund’s expenses, perhaps significantly.

Investing in Common Stocks

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

Investing in Preferred Stocks

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See “Investing in Bonds,” below.)

Investing in Convertibles

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Volatility

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

Investing in Bonds

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

•	Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

•	Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to

B-2

Appendix B
MORE ON STRATEGIES AND RISKS

return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a subadviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

Investing in Foreign Securities

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

•	Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

•	Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	Less Information Available to the Public. Foreign companies usually make far less information available to the public.

•	Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	Higher Custodial Charges. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit

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Appendix B
MORE ON STRATEGIES AND RISKS

movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

•	Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the subadviser’s projection of future exchange rates is inaccurate.

•	Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Investing in Futures, Options and Other Derivatives

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

•	Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

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Appendix B
MORE ON STRATEGIES AND RISKS

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the subadviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

Investing in Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as

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interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

Investing in Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

Investing in Fixed-Income Instruments

Some funds invest in “Fixed-Income Instruments,” which as used in the relative fund’s prospectus include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed-Income Instruments.

Investing in Structured Securities

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subordination Risk

Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated

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securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Investing in Distressed Securities

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the subadviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the subadviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Investing in Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Mortgage-Related Securities

Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement),

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and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Investing in Asset-Backed Securities

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Investing in REITs

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in Syndicated Bank Loans

Certain funds may invest in certain commercial loans generally known as “syndicated bank loans” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Portfolio Turnover

A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders that are not tax-exempt.

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Securities Lending

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

Initial Public Offerings (IPOs)

IPOs are subject to specific risks which include:

•	high volatility;

•	no track record for consideration;

•	securities may be illiquid;

•	earnings are less predictable.

Temporary Defensive Strategies

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

Swaps and Swap-Related Products

A fund’s subadviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

•	Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a ”floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

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A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Illiquid and Restricted/144A Securities

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and

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certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Investment Strategies

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

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Appendix C

INSTRUCTIONS FOR PURCHASES AND SALES FROM THE TRANSFER AGENT

The following are instructions for purchases and sales directly from the transfer agent. If you are a participant in a retirement plan, contact your plan administrator, recordkeeper or authorized financial intermediary to obtain purchase and sale instructions. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information.

Purchases

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Transamerica Partners Funds Group and mailed to:

The Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Checks for shares of the Asset Allocation Funds should be made payable to Transamerica Asset Allocation Funds and mailed to:

The Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call (888) 233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Transamerica Partners Funds Group (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or The Transamerica Asset Allocation Funds (in case of a purchase of a Transamerica Asset Allocation Fund), in each case at the address above.

Sales (Redemptions)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

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Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Transamerica Partners Funds Group at:

The Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Requests to redeem shares in any of the Asset Allocation Funds should be mailed to The Transamerica Asset Allocation Funds at:

The Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (888) 233-4339. You may also obtain copies of these documents from the Funds’ website at http://www.transamericafunds.com.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC file numbers:	811-07674
811-07495

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TRANSAMERICA FUNDS
P.O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

THE TRANSAMERICA PARTNERS
INSTITUTIONAL FUNDS GROUP

THE TRANSAMERICA
ASSET ALLOCATION FUNDS

Prospectus

May 1, 2008

Higher Risk
Lower Risk
International Equity
Small Growth
Small Core
Small Value
Mid Growth
Mid Value
Growth
Large Growth
Large Core
Stock Index
Value
Large Value
Balanced
High Yield Bond
Total Return Bond
Core Bond
Inflation-Protected Securities
High Quality Bond
Money Market
Long Horizon
Intermediate/Long Horizon
Intermediate Horizon
Short/Intermediate Horizon
Short Horizon

Notice of privacy policy.
At Transamerica Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.
What Information We Collect and From Whom We Collect It
We may collect nonpublic personal information about you from the following sources:
•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.
What Information We Disclose and To Whom We Disclose It
We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.
Our Security Procedures
We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.
If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.
Note: This privacy policy applies only to customers that have a direct relationship with us or our wholly-owned subsidiaries. If you own shares of a Transamerica Fund in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.
Not part of the prospectus

Prospectus

The Transamerica Partners Institutional Funds Group
The Transamerica Institutional Asset Allocation Funds

Transamerica Asset Management, Inc.
investment adviser

Money Market Fund
Transamerica Partners Institutional Money Market

Bond Funds
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional High Yield Bond

Balanced Fund
Transamerica Partners Institutional Balanced

Stock Funds
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Value
Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional International Equity

Asset Allocation Funds
Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon

The mutual funds described in this prospectus are designed to meet a variety of investment goals. The
Funds employ a wide range of stock and bond strategies covering the full risk/reward spectrum. You may choose to allocate your investment among the Stock, Bond and Money Market Funds, which each invest in securities through an underlying mutual fund, or you may choose to invest in an Asset
Allocation Fund. The Asset Allocation Funds invest in combinations of the other Funds determined by Transamerica Asset Management. No Fund, by itself, is a complete investment program.

The Securities and Exchange Commission has
not approved or disapproved these securities
or passed upon the adequacy or accuracy of this prospectus,
and any representation to the contrary
is a criminal offense.

May 1, 2008

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Prior to May 1, 2008, the Transamerica Partners Institutional Funds Group and the Transamerica Institutional Asset Allocation Funds were known as the Diversified Institutional Funds Group and the Diversified Institutional Strategic Allocation Funds.

The Funds at a Glance

Money Market Fund

Transamerica Partners Institutional Money Market

This summary briefly describes the Money Market Fund and the principal risks of investing in it.

Fund Goal

The Fund’s goal is to provide liquidity and as high a level of income as is consistent with the preservation of capital.

Main Investment Strategies

The Fund invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers’ acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Fund may invest more than 25% of its total assets in obligations of U.S. banks.

The Fund is subject to SEC industry regulations applicable to money market funds. These regulations require that the Fund’s investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Fund’s investments (on a dollar-weighted basis) be ninety days or less, and that all of the Fund’s investments be in U.S. dollar-denominated high quality securities which have been determined by the Fund to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s, or, if unrated, in the Subadviser’s opinion, be of comparable quality.

Investors should note that within these two rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Fund’s portfolio managers or the Fund’s Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments in which the Fund may invest include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.

Management of the Fund reflects the goal of maximizing yield, subject to the portfolio managers’ outlook for short-term interest rates and anticipated liquidity needs. The Fund is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. In general, the portfolio managers attempt to temper income volatility in the Fund by investing significant portions of the Fund in securities with maturities of thirty to forty-five days.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

What are Money Market Instruments?

A money market instrument is a short-term IOU issued by banks or other issuers, the U.S. or a foreign government or state or local governments. Money market instruments generally have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand notes (where the interest rate is reset periodically and the holder may demand payment from the issuer at any time), fixed-term obligations, commercial paper (short term unsecured debt), asset-backed securities (which are backed by pools of accounts receivable such as mortgages, car installment loans or credit card receivables) and repurchase agreements. In a repurchase agreement, the seller sells a security and agrees to buy it back at a later date (usually within seven days) and at a higher price, which reflects an agreed upon interest rate.

Main Risks

The Fund is subject to the following main investment risks, as well as other risks described in Appendix B:

•	Interest Rates. The interest rates on short-term obligations held in the fund’s portfolio will vary, rising or failing with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

•	Default. The Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the Fund.

•	Net Asset Value. The Fund does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the Fund’s net asset value to fluctuate. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

•	Bank Obligations. If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

•	Market. The value of securities owned by the Fund, or the Fund’s yield, may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Money Market Fund if you are a conservative investor who is seeking liquidity and preservation of capital.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Fund, the market index does not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Money Market Fund
Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	1.37%	March 31, 2001

Lowest	0.16%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Money Market Fund	4.93%	2.82%	2.92%

Citigroup 3-Month T-Bill Index	4.74%	2.95%	3.09%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.25%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.05%

Miscellaneous Expenses	0.05%

Total Other Expenses	0.10%

Total Annual Fund Operating Expenses	0.60%

Fee Waiver and/or Expense Reimbursement(2)	0.10%

Net Expenses	0.50%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in the Money Market Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$51	$160	$280	$643

Bond Funds

Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional High Yield Bond

This summary briefly describes the Bond Funds and the principal risks of investing in them.

Fund Goals

High Quality Bond Fund	The Fund’s goal is to provide a high risk-adjusted return while focusing on the preservation of capital.

Inflation-Protected Securities Fund	The Fund’s goal is to seek maximum real return consistent with the preservation of capital.

Core Bond Fund	The Fund’s goal is to achieve maximum total return.

Total Return Bond Fund	The Fund’s goal is to maximize long term total return.

High Yield Bond Fund	The Fund’s goal is to provide a high level of current income.

Main Investment Strategies

What is a Bond?

A bond, which is also called a debt security or debt obligation, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or other issuer or a city or state, borrows money from investors and agrees to pay back the loan amount (the principal) on a certain date (the maturity date). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as zero coupon bonds, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds’ interest rates may change based on market or other factors. Some debt securities are convertible securities, which means that they may be converted at either a stated price or rate into shares of common stock of the issuer. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

High Quality Bond Fund

The High Quality Bond Fund invests primarily in high quality debt securities with short and intermediate maturities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, U.S. Treasury and government agency obligations, securities of foreign issuers (such as Yankee bonds) and repurchase agreements. Under normal circumstances the Fund invests at least 80% of its net assets in high quality bonds and related investments.

The dollar-weighted average effective maturity of the Fund generally does not exceed three years under normal circumstances. Individual securities held by the Fund may have longer maturities. Short-term debt securities generally fluctuate less in price, and have lower yields, than longer-term securities of comparable quality. The Fund’s duration generally is between one and three years. Duration is a way of measuring the Fund’s overall sensitivity to interest rate fluctuations. The net asset value of a fund with a shorter duration will generally fluctuate less in response to interest rate changes than that of a fund with a longer duration.

The Fund considers securities rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s (and securities that the Fund’s advisers believe are of comparable quality) to be high quality. Ratings are described in the Statement of Additional Information. Investments in higher quality instruments may result in a lower yield than would be available from investments in lower quality instruments.

The portfolio managers of the High Quality Bond Fund use a “bottom-up” analysis, focusing on the relative value of individual securities. They also analyze the yield curve under multiple market conditions in making maturity and duration decisions for portfolio securities. The managers of the Fund then attempt to select securities that will enable the Fund to maintain a stable share price and at the same time to achieve a high level of income. The managers use the same bottom-up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are U.S. Government Obligations?

U.S. government obligations, including U.S. government bonds, are securities that are issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. Some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the United States, others by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

Inflation-Protected Securities Fund

The Inflation-Protected Securities Fund invests primarily in inflation-protected securities issued by the U.S. Government, its agencies and instrumentalities. The Fund also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances the Fund invests at least 80% of its net assets in inflation-protected securities and related investments.

What are Inflation-Protected Securities?

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. Like conventional fixed income securities, inflation-protected securities generally pay interest at fixed intervals and return the principal at maturity. Unlike a conventional fixed-income security, an inflation-protected security’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. For example, the U.S. Treasury uses the Consumer Price Index for All Urban Consumers as the inflation index for Treasury inflation-protected securities. Inflation-protected securities are designed to preserve purchasing power over the life of the security while paying a “real” rate of interest (i.e., a return over and above the inflation rate).

The Fund may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies.

The Fund invests primarily in investment-grade securities, but may also invest in lower quality securities. The Fund may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as “junk bonds”). Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers.

The Fund seeks to maintain an average portfolio duration that is within ±20% of the duration of the Lehman U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2008, the duration of the index was 7.92 years. The Fund may invest in securities of any maturity.

The portfolio managers of the Inflation-Protected Securities Fund use both “top down” and “bottom up” analysis to determine security and duration positions for the Fund. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.

What are Mortgage-Backed and Asset-Backed Securities?

Home mortgage loans are typically grouped together into “pools” by banks and other lending institutions. Interests in these pools (called mortgage-backed securities) are then sold to investors, allowing the bank or other lending institution to have more money available to loan. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. These pools may be guaranteed by U.S. government agencies or by government sponsored private corporations — interests in the pools are then referred to as “Ginnie Maes,” “Fannie Maes” and “Freddie Macs.” Mortgage-backed securities issued by private issuers may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-backed securities include collateralized mortgage obligations, or CMOs. Investors should note that Ginnie Maes, Fannie Maes and Freddie Macs are neither guaranteed nor insured by the U.S. government.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest or may be nonexistent.

The value of mortgage-backed and asset-backed securities may be impacted by changes in credit quality or value of the mortgage loans or other assets that support the securities. Upon the occurrence of certain triggering events or defaults on a security held by a Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets that it could not otherwise purchase. Those assets may be difficult to sell at a desirable price or at all.

Core Bond Fund

The Core Bond Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years) under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Fund. Even a small investment in derivatives can have a disproportionate impact on a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

Total Return Bond Fund

The Total Return Bond Fund invests primarily in investment grade debt securities, U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers. Under normal circumstances the Fund invests at least 80% of its net assets in bonds and related investments.

The Fund may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs) and collateralized debt obligations (CDOs)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Fund may invest in securities that are denominated in U.S. dollars and in foreign currencies. In addition, the Fund may use derivatives, such as options, futures, swaps, and foreign currency exchange contracts.

Investment grade debt securities carry a rating of at least BBB from Standard & Poor’s or Fitch or Baa from Moody’s or are of comparable quality as determined by the Fund’s advisers. Under normal circumstances, the Fund invests at least 65% of its net assets in investment grade securities.

The Fund’s duration generally is between three and ten years, and the Fund’s dollar-weighted average effective maturity generally is between five and fifteen years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.

The portfolio managers use both “top down” and “bottom up” analysis to determine sector, security and duration positions for the Fund. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

What are High Yield Bonds?

High yield securities usually are debt securities that are rated below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. (See the Statement of Additional Information for more information on ratings.)

High Yield Bond Fund

The High Yield Bond Fund invests primarily in high-yielding, income producing debt securities, such as debentures and notes, loan participations, and in convertible and non-convertible preferred stocks. Under normal circumstances the Fund invests at least 80% of its net assets in high-yield bonds and related investments.

High-yield securities usually are debt securities that are below-investment grade, commonly referred to as “junk bonds.” Below-investment grade debt securities offer yields that fluctuate over time but that generally are superior to the yields offered by higher-rated securities. However, these securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-rated securities. The Fund considers securities rated BB or lower by Standard & Poor’s or Fitch or Ba or lower by Moody’s (and comparable unrated securities) to be high-yield securities. See the Statement of Additional Information for more information on ratings.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders often have priority in being repaid. As a result, when selecting investments, the Fund’s advisers rely on fundamental research to try to identify companies with adequate cash flows, attractive valuations and strong management teams.

The Fund may also invest in (i) securities that are in default, (ii) securities that pay interest in the form of additional debt securities, (iii) interests in senior floating rate loans of domestic or foreign borrowers and in secured and unsecured subordinated loans, second lien loans, and subordinated bridge loans, and (iv) equity securities, including common stocks, warrants and rights. Investors should carefully consider the special risks of investing in this Fund.

All Bond Funds

Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.

Each of the Bond Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Bond Funds will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.

Each Fund’s policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Fund will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund includes that Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Funds are subject to the following main risks, as well as those described in Appendix B:

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value
•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities
•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Inflation-Protected Securities. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

•	High-Yield Debt Securities. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Fund holding high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Fund’s advisers could find it more difficult to sell these securities or may have to sell them at lower prices. The High-Yield Bond Fund is particularly susceptible to the risks of high-yield debt securities.

•	Foreign Securities. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Investing in Loans. Investments in loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment, and a potential decrease in the Fund’s net asset value. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Many loans in which the High-Yield Bond Fund may invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission, and will not be listed on any national securities exchange. The amount of public information available with respect to loan investments may be less extensive than that available for registered or exchange listed securities. No active trading market may exist for some loans and certain loans may be subject to restrictions on resale. The High-Yield Bond Fund is particularly susceptible to the risks of investing in loans.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Active Trading. The Inflation-Protected Securities, Core Bond, and Total Return Bond Funds had annual portfolio turnover rates in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Bond Funds if you are seeking current income (or, for the Total Return Bond Fund and Core Bond Fund, high total return, meaning the total return on your investment, including both income and growth of capital). You should not invest in the Bond Funds to play short-term swings in the bond market. Consider the High Quality Bond Fund if you are seeking a higher yield than a money market fund through investments in high quality, short-term debt securities. Consider the Inflation-Protected Securities Fund if you are concerned about protecting your investment from the adverse effects of inflation and are seeking a “real” rate of return (i.e., greater than the inflation rate). Consider the Total Return Bond Fund if you are seeking a core bond fund that strives to maximize the combination of price appreciation and current income and are willing to accept somewhat greater risk in exchange for the prospect of greater returns. Consider the Core Bond Fund if you are seeking a higher level of current income than is generally available from short-term securities and are willing to accept the greater price fluctuations associated with higher levels of income. Consider the High Yield Bond Fund if you are seeking a higher level of current income than is generally available from a higher quality bond fund and are willing to accept significant price volatility and risk of loss.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Funds, and how the Funds’ returns have varied over time.

•	The bar chart shows changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar chart, and how the Funds’ average annual returns for the periods indicated compare to those of a broad measure of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

High Quality Bond Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.47%	September 30, 2001

Lowest	−1.10%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

High Quality Bond Fund	5.03%	2.80%	4.27%

Merrill Lynch 1-3 Year Treasury Index	7.32%	3.12%	4.75%

Merrill Lynch 1-3 Year Government/ Corp Index	6.87%	3.35%	4.97%

Inflation-Protected Securities Fund*

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	5.34%	December 31, 2007

Lowest	−2.33%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Inflation- Protected Securities Fund	9.89%	3.32%	4.78%

Lehman U.S. TIPS Index	11.64%	6.27%	8.16%

*	Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Institutional Intermediate Government Bond Fund. The Fund’s performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

Core Bond Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.70%	September 30, 2001

Lowest	−1.94%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Core Bond Fund	6.38%	4.22%	5.65%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	6.24%

Total Return Bond Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.90%	September 30, 2006

Lowest	−1.01%	June 30, 2007

Average Annual Total Returns as of 12/31/07
	1 Year	Since Inception June 2005

Total Return Bond Fund	3.55%	3.29%

Lehman Bros. Aggregate Bond Index	6.97%	4.47%

High Yield Bond Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	9.32%	June 30, 2003

Lowest	−3.44%	September 30, 2003

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

High Yield Bond Fund	1.77%	10.51%	7.13%

Merrill Lynch High Yield Master II Index	2.19%	10.76%	6.64%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Funds.

Shareholder Fees (fees paid		Inflation-Protected		Total
directly from your	High Quality	Securities	Core	Return Bond	High Yield
investment)	Bond Fund	Fund	Bond Fund	Fund	Bond Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.35%	0.35%	0.35%	0.35%	0.55%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses
Administrative Services Fee	0.05%	0.05%	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.06%	0.21%	0.05%	0.15%	0.08%

Total Other Expenses	0.11%	0.26%	0.10%	0.20%	0.13%

Total Annual Fund Operating Expenses	0.71%	0.86%	0.70%	0.80%	0.93%

Fee Waiver and/or Expense Reimbursement(2)	0.06%	0.21%	0.05%	0.15%	0.08%

Net Expenses	0.65%	0.65%	0.65%	0.65%	0.85%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in a Bond Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Inflation-Protected
	High Quality	Securities	Core	Total Return	High Yield
	Bond Fund	Fund	Bond Fund	Bond Fund	Bond Fund

1 year	$66	$66	$66	$66	$87

3 years	$208	$208	$208	$208	$271

5 years	$362	$362	$362	$362	$471

10 years	$819	$842	$818	$833	$1,061

Balanced Fund

Transamerica Partners Institutional Balanced

This summary briefly describes the Balanced Fund and the principal risks of investing in it.

Fund Goal

The Fund’s goal is to provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

Main Investment Strategies

The Fund invests in a managed mix of equity and debt securities of predominantly U.S. issuers. The Fund may also invest in foreign securities including securities of issuers located in emerging markets. The Fund’s equity securities include common and preferred stocks (and their equivalents such as American Depositary Receipts). The Fund’s debt securities include corporate bonds, notes and commercial paper, U.S. government securities, bank obligations, and mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and those of private issuers.

The Fund varies the percentage of assets invested in any one type of security in accordance with its advisers’ interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Fund invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).

In selecting common stocks, the Fund emphasizes established companies. Most of the Fund’s long-term debt investments are investment grade (rated BBB or better by Standard & Poor’s or Fitch or Baa or better by Moody’s) or considered by the Fund’s advisers to be of comparable quality.

The Fund may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps and forward currency contracts. These investment strategies may be employed in connection with hedging activities and also may be used to generate income.

The Fund uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.

The Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Fund is subject to the following main investment risks as well as those described in Appendix B:

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks the Fund holds fluctuate in price, the value of an investment in the Fund will go up and down.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Active Trading. The Fund had an annual portfolio turnover rate in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact the Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Market. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Balanced Fund if you are seeking a diversified investment program through both stocks and bonds.

Fund Performance

The following bar chart and tables can help you evaluate the risks of investing in the Fund, and how the Fund’s returns have varied over time.

•	The bar chart shows changes in the Fund’s performance from year to year.

•	The tables show the Fund’s best and worst quarters during the years covered by the bar chart, and how the Fund’s average annual returns for the periods indicated compare to those of a broad measure of stock performance and a broad measure of bond performance. Please remember that, unlike the Fund, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that the Fund’s past performance is not necessarily an indication of how it will perform in the future.

Balanced Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	9.59%	June 30, 2003

Lowest	−8.92%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Balanced Fund	1.62%	8.63%	2.69%

S&P 500 Index	5.49%	12.83%	1.52%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	6.24%

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%

Distribution (12b-1) Fees	0.25%

Other Expenses

Administrative Services Fee	0.05%

Miscellaneous Expenses	0.14%

Total Other Expenses	0.19%

Total Annual Fund Operating Expenses	0.89%

Fee Waiver and/or Expense Reimbursement(2)	0.14%

Net Expenses	0.75%

(1)	The Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Fund’s expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in the Balanced Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above, after fee waivers and reimbursement, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$951

Stock Funds

Transamerica Partners Institutional Large Value (formerly, Value & Income)
Transamerica Partners Institutional Value
Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional Large Core (formerly, Growth & Income)
Transamerica Partners Institutional Large Growth (formerly, Equity Growth)
Transamerica Partners Institutional Growth (formerly, Aggressive Equity)
Transamerica Partners Institutional Mid Value (formerly, Mid-Cap Value)
Transamerica Partners Institutional Mid Growth (formerly, Mid-Cap Growth)
Transamerica Partners Institutional Small Value (formerly, Small-Cap Value)
Transamerica Partners Institutional Small Core (formerly, Special Equity)
Transamerica Partners Institutional Small Growth (formerly, Small-Cap Growth)
Transamerica Partners Institutional International Equity

This summary briefly describes the Stock Funds and the principal risks of investing in them.

Fund Goals

Large Value Fund	The Fund’s goal is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yield. Capital appreciation is a secondary goal.

Value Fund	The Fund’s goal is to provide capital appreciation. Dividend income is a secondary goal.

Stock Index Fund	The Fund’s goal is to match the performance of the Standard & Poor’s 500 Composite Stock Price Index.

Large Core Fund	The Fund’s goal is to provide capital appreciation and current income.

Large Growth Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.

Growth Fund	The Fund’s goal is to provide a high level of capital appreciation primarily through investing in a diversified portfolio of common stocks.

Mid Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Mid Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Value Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

Small Core Fund	The Fund’s goal is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies.

Small Growth Fund	The Fund’s goal is to provide a high total investment return through investments primarily in a diversified portfolio of common stocks.

International Equity Fund	The Fund’s goal is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers.

Main Investment Strategies

What are Equity Securities?

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, limited partnership interests, securities convertible into other securities (such as warrants and options), rights and other interests in other securities, and depository receipts for those securities. Equities are subject to market risk. Many factors affect the prices and dividend payouts, if applicable, of equity investments. These factors include, among others, the issuer’s earning stability and overall financial state, conditions in a particular industry or region, investor confidence in the economy, and general business conditions.

Large Value Fund

The Large Value Fund invests primarily in stocks of companies which, in the opinion of the Fund’s advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Fund also emphasizes stocks of companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million.

Value Fund

The Value Fund invests primarily in stocks of medium and large sized U.S. companies which, in the opinion of the Fund’s advisers, are undervalued. The Fund emphasizes stocks of U.S. companies with market capitalizations of greater than $2 billion. The Fund seeks to manage risk by focusing on companies with characteristics such as low price-to-earnings ratios or high dividend yields.

What is Value Investing?

Funds that use a value-oriented strategy search for those companies that appear to be trading below their true worth. These companies tend to have relatively low price/earnings ratios and/or relatively low price/book value ratios. Low price/earnings ratios or price/book value ratios mean that a stock is less expensive than average relative to the company’s earnings or book value, respectively. These funds use research to identify potential investments, examining such features as a firm’s financial condition, business prospects, competitive position and business strategy. They look for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services. A fund’s adviser may not be correct in its determination of companies that are in fact undervalued.

Stock Index Fund

The Stock Index Fund seeks its objective by investing in the stocks comprising the Standard & Poor’s 500 Composite Stock Price Index(1). The weightings of stocks in the S&P 500 Index are based on each stock’s relative total market capitalization; that is, its market price per share times the number of shares outstanding. The Fund invests approximately the same percentage of its assets in each stock as the stock represents in the S&P 500

(1)	Standard & Poor’s does not sponsor the Stock Index Fund, nor is it affiliated in any way with the Fund or the Fund’s advisers. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in the Stock Index Fund.

Index. Under normal market conditions, the Fund invests at least 90% of its net assets in securities comprising the S&P 500 Index and related investments.

The Stock Index Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. The Fund’s ability to match the investment performance of the S&P 500 Index may be affected by, among other things, Fund expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the S&P 500 Index is calculated, the size of the Fund’s investment portfolio and the timing, frequency and size of cash flows into and out of the Fund. The Fund’s adviser regularly monitors the Fund’s correlation to the S&P 500 Index. In the unlikely event that the Fund cannot achieve a correlation of at least 95%, the Fund’s Trustees will consider alternative arrangements.

In the future, the Stock Index Fund may select another index if it is deemed to be more representative of the performance of publicly traded common stocks in the aggregate.

In seeking to replicate or match the performance of the S&P 500 Index, the Stock Index Fund may use various investment techniques, such as buying and selling futures contracts and options, entering into swap agreements and purchasing indexed securities. The Fund may also lend its portfolio securities. These techniques may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

The Stock Index Fund may invest not more than 10% of its total assets under normal market conditions in cash and high-quality money market instruments. These investments are made to provide liquidity and when there is an unexpected or abnormal level of investments in or redemptions from the Fund.

The Fund invests in securities through an underlying mutual fund (called the Master Portfolio or the S&P 500 Index Master Portfolio) having similar investment goals and strategies. All references in this prospectus to the Fund include the Fund’s underlying Portfolio, unless otherwise noted.

Large Core Fund

The Large Core Fund invests primarily in securities selected in large part for their potential to generate long-term capital appreciation. The Fund may also select securities based on their potential to generate current income. The Fund emphasizes common stocks and securities of growing, financially stable and undervalued companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. This Fund attempts to achieve more capital appreciation than an income fund and less price volatility than a growth fund. The Fund emphasizes common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter.

Large Growth Fund

The Large Growth Fund invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Fund considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the minimum capitalization of companies that are included in the Russell 1000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 1000 Index were in excess of $155 million. The Fund emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund uses multiple managers to try to control the volatility often associated with growth funds.

What is Growth Investing?

Funds that use a growth-oriented strategy search for companies growing faster than the economy as a whole. Often, these companies are in expanding industries, such as pharmaceuticals. While the size of a company is not necessarily a factor in determining whether its stock is suitable for a growth fund, a growth strategy that focuses on larger companies is generally considered less aggressive than one that focuses on smaller companies. Many stocks owned by growth funds do not pay dividends and can be more volatile than other types of investments. As a result, growth funds are appropriate for investors who have long-term investment horizons. A Fund’s advisers may fail to pick stocks that outperform the economy or that do as well as the economy.

Growth Fund

The Growth Fund invests primarily in high growth companies and focuses on large capitalization issuers. The Fund seeks to invest in companies which present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund also emphasizes stocks of companies with consistent, above-average and accelerating profitability and growth. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities and related investments. The investment characteristics, such as price-to-earnings ratio, of the Fund can undergo major changes at any time. The value of shares of this Fund may be quite volatile. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Mid Value Fund

The Mid Value Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have below market valuations and present an opportunity for earnings improvement. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Value Index. As of March 31, 2008, the market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $156 million to $45.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Mid Growth Fund

The Mid Growth Fund invests primarily in stocks of medium sized companies which the Fund’s advisers believe have the potential to deliver earnings growth in excess of the market average, or to become market leaders. When identifying companies that may become market leaders, one of the factors the Fund’s advisers consider is whether a company sells proprietary products or services and/or operates in an industry with high barriers to entry such as the telecommunications industry. The Fund does not intend, however, to concentrate its investments in any particular industry. Under normal circumstances the Fund invests at least 80% of its net assets in securities of medium sized (or mid-cap) companies and related investments. This Fund considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap Growth Index.

As of March 31, 2008, the market capitalizations of companies in the Russell MidCap Growth Index ranged from approximately $155 million to $45.7 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Mid Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Value Fund

The Small Value Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have strong market share, cash flow and management teams but are undervalued by the market place. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.

As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Value Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

Small Core Fund

The Small Core Fund invests primarily in stocks of small to medium sized companies which, in the opinion of the Fund’s advisers, present an opportunity for significant increases in earnings, revenue and/or value, without consideration for current income. The Fund emphasizes common stocks of U.S. companies with market capitalizations of less than $15 billion. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations (or small-cap companies) and related investments.

The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index. As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Core Fund invests may change.

The Fund uses multiple managers pursuing different investment styles to control the volatility often associated with investments in companies of this size. The Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate in excess of 100%. Active trading may increase the Fund’s expenses.

Small Growth Fund

The Small Growth Fund invests primarily in stocks of companies with small market capitalizations which the Fund’s advisers believe have above average growth potential. Factors the Fund’s advisers may consider in determining a company’s growth potential include the introduction of new products, technologies, distribution channels, or other opportunities, or otherwise strong industry or market positioning. Under normal market circumstances the Fund invests at least 80% of its net assets in securities of companies with small market capitalizations (or small-cap companies) and related investments. The Fund considers small-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell 2000 Index.

As of March 31, 2008, the market capitalizations of companies in the Russell 2000 Index ranged from $25 million to $6.8 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Small Growth Fund invests may change.

The Fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Fund emphasizes common stocks. The Fund may also invest in foreign securities.

International Equity Fund

The International Equity Fund invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Fund’s advisers, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Fund invests at least 65% of its net assets in foreign securities. The Fund invests in equity securities of issuers in at least three countries other than the United States. The Fund invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Fund may invest up to 10% of its assets in securities of issuers in developing countries. Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities and related investments. The Fund may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.

The International Equity Fund uses two managers with different investment styles. One manager uses a value-oriented strategy, performing fundamental analysis to identify companies that appear to be trading below their true worth. The other manager uses a quantitative modeling strategy. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal.

What are Derivatives?

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives are often used as a hedging technique in an attempt to manage risk in the fund’s portfolio. Derivatives may also be used as a substitute for buying or selling securities, as a cash flow management technique, or for more speculative purposes in an attempt to enhance returns. Funds may engage in a variety of derivative transactions, such as futures, options, swaps (including credit default swaps) and warrants.

Derivatives involve special risks and costs and may result in losses to a Fund. Even a small investment in derivatives can have a disproportionate impact on a Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Fund’s net asset value. Derivatives can also make the fund less liquid and harder to value, especially in changing markets. Because derivatives are contracts, they are also subject to the risk that the other contract party defaults on its obligations.

All Stock Funds

The portfolio managers of the Large Value, Value, Mid Value and Small Value Funds use a “bottom up” value-oriented approach in selecting investments for the Funds. When portfolio managers use a “bottom up” approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goals.

Portfolio managers of the Large Core, Large Growth, Growth, Mid Growth, Small Growth and Small Core Funds use a “bottom up” approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Fund needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Fund’s goal. Other managers utilize a quantitative approach with respect to security investment decisions.

Each of the Stock Funds may use derivatives such as options, futures, swaps and forward currency contracts. The Funds generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Fund. In that case, derivative investments will be considered related investments for the purposes of the Fund’s policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Fund’s volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.

Each of the Stock Funds may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Funds use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Fund also may lend its securities to generate income.

Compliance with any policy or limitation for a Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets or for any other reason.

Although the policy of each Fund, other than the Value Fund and Stock Index Fund, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Fund will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.

Each Fund invests in securities through an underlying mutual fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a Fund include that Fund’s underlying Portfolio, unless otherwise noted.

Main Risks

The Funds are subject to the following main investment risks, as well as those described in Appendix B:

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style. The Value, Large Value, Mid Value and Small Value Funds are particularly susceptible to the risks of value investing.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. A growth oriented fund may underperform certain other stock funds (for example value funds) during periods when growth stocks are out of favor. The Growth, Large Growth, Mid Growth and Small Growth Funds are particularly susceptible to the risks of growth investing.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. Investments held by the Mid Value, Mid Growth, Small Value, Small Core and Small Growth Funds are particularly susceptible to the risks of small- or medium-sized companies.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Active Trading. The Growth and Small Core Funds are actively managed, and the portfolio managers may purchase and sell securities without regard to the length of time held. In addition, the Large Core, Large Growth, Growth, Mid Growth, Small Growth, and International Equity Funds had annual portfolio turnover rates in 2007 in excess of 100%. A high portfolio turnover rate may increase transaction costs which may negatively impact a Fund’s performance. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income for shareholders with taxable accounts.

•	Securities Lending. A Fund may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Stock Funds if you can tolerate stock market fluctuations and changes in the value of your investment. Consider the Stock Index Fund if you wish to keep investment expenses lower while seeking to participate in the long term growth potential of U.S. large capitalization stocks. Consider the Large Value, Value, Mid Value and Small Value Funds if you are seeking capital appreciation with an income component to temper volatility. Consider the Large Core, Large Growth, Growth, Mid Growth, Small Core, Small Growth, and International Equity Funds if you are seeking growth from equity investments, can tolerate substantial changes in the value of your investment and do not require current income from your investment. You should not invest in the Stock Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. The Mid Value, Mid Growth, Small Value, Small Core and Small Growth Funds emphasize securities of small to medium size companies, and, as a result, these Funds may be particularly volatile.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Stock Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Large Value Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.76%	June 30, 2003

Lowest	−19.16%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Large Value Fund	–2.00%	12.31%	6.50%

S&P 500 Index	5.49%	12.83%	1.52%

Russell 1000 Value Index	–0.17%	14.63%	6.81%

Value Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	7.99%	December 31, 2006

Lowest	−8.94%	December 31, 2007

Average Annual Total Returns as of 12/31/07
	1 Year	Since Inception June 2005

Value Fund	−11.35%	3.65%

Russell 1000 Value Index	−0.17%	10.40%

Stock Index Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	15.16%	June 30, 2003

Lowest	−17.31%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Stock Index Fund	5.18%	12.49%	1.17%

S&P 500 Index	5.49%	12.83%	1.52%

Large Core Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	12.54%	June 30, 2003

Lowest	−20.54%	March 31, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Years	Since Inception September 2000

Large Core Fund	1.78%	10.63%	−2.87%

S&P 500 Index	5.49%	12.83%	1.52%

Large Growth Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	12.38%	June 30, 2003

Lowest	−19.72%	March 31, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Large Growth Fund	11.93%	10.99%	−2.02%

S&P 500 Index	5.49%	12.83%	1.52%

Russell 1000 Growth Index	11.81%	12.10%	−3.61%

Growth Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.82%	December 31, 2001

Lowest	−29.61%	March 31, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Years	Since Inception September 2000

Growth Fund	28.28%	16.01%	−3.10%

S&P 500 Index	5.49%	12.83%	1.52%

Russell 1000 Growth Index	11.81%	12.10%	−3.61%

Mid Value Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.53%	June 30, 2003

Lowest	−15.60%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception October 2001

Mid Value Fund	2.45%	18.56%	14.76%

Russell Mid Cap Value Index	−1.42%	17.92%	13.67%

Mid Growth Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	16.10%	December 31, 2004

Lowest	–15.68%	June 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception November 2001

Mid Growth Fund	30.11%	16.98%	8.91%

Russell Mid Cap Growth Index	11.43%	17.90%	9.80%

Small Value Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	13.67%	December 31, 2004

Lowest	–7.86%	March 31, 2005

Average Annual Total Returns as of 12/31/07
	1 Year	Since Inception January 2003

Small Value Fund	–7.96%	11.04%

Russell 2000 Value Index	–9.78%	16.06%

Small Core Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	20.22%	June 30, 2003

Lowest	−21.72%	September 30, 2001

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Small Core Fund	−4.73%	13.57%	3.12%

S&P 500 Index	5.49%	12.83%	1.52%

Russell 2000 Index	−1.57%	16.25%	6.42%

Small Growth Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	14.68%	December 31, 2004

Lowest	−9.03%	March 31, 2005

Average Annual Total Returns as of 12/31/07
	1 Year	Since Inception May 2003

Small Growth Fund	8.34%	11.23%

Russell 2000 Growth Index	7.05%	14.55%

International Equity Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	17.24%	June 30, 2003

Lowest	−20.13%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

International Equity Fund	11.35%	20.02%	5.42%

MSCI World ex-US Equity Index	12.92%	22.62%	7.90%

Fund Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Stock Funds.

Shareholder Fees (fees	Large			Large	Large
paid directly from your	Value	Value	Stock Index	Core	Growth	Growth
investment)	Fund	Fund	Fund	Fund	Fund	Fund

Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.45%	0.50%	0.10%	0.60%	0.62%	0.77%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.05%	0.05%	(2)	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.05%	0.13%	0.02%	0.07%	0.05%	0.10%

Total Other Expenses	0.10%	0.18%	0.02%	0.12%	0.10%	0.15%

Total Annual Fund Operating Expenses	0.80%	0.93%	0.37%	0.97%	0.97%	1.17%

Fee Waiver and/or Expense Reimbursement(3)	0.05%	0.08%	0.07%	0.07%	0.07%	0.12%

Net Expenses	0.75%	0.85%	0.30%	0.90%	0.90%	1.05%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	Administrative Services Fees of the Fund are included in the Advisory Fee for the Fund.
(3)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

		Mid	Small	Small	Small	International
Shareholder Fees (fees paid	Mid	Growth	Value	Core	Growth	Equity
directly from your investment)	Value Fund	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None

Redemption Fee	None	None	None	None	None	None

Exchange Fee	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets(1)

Advisory Fee	0.67%	0.72%	0.82%	0.80%	0.87%	0.75%

Distribution (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Other Expenses

Administrative Services Fee	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%

Miscellaneous Expenses	0.07%	0.11%	0.18%	0.08%	0.20%	0.14%

Total Other Expenses	0.12%	0.16%	0.23%	0.13%	0.25%	0.19%

Total Annual Fund Operating Expenses	1.04%	1.13%	1.30%	1.18%	1.37%	1.19%

Fee Waiver and/or Expense Reimbursement(2)	0.14%	0.18%	0.20%	0.08%	0.22%	0.04%

Net Expenses	0.90%	0.95%	1.10%	1.10%	1.15%	1.15%

(1)	Each Fund invests in securities through an underlying mutual fund. This table and the example below reflect the expenses of the Fund and that underlying fund.
(2)	The Adviser has contractually agreed to reimburse certain of the Funds’ expenses. Each of these agreements is in effect through May 1, 2017.

Example

The following example is intended to help you compare the cost of investing in a Stock Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the tables above, after fee waivers and reimbursements, remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Large		Stock	Large
	Value	Value	Index	Core	Large Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
1 year	$77	$87	$31	$92	$92	$107

3 years	$240	$271	$97	$287	$287	$334

5 years	$417	$471	$169	$498	$498	$579

10 years	$930	$1,061	$392	$1,118	$1,118	$1,300

	Mid	Mid	Small	Small	Small	International
	Value	Growth	Value	Core	Growth	Equity
	Fund	Fund	Fund	Fund	Fund	Fund
1 year	$92	$97	$112	$112	$117	$117

3 years	$287	$303	$350	$350	$365	$365

5 years	$498	$525	$606	$606	$633	$633

10 years	$1,128	$1,192	$1,369	$1,352	$1,429	$1,403

Transamerica Asset Allocation Funds

Institutional Short Horizon
Institutional Short/Intermediate Horizon
Institutional Intermediate Horizon
Institutional Intermediate/Long Horizon
Institutional Long Horizon

This summary briefly describes each of the Asset Allocation Funds and the principal risks of investing in them.

Fund Goals

Transamerica Institutional Asset Allocation — Short Horizon	The Fund’s goal is to provide a high level of income and preservation of capital.

Transamerica Institutional Asset Allocation — Short/Intermediate Horizon	The Fund’s goal is to achieve reasonable returns with considerably less than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Intermediate Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly less than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Intermediate/Long Horizon	The Fund’s goal is to achieve long-term returns from a combination of investment income and capital appreciation with slightly more than average volatility as compared to other balanced funds.

Transamerica Institutional Asset Allocation — Long Horizon	The Fund’s goal is to provide long-term returns from growth of capital and growth of income.

Main Investment Strategies

The Transamerica Asset Allocation Funds invest in a combination of the Funds described above in this prospectus. Transamerica Asset Management (TAM) selects the combination and amount of underlying Funds to invest in based on each Asset Allocation Fund’s investment goal.

The following chart shows approximately how much of the assets of each Asset Allocation Fund are invested in the Bond, Stock and Money Market Funds. These allocations reflect TAM’s present strategy for asset allocation during normal market conditions, and may be changed at any time without notice to shareholders and without shareholder approval. In the short term, actual asset allocations may vary due to short term changes in cash flows caused by purchases and redemptions in the Asset Allocation Funds. TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market or other conditions or to process a large purchase or redemption within an Asset Allocation Fund. For more information on allocations to the underlying Funds, see Appendix A.

	Normal Approximate Allocations
	Bond Funds	Stock Funds	Money Market Fund

Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Each Asset Allocation Fund is a non-diversified fund, meaning that it is not limited by the Investment Company Act of 1940 as to the amount of its assets that may be invested in a single issuer. Each Asset Allocation Fund invests in the underlying Funds, which are diversified.

Main Risks

The Asset Allocation Funds are subject to the following investment risks, as well as those described in Appendix B:

•	Underlying Funds. Because an Asset Allocation Fund invests its assets in various underlying Funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. An Asset Allocation Fund is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. For example, the Short Horizon and Short/Intermediate Horizon Funds invest more of their assets in the Bond Funds. As a result, the Short Horizon and Short/Intermediate Horizon Funds may be more susceptible to interest rate risk and credit risk than the Asset Allocation Funds investing more of their assets in the Stock Funds. Similarly, the Asset Allocation Funds investing more of their assets in the Stock Funds may be susceptible to greater price volatility under certain market conditions than the Asset Allocation Funds investing more of their assets in the Bond Funds. There can be no assurance that the investment objective of any underlying Fund will be achieved.

In addition, an Asset Allocation Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests, and it is subject to business and regulatory developments affecting the underlying funds.

•	Asset Allocation. TAM allocates an Asset Allocation Fund’s assets among various underlying Funds. These allocations may be unsuccessful in maximizing a Fund’s return and/or avoiding investment losses.

•	Fixed-Income Securities. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

•	length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

•	Mortgage-Related Securities. Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

•	Stocks. While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of an investment in a Fund will go up and down.

•	Value. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. A value fund may underperform other equity funds that use different investing styles. An underlying value fund may also underperform other equity funds using the value style.

•	Growth. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•	Small- or Medium-Sized Companies. Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

•	Foreign Securities. Investments in foreign securities, including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include, without limitation: changes in currency values, currency speculation, currency trading costs, different accounting and reporting practices, less information available to the public, less (or different) regulation of securities markets, more complex business negotiations, less liquidity, more fluctuations in prices, delays in settling foreign securities transactions, higher costs for holding shares (custodial fees), higher transaction costs, vulnerability to seizure and taxes, political instability and small markets, and different market trading days.

•	Emerging Markets. All of the risks of investing in foreign securities are heightened by investing in emerging or developing markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries.

•	Derivatives. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s subadviser may not make use of derivatives for a variety of reasons.

•	Market. The value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

You may lose money if you invest in these Funds.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest

Consider investing in the Asset Allocation Funds if you are seeking a long-term, professionally managed asset allocation investment program. You should not invest in the Asset Allocation Funds to provide for short-term financial needs or to play short-term swings in the stock or bond markets. Consider the Short Horizon Fund if you are seeking current income through investment primarily in the Money Market and Bond Funds. Consider the Short/Intermediate Horizon Fund if you are seeking current income through investment primarily in the Bond Funds with slightly more volatility than the Short Horizon Fund and less volatility than the other Asset Allocation Funds. Consider the Intermediate Horizon Fund if you are seeking high long-term returns through a diversified investment portfolio of stocks, fixed income and money market securities. Consider the Intermediate/Long Horizon Fund if you are seeking long-term returns through investment primarily in the Stock and Bond Funds with slightly more volatility as compared to other balanced funds. Consider the Long Horizon Fund if you are seeking long-term growth through equity investments and can tolerate substantial changes in the value of your investment.

Fund Performance

The following bar charts and tables can help you evaluate the risks of investing in the Asset Allocation Funds, and how the Funds’ returns have varied over time.

•	The bar charts show changes in the Funds’ performance from year to year.

•	The tables show the Funds’ best and worst quarters during the years covered by the bar charts, and how the Funds’ average annual returns for the periods indicated compare to those of broad measures of market performance. Please remember that, unlike the Funds, the market indices do not include the costs of buying and selling securities and other Fund expenses.

When you consider this information, please remember that a Fund’s past performance is not necessarily an indication of how it will perform in the future.

Short Horizon Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	3.40%	June 30, 2003

Lowest	−1.17%	June 30, 2004

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Short Horizon* Fund	5.46%	5.03%	5.16%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	6.24%

*	A combined index consisting of 27% Merrill Lynch 1-3 Year Treasury Index, 54% Lehman Brothers Aggregate Bond Index, 9% Merrill Lynch High Yield Master II Index, 9% Russell 3000 Index and 1% MSCI World ex-US Index had a one year return of 6.58%, a five year return of 5.66% and a return of 5.55% for the period since the Fund’s inception.

Short/Intermediate Horizon Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	6.43%	June 30, 2003

Lowest	−4.28%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Short/ Intermediate Horizon Fund*	5.54%	7.01%	4.40%

S&P 500 Index	5.49%	12.83%	1.52%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	6.24%

*	A combined index consisting of 21% Merrill Lynch 1-3 Year Treasury Index, 42% Lehman Brothers Aggregate Bond Index, 7% Merrill Lynch High Yield Master II Index, 25% Russell 3000 Index and 5% MSCI World ex-US Index had a one year return of 6.66%, a five year return of 7.80% and a return of 5.11% for the period since the Fund’s inception.

Intermediate Horizon Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	8.52%	June 30, 2003

Lowest	–8.14%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Intermediate Horizon Fund*	5.49%	8.71%	3.99%

S&P 500 Index	5.49%	12.83%	1.52%

Lehman Bros. Aggregate Bond Index	6.97%	4.42%	6.24%

*	A combined index consisting of 15% Merrill Lynch 1-3 Year Treasury Index, 30% Lehman Brothers Aggregate Bond Index, 5% Merrill Lynch High Yield Master II Index, 42% Russell 3000 Index and 8% MSCI World ex-US Index had a one year return of 6.62%, a five year return of 9.87% and a return of 4.53% for the period since the Fund’s inception.

Intermediate/Long Horizon Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	10.81%	June 30, 2003

Lowest	–12.40%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Intermediate/ Long Horizon Fund*	5.57%	10.44%	3.32%

S&P 500 Index	5.49%	12.83%	1.52%

*	A combined index consisting of 9% Merrill Lynch 1-3 Year Treasury Index, 18% Lehman Brothers Aggregate Bond Index, 3% Merrill Lynch High Yield Master II Index, 59% Russell 3000 Index and 11% MSCI World ex-US Index had a one year return of 6.54%, a five year return of 11.93% and a return of 3.87% for the period since the Fund’s inception.

Long Horizon Fund

Year-By-Year Total Return as of 12/31 Each Year

Highest and Lowest Returns
(for calendar quarters covered by the bar chart)
		Quarter Ended

Highest	14.24%	June 30, 2003

Lowest	–17.89%	September 30, 2002

Average Annual Total Returns as of 12/31/07
	1 Year	5 Year	Since Inception September 2000

Long Horizon Fund*	5.63%	12.24%	2.16%

S&P 500 Index	5.49%	12.83%	1.52%

*	A combined index that through April 30, 2003 consisted of 60% Russell 1000 Equity Index, 25% Russell 2000 Equity Index, and 15% MSCI Ex-US Equity Index. Effective May 1, 2003 the combined index consists of 3% Merrill Lynch 1-3 Year Treasury Index, 6% Lehman Brothers Aggregate Bond Index, 1% Merrill Lynch High Yield Master II Index, 76% Russell 3000 Index, and 14% MSCI Ex-US Equity Index. The returns of these blended benchmarks have been linked and had a one year return of 6.42%, a five year return of 14.00% and a return of 2.72% for the period since the Fund’s inception. The benchmark was changed to reflect a change effective May 1, 2003 in the portfolio’s asset allocation targets.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Asset Allocation Funds.

		Short/		Intermediate/
	Short	Intermediate	Intermediate	Long	Long
Shareholder Fees (fees paid	Horizon	Horizon	Horizon	Horizon	Horizon
directly from your investment)	Fund	Fund	Fund	Fund	Fund
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as a % of average net assets

Advisory Fee	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution (12b-1) Fees	None	None	None	None	None

Other Expenses

Administrative Services Fee	None	None	None	None	None

Miscellaneous Expenses	None	None	None	None	None

Acquired Fund Fees and Expenses(1)	0.70%	0.75%	0.81%	0.87%	0.93%

Total Other Expenses	0.70%	0.75%	0.81%	0.87%	0.93%

Total Annual Fund Operating Expenses	0.80%	0.85%	0.91%	0.97%	1.03%

(1)	Each Asset Allocation Fund bears its pro rata share of the fees and expenses (including advisory and Rule 12b-1 fees) of the underlying Funds in which it invests as reflected under Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated for the current fiscal year based on investment allocations that went into effect on January 16, 2008.

Example

The following example is intended to help you compare the cost of investing in an Asset Allocation Fund to the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in a Fund for the time periods indicated; and

•	you then sell all your shares at the end of those periods.

The example also assumes that:

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses shown in the table above remain the same before taking into consideration any fee waivers or reimbursements.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Short/
		Intermediate	Intermediate	Intermediate/
	Short Horizon	Horizon	Horizon	Long Horizon	Long Horizon
	Fund	Fund	Fund	Fund	Fund
1 year	$82	$87	$93	$99	$105

3 years	$255	$271	$290	$309	$328

5 years	$444	$471	$504	$536	$569

10 years	$990	$1,049	$1,120	$1,190	$1,259

Shareholder Services

This section describes how to do business with the Funds and shareholder services that are available.

How to Reach the Funds

• Customer Service: 1-888-233-4339
• Internet: www.transamericafunds.com
• Fax: 1-888-329-4339
Mailing Address:	Transamerica Fund Services, Inc. P.O. Box 219945 Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc. 330 W. 9th Street Kansas City, MO 64105

Retirement plan participants in a retirement plan administered by Diversified Investment Advisors, TAM’s affiliate, should contact Diversified at 1-800-755-5801 for additional information.

How to Purchase Shares

Shares of the Funds are available to institutional investors through certain retirement plans. These plans include, but are not limited to, 401(k), 403(b) and 457 Plans, Money Purchase Plans, Profit Sharing Plans, Simplified Employee Pension Plans, Keogh Plans, defined benefit plans, non-qualified deferred compensation plans, and IRAs. Shares may be purchased through a plan administrator, recordkeeper or authorized financial intermediary. If you are a participant in a plan, you should obtain the plan’s conditions for participation from your plan administrator. Plans may prohibit purchases or redemptions of Fund shares during certain circumstances, such as a change in plan administrators. Consult your plan administrator for more information.

Each Fund’s shares are sold without a sales charge. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value (NAV) the next time it is calculated after your investment is received in good order and is accepted by the transfer agent.

You may purchase shares in a Fund through the transfer agent directly or by authorizing your retirement plan to purchase shares on your behalf. See Appendix B for information on purchases directly through the transfer agent. See your plan administrator, recordkeeper, or authorized financial intermediary, to obtain purchase instructions if you are a participant in a retirement plan. Plans which include fixed investment options may restrict or prohibit the purchase of shares of certain of the Funds with monies withdrawn from those fixed investment options.

The minimum initial investment is $5,000. The Funds are currently waiving this minimum. There is no minimum for subsequent investments. A retirement plan may, however, impose minimum investment requirements. Plan participants or IRA holders should consult their plan administrator, recordkeeper or authorized financial intermediary.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other Funds could also be affected.

Because of the potential harm to the Funds and their long term shareholders, the Board of Trustees of the Funds has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser believes to be market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity.

The Funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Funds’ Board reserves the right to modify these or adopt additional policies and restrictions in the future. The Funds’ distributor and/or administrator has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. Shareholders should be aware, however, that any surveillance techniques currently employed by the Funds or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts.

As noted above, if a Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, because the Funds have not adopted any specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes. The Funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of Fund shares that the Board may adopt in the future. Because the Funds apply their policies and procedures in a discretionary manner, different shareholders may be treated differently, which could result in some shareholders being able to engage in frequent trading while others bear the costs and effects of that trading.

Additionally, the Funds have adopted policies and procedures to prevent the selective release of information about the Funds’ portfolio holdings, as such information may be used for market-timing and similar abusive practices. A description of the Funds’ policies and procedures with respect to the disclosure of portfolio securities is contained in the SAI.

How the Price of Your Shares is Calculated

Each Fund’s net asset value is the value of its assets minus its liabilities. The price of a Fund’s shares is based on its net asset value. Each Fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Fund on days when the Fund is not open for business. As a result, a Fund’s NAV may be impacted on days on which it is not possible to purchase or sell shares of the Fund.

What is NAV?

NAV refers to a Fund’s net asset value. Net asset value per share is calculated by dividing the total value of a Fund’s securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if a market quotation is not readily available, using fair value determined in good faith under procedures established by and under the supervision of the Trustees. Foreign securities are normally valued based on quotations from the primary market in which they are traded, and converted from the local currency into U.S. dollars using current exchange rates. Money market instruments maturing within sixty days are valued at amortized cost, which approximates market value.

Each Fund generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Fund may price those securities using fair value procedures approved by the Fund’s Board of Trustees. A Fund may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Fund’s net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Fund’s net asset value is calculated). When a Fund uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

How to Sell Shares

On any business day, you may sell (redeem) all or a portion of your shares. Your transaction will be processed at the applicable Fund’s NAV the next time it is calculated after your redemption request in good order is received by the transfer agent. Redemption proceeds normally will be paid or mailed within seven days. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

Each Fund reserves the right to delay delivery of your redemption proceeds up to 7 days if the amount to be redeemed will disrupt a Fund’s operation or performance.

Participants in a retirement plan or IRA program should obtain redemption instructions from their plan administrator, recordkeeper, or authorized financial intermediary. If you purchased shares directly through the transfer agent, see Appendix B for redemption instructions.

A signature guarantee is required for the following:

•	any redemption by mail if the proceeds are to be paid to someone else or are to be mailed to an address other than your address of record;

•	any redemption by mail if the proceeds are to be wired to a bank;

•	any redemption request for more than $50,000; and

•	requests to transfer registration of shares to another owner.

At the Funds’ discretion, signature guarantees may also be required for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability. A signature guarantee is not the same as a notarized signature.

Shareholder Services and Policies

Exchanges

On any business day you may exchange all or a portion of your shares in a Fund for shares of any other available Fund. To make exchanges, please follow the procedures for sales described above under “How to Sell Shares.” Plan participants or IRA holders should contact their plan administrator, recordkeeper, or authorized financial intermediary. Exchanges are processed at NAV the next time it is calculated after your exchange request in good order is received and approved by the transfer agent. The Funds reserve the right to reject any exchange request or to modify or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

Redemption proceeds

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities with a fair market value equal to the redemption price. In these cases, you might incur brokerage costs in converting the securities to cash.

Your right to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission permits mutual funds to postpone payments for the protection of investors.

Involuntary redemptions

If your account balance falls below $1,000 as a result of a redemption or exchange, your account may be closed and the proceeds sent to you. You will be given notice before this occurs.

Telephone or internet transactions

You may initiate redemptions and exchanges by telephone or via internet. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the person are followed. During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Funds by telephone or via internet. In that case, please consider an alternative transaction method.

Address changes

To change the address on your account contact your plan administrator, recordkeeper or authorized financial intermediary or call (888) 233-4339. You may also send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

Registration changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For more information, contact your plan administrator, recordkeeper or authorized financial intermediary or call (888) 233-4339. If your shares are held of record by a financial institution, contact that financial institution for ownership changes.

Statements and reports

The Funds will send you a confirmation statement quarterly reflecting regularly scheduled contributions and other transactions affecting your account. The Funds will also send you a confirmation statement after every transaction that affects your account registration. Information regarding the tax status of income dividends and capital gains distributions will be mailed to investors with non-tax-sheltered accounts early each year.

Financial reports for the Funds will be mailed semiannually to all shareholders.

Dividends and Distributions

As a Fund shareholder, you are entitled to your share of a Fund’s net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions at least annually. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes those earnings to shareholders, it is called a dividend distribution. A Fund realizes long-term capital gains when it sells securities that it has held for more than one year for a higher price than it paid. When these gains (to the extent they exceed losses from sales of securities) are distributed to shareholders, it is called a capital gain distribution.

Each Fund pays substantially all of its net income from dividends and interest to its shareholders of record.

Each Fund distributes any net realized short-term and long-term capital gains to its shareholders. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

You will receive all distributions from a Fund in additional shares of the same Fund issued at NAV unless you request otherwise in writing.

Tax Matters

This discussion of U.S. federal income taxes is for general information only. You should consult your own tax adviser about your particular situation, and the status of your account under foreign, state and local laws.

As long as a Fund qualifies for treatment as a regulated investment company (which each has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.

Taxes on Distributions

If you are otherwise subject to U.S. federal income taxes, you will normally have to pay federal income taxes on the distributions you receive from a Fund, whether you take the distributions in cash or in additional shares. Distributions from net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ordinarily will be taxable as long-term capital gains. Distributions of a Fund’s qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate for taxable years beginning on or before December 31, 2010, provided that they are designated by the Fund as qualified dividend income and provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from U.S. corporations; dividends from certain foreign corporations will also qualify. Other distributions, including distributions of net short-term capital gain, are generally taxable as ordinary income. Some distributions paid in January may be taxable to you as if they had been paid the previous December.

Early each year, each Fund will notify its shareholders (other than retirement plan participants) of the amount and tax status of distributions paid to shareholders for the preceding year.

Fund distributions will reduce a Fund’s net asset value per share. As a result, if you are otherwise subject to U.S. federal income taxes, and you buy shares in a Fund just before the Fund makes a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Taxes on Sales or Exchanges

If you are otherwise subject to U.S. federal income taxes, any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Other Tax Matters

Retirement plans that invest in a Fund and satisfy applicable Internal Revenue Code conditions generally will not be subject to federal tax liability on either distributions from a Fund or redemptions or exchanges of shares of a Fund. Participants in these retirement plans will be taxed when they take distributions from the plan in accordance with Internal Revenue Code rules.

If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding.

Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to shareholders who are neither citizens nor residents of the United States.

Management

Investment Advisers

Funds other than the Stock Index Fund

Transamerica Asset Management, Inc. (TAM), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser of each of the Funds and each of the underlying mutual funds (called Portfolios) in which certain of these Funds invest.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and the AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

TAM has selected subadvisers for each Portfolio. TAM provides general supervision of the subadvisers, subject to policies set by the Trustees. TAM provides general supervision of a Fund’s investment in its underlying Portfolio and also manages the assets of each Asset Allocation Fund, subject in each case to policies set by the Trustees.

The subadvisers make the day-to-day investment decisions for the Portfolios and place the purchase and sale orders for securities transactions, subject in all cases to the general supervision of TAM. The subadvisers are listed below; see “Subadvisers.”

The Funds and Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser;

(2)	materially change the terms of any subadvisory agreement; and

(3)	continue the employment of an existing subadviser on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser.

In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

Stock Index Fund

TAM is the investment adviser of the Stock Index Fund, providing general supervision of the Fund’s investment in its underlying Portfolio, subject to policies set by the Trustees.

Barclays Global Fund Advisors is the investment adviser of the Portfolio in which the Stock Index Fund invests. Barclays Global Fund Advisors (“BGFA”) was formed in October 1996 and is a wholly-owned subsidiary of Barclays Global Investors, N.A. (“BGI”) (which, in turn, is a majority-owned subsidiary of Barclays Bank PLC). Barclays Global Fund Advisors has been a registered investment adviser since 1996. BGFA is located at 400 Howard Street, San Francisco, CA 94105.

Diane Hsiung and Greg Savage are primarily responsible for the day-to-day management of the underlying Portfolio in which the Stock Index Fund invests. They are each responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of their portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on their authority for risk management and compliance purposes.

Ms. Hsiung is an employee of BGFA and BGI and has been one of the portfolio managers primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Mr. Savage is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the underlying Portfolio since January 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.

Subadvisers

The subadvisers described in this section are responsible for the daily management of the Portfolios underlying the Funds named below. TAM provides general supervision of the subadvisers.

Following is a brief description of the subadvisers, including information they have provided about certain of their investment personnel. The Statement of Additional Information contains additional information about the compensation of such persons, other accounts managed by each such person, and each such person’s ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Money Market Fund

GE Asset Management, Incorporated (“GEAMI”). GEAMI was formed in 1988 and has been a registered investment adviser since 1988. The principal business address of GEAMI is 3001 Summer Street, P.O. Box 120031, Stamford, Connecticut 06912-0031.

High Quality Bond Fund

Merganser Capital Management Limited Partnership (“Merganser”). Merganser was formed in 2000, as the successor to a business formed in 1984, and is owned by certain of its employees. Merganser, or its predecessor, has been a registered investment adviser since 1984. The principal business address of Merganser is 99 High Street, Boston, Massachusetts 02110.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser. Mr. Kelly is the Chief Investment Officer and Principal of Merganser, and has been with the firm since 1986. Mr. Kaplan is a Portfolio Manager and Principal of Merganser, and has been with the firm since 1986. Mr. Kelly is the lead manager of Merganser and Mr. Kaplan is the other manager at the firm. Mr. Kelly and Mr. Kaplan work jointly with one another and neither manager has any limitations on his respective role.

Inflation-Protected Securities Fund

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock. Mr. Spodek, Managing Director and portfolio manager, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined the firm in 1993 as an analyst in BlackRock’s Portfolio Management Group and subsequently was promoted to portfolio manager.

Mr. Weinstein, Managing Director and portfolio manager, is a member of the Fixed Income Portfolio Management Group. His primary responsibility is the management of total return portfolios, with a sector emphasis on government/agency bonds. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He joined BlackRock in 2000 as an analyst in the Portfolio Analytics Group after spending several summers with BlackRock as an intern.

Total Return Bond Fund

Western Asset Management Company
Western Asset Management Company Limited

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Total Return Bond Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager with WAMCO, and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon

Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Total Return Bond Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Total Return Bond Portfolio invests. Mr. Moody, Mr. Lindbloom, and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Total Return Bond Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Total Return Bond Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Total Return Bond Portfolio on behalf of WAMCO, as described above.

Core Bond Fund

BlackRock Financial Management, Inc. (“BlackRock”). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock, Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.
Mr. Amero, a Managing Director since 1990 and Vice Chairman since 2007, is BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios.

Mr. Marra, Managing Director since 2005, is a member of BlackRock’s Fixed Income Portfolio Management Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Marra has been a member of BlackRock’s fixed income team since 1997.

Mr. Phillips, Managing Director since 1998, is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

High Yield Bond Fund

Eaton Vance Management. Eaton Vance Management has been a registered investment adviser since 1990 and is a wholly owned subsidiary of Eaton Vance Corp. The principal business address of Eaton Vance Management is 255 State Street, Boston, Massachusetts 02109.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management. Ms. Carter is a Vice President and portfolio manager at Eaton Vance Management and serves as the senior fixed income analyst of the High Yield Fixed Income Group. Mr. Weilheimer is a Vice President and portfolio manager at Eaton Vance Management and serves as Director of the High Yield Fixed Income Group. Both Ms. Carter and Mr. Weilheimer have been with Eaton Vance Management for more than five years. Ms. Carter and Mr. Weilheimer act as co-managers for the High Yield Bond Portfolio, and they share joint and primary responsibility with respect to the High Yield Bond Portfolio.

Balanced Fund

Goldman Sachs Asset Management, L.P.
Western Asset Management Company
Western Asset Management Company Limited

Goldman Sachs Asset Management, L.P. (“GSAM®”). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co. The principal business address of GSAM is 32 Old Slip, New York, New York 10005.

Robert C. Jones, Mark Carhart, Andrew Alford and Melissa Brown are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM.

Robert C. Jones, CFA, is a Managing Director and Co-CIO for the Quantitative Investment Strategies (“QIS”) team. Mr. Jones founded the quantitative equity area in 1989. Mark Carhart, PhD, CFA, is a Managing Director and Co-CIO for the QIS team. Mr. Carhart joined GSAM in 1997. Andrew Alford, PhD, is a Managing Director and Senior Portfolio Manager responsible for U.S. portfolios and long/short Flex strategies. Mr. Alford has been involved in all aspects of the investment process, from research to implementation, since he joined the team in 1998. Melissa Brown, CFA, is a Managing Director and Co-Heads the Global Product Strategy for QIS. Ms. Brown is responsible for product development, strategy and communications for the Quantitative Investment Strategies team. Ms. Brown joined GSAM in 1998.

Mr. Jones, Mr. Carhart, Mr. Alford, and Ms. Brown have joint responsibility with respect to all aspects of the Balanced Portfolio.

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAMCO is 385 East Colorado Boulevard, Pasadena, California 91101.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. Mr. Leech is the Chief Investment Officer of WAMCO, and has been with the firm since 1993. Mr. Walsh is a Deputy Chief Investment Officer at WAMCO, and has been with the firm since 1992. Mr. Moody is a Portfolio Manager at WAMCO and has been with the firm since 1986. Mr. Lindbloom is a Portfolio Manager at WAMCO, and has been with the firm since 2005. Prior to joining the firm, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup Inc. or its predecessor companies since 1986. Mr. Eichstaedt is a Portfolio Manager at WAMCO and has been with the firm since 1994.

Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Balanced Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Balanced Portfolio invests. Mr. Moody, Mr. Lindbloom and Mr. Eichstaedt are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc. The principal business address of WAML is 10 Exchange Square, Primrose Street, London, England EC2A 2EN.

WAML is responsible for providing advice regarding the management of the Balanced Portfolio’s foreign fixed income investments. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio on behalf of WAML. Mr. Leech and Mr. Walsh also serve as co-team leaders for the Balanced Portfolio on behalf of WAMCO, as described above.

Large Value Fund

AllianceBernstein LP
TCW Investment Management Company

AllianceBernstein LP (“Alliance”). Alliance Capital Management is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners. Alliance has been a registered investment adviser since August 13, 1999. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Large Value Fund.

Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx are the four individuals who have the most significant responsibility for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance. Ms. Fedak is Chairman, Head of Bernstein Value Equities & Co-Chief Investment Officer, and has been with the firm since 1984. Mr. Mahedy is the Co-Chief Investment Officer — US Value Equities and Director of Research for the US Value Equities, and has been with the firm since 1995. Mr. Phillips is a Senior Portfolio Manager, and has been with the firm since 1994. Mr. Marx is a Senior Portfolio Manager, and has been with the firm since 1997. Ms. Fedak, Mr. Mahedy, Mr. Phillips, and Mr. Marx are members of Alliance’s US Value Investment Policy Group, which manages a portion of the Large Value Portfolio. Ms. Fedak is the lead member of the team; however, no one member has primary responsibility for making investment decisions.

TCW Investment Management Company (“TCW”). TCW was formed in 1987 and has been a registered investment advisor since 1987. TCW is an indirect subsidiary of The TCW Group, Inc. which is, in turn, an indirect subsidiary of Societe Generale, S.A. The principal business address of TCW is 865 South Figueroa Street, Los Angeles, California 90014.

Diane E. Jaffee, the Group Managing Director of TCW since 2001, is responsible for the day-to-day supervision and management of the Large Value Portfolio. Prior to joining TCW, Ms. Jaffee was an investment officer at SG Cowen Asset Management, Inc.

Value Fund

Hotchkis and Wiley Capital Management, LLC. (“Hotchkis”). Hotchkis was formed in 1980 and is independently owned. Hotchkis is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis, and Stephens-H&W, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Its principal business address is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher and David Green are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis. Mr. Davis is a Principal, Portfolio Manager and the Chief Executive Officer, and has been with the firm since 1988. Ms. McKenna is a Principal and Portfolio Manager, and has been with the firm since 1995. Mr. Lieberman is a Principal and Portfolio Manager, and has been with the firm since 1994. Mr. Majcher is a Principal and Portfolio Manager, and has been with the firm since 1996. Mr. Green is a Principal and Portfolio Manager, and has been with the firm since 1997.

All members of the Hotchkis team participate in the investment decision process during the group meetings during which the team decides the stock/weight selection for the target portfolio. Each has authority to direct trading activity of the Value Portfolio. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Value Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.”

Large Core Fund*(

Aronson+Johnson+Ortiz, LP
BlackRock Financial Management, Inc.

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by ten principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is Principal of AJO, and has been with the firm since 1991. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000. Each member of the AJO team has joint responsibility for the Large Core Portfolio. There is no lead member of the AJO team.

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc., a premier provider of global investment management and risk management products, with $1.36 trillion in assets under management as of December 31, 2007. BlackRock is a registered investment adviser organized in 1994. The principal business address of BlackRock is 40 East 52nd Street, New York, New York 10022.

Fred Herrmann and David Byrket are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of BlackRock. Mr. Herrmann is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Herrmann served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer. Mr. Byrket is a Managing Director and portfolio manager, is co-head of BlackRock’s quantitative equity team, and is a member of the Equity Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Byrket served as Managing Director, portfolio manager and co-head of the Quantitative Equities Group at Weiss, Peck & Greer.

Large Growth Fund

Marsico Capital Management, LLC
OFI Institutional Asset Management, Inc.
Wellington Management Company, LLP

Marsico Capital Management, LLC (“Marsico”). Marsico was organized in September 1997 as a registered investment adviser. The principal business address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202.

Thomas F. Marsico, the Chief Investment Officer of Marsico since 1997, is responsible for the day-to-day management of the Large Growth Portfolio. Mr. Marsico has over 20 years experience as a securities analyst and portfolio manager.

(* The Board of Trustees approved the termination of Goldman Sachs Asset Management, Inc. as subadviser to the Portfolio, effective on or about May 1, 2008.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer – Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority over approximately $588 billion in assets.

Paul E. Marrkand, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the Large Growth Portfolio since 2007. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he was an investment professional with Putnam Investments (1987-2005).

Mid Value Fund

Cramer, Rosenthal, McGlynn, LLC
LSV Asset Management
RiverSource Investments, LLC

Cramer, Rosenthal, McGlynn, LLC (“CRM”). CRM was founded in 1973 as an independent investment counselor. CRM has been a registered investment adviser since June 13, 1983. The principal business address of CRM is 520 Madison Avenue, New York, New York 10022.

The CRM Small/Mid-Cap Value team is led by Jay B. Abramson and Robert L. Rewey, III who are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of CRM. Mr. Abramson is the President and Chief Investment Officer of CRM, and has been with the firm since 1985. Mr. Rewey is a Senior Vice President at CRM, and has been with the firm since 2003. Prior to joining the firm, Mr. Rewey was a portfolio manager and senior research analyst at Sloate, Weisman, Murray & Co., Inc. from 1995 – 2003. Both have joint responsibility with respect to the Mid Value Portfolio. Each has the authority to make final decisions to buy and sell securities for the Mid Value Portfolio. There are sixteen other analysts who contribute to the security selection process.

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

RiverSource Investments, LLC (“RiverSource”). RiverSource has been a registered investment adviser since December, 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. The principal business address of RiverSource is 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of RiverSource. Mr. Spitz has been a Senior Portfolio Manager with the firm since 2000. Mr. Schroll is a Portfolio Manager with RiverSource and has been with the firm since 1998. Mr. Spahr, Portfolio Manager, has been with the firm since 2001. Mr. Stocking, Associate Portfolio Manager, joined RiverSource in 1995 as a Senior Equity Analyst.

Mid Growth Fund

Columbus Circle Investors (“CCI”). CCI, a Delaware general partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994. The principal business address of CCI is One Station Place, Stamford, Connecticut 06902.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid Growth Portfolio on behalf of Columbus Circle. Mr. Fox is a Senior Managing Director of CCI, and has been at the firm since 1992. Mr. Iacono is a Managing Director of CCI, and has been with the firm since 2000. Mr. Fox is the lead portfolio manager and Mr. Iacono is the co-portfolio manager with respect to the Mid Growth Portfolio. Research analysts and portfolio managers at CCI work together as a team to generate ideas for the Mid Growth Portfolio. Final decisions for all portfolio transactions are made by Mr. Fox.

Small Value Fund

Mesirow Financial Management, Inc.
OFI Institutional Asset Management, Inc.

Mesirow Financial Management, Inc. (“Mesirow Financial”). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm. The principal business address of Mesirow Financial is 350 N. Clark Street, Chicago, Illinois 60610.

Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small Value Portfolio on behalf of Mesirow Financial. Mr. Crowe is a Senior Managing Director with the firm since 2003. Previously, Mr. Crowe was a Managing Director for Lunn Partners, where he directed the firm’s discretionary money management subsidiary. Ms. Welton is a Senior Vice President with the firm since 2003. Prior to joining Mesirow Financial, Ms. Welton was an Investment Analyst at Deloitte & Touche Investment Advisors.

OFI Institutional Asset Management, Inc. (“OFII”). OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001. The principal business address of OFII is 2 World Financial Center, 225 Liberty Street, New York, New York 10281-1008.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Small Value Portfolio on behalf of OFII. Mr. Schmidt is the Chief Investment Officer – Quantitative Equities at OFII, and has been with a firm acquired by OFII since 1994 and with OFII since 1999.

Small Core Fund

INVESCO Institutional (N.A.), Inc.
Mazama Capital Management, Inc.
RS Investment Management, Co. LLC
Wellington Management Company, LLP.

INVESCO Institutional (N.A.), Inc. (“INVESCO”). INVESCO was formed in 1971 and has been a registered investment adviser since 1988. INVESCO is indirectly owned by Invesco Ltd. The principal business address of INVESCO is One Middletown Plaza, 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia 30309.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando are the five individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of INVESCO. Mr. Lefkowitz is the Head of Portfolio Management at INVESCO, and has been with the firm since 1983. Mr. Kostyk is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Murphy is a Portfolio Manager at INVESCO, and has been with the firm since 1996. Mr. Munchak is a Portfolio Manager at INVESCO, and has been with the firm since 2000. Mr. Orlando is a Portfolio Manager, and has been with the firm since 1988.

Mr. Lefkowitz is the lead member of the team and oversees the activities of the other Portfolio Managers. The Small Core Portfolio is managed using a team approach. Any trade involves at least two members of the team. Each member of the team has the same responsibilities with the exception of Mr. Lefkowitz, who has an oversight and review role.

Mazama Capital Management, Inc. (“Mazama”). Mazama was founded and became a registered investment adviser in 1997. Mazama’s principal address is One Southwest Columbia Street, Portland, Oregon 97258.

Ronald A. Sauer, Gretchen Novak and Joel Rubenstein are the three individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Mazama.

Mr. Sauer serves as Mazama’s Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager and has been with the firm since its inception in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Portfolio. Ms. Novak, CFA, serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Portfolio. She joined Mazama Capital Management, Inc. in 1999. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Portfolio. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Portfolio. He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group.

Mazama’s Investment Team consists of three Portfolio Managers, five Sector Portfolio Managers and three Research Analysts, each of whom conducts research and plays an active role in portfolio decision making for the Portfolio. The Portfolio Managers oversee investment decision making across all industry groups and sectors, while each Sector Portfolio Manager is responsible for one or more of the five primary sectors in the portfolio (Technology, Financial Services, Consumer Discretionary, Healthcare and Producer Durables). The additional Research Analysts support the primary Portfolio Managers and Sector Portfolio Managers in identifying investments for the Portfolio. Each member of the Investment Team utilizes the firm’s proprietary Price Performance Model to evaluate investments as part of the day-to-day management of the Portfolio.

RS Investment Management Co. LLC (“RS”). RS Investments is a Delaware limited liability company and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS. The principal business address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111.

D.  Scott Tracy and William Wolfenden are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of RS. D. Scott Tracy, CFA, is a principal at RS Investments and is a co-portfolio manager and analyst in the RS Growth Group. Mr. Tracy has been with the firm since 2001. William J. Wolfenden III is a principal at RS Investments and a co-portfolio manager in the RS Growth Group. Mr. Wolfenden has been with the firm since 2001.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management:

Stephen T. O’Brien, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager of the Portfolio since 2002. Mr. O’Brien joined Wellington Management as an investment professional in 1983. Mr. O’Brien intends to retire from Wellington Management June 30, 2008, after which time Mr. McCormack will serve as portfolio manager for the Portfolio. Timothy J. McCormack, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2000. Mr. McCormack has been involved in portfolio management and securities analysis for the Portfolio since 2002. Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2004. Mr. Pedersen has been involved in portfolio management and securities analysis for the Portfolio since 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001-2004).

Small Growth Fund

Perimeter Capital Partners LLC (“Perimeter”). Perimeter, a registered investment adviser, was founded in 2006. The principal business address of Perimeter is 5 Concourse Parkway, Suite 2725, Atlanta, Georgia 30328.

Mark D. Garfinkel, CFA, and James N. Behre are responsible for the day-to-day supervision of the Small Growth Portfolio on behalf of Perimeter. Mr. Garfinkel has served as Principal and Small Cap Growth Portfolio Manager at Perimeter since the founding of the firm in 2006. Prior to joining Perimeter, Mr. Garfinkel served as a Managing Director of Trusco Capital Management, Inc. since 1994.

Mr. Behre has served as Principal and Director of Research at Perimeter since the founding of the firm in 2006. Prior to the formation of Perimeter, Mr. Behre worked with Mr. Garfinkel at Trusco Capital Management since 1995 as the lead analyst and co-architect of the firm’s small cap growth investment process.

Growth Fund

Turner Investment Partners, Inc. (“Turner”). Turner was founded in 1990 and has been a registered investment adviser since 1990. The principal business address of Turner is 1205 Westlake Drive, Berwyn, Pennsylvania 19312.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner. Robert E. Turner is the Chairman and Chief Executive Officer of Turner, and has been with the firm since 1990. Mark D. Turner is the President, Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1990. Robb J. Parlanti is a Senior Portfolio Manager, and Security Analyst for Turner, and has been with the firm since 1993. Heather F. McMeekin is a Portfolio Manager and Security Analyst for Turner and has been with the firm since 2001.

Robert E. Turner is the lead manager of the Turner team, and Mark D. Turner, Robb J. Parlanti, and Heather F. McMeekin are co-managers. Each member of the Turner team has responsibility for the analysis of and purchase/sale recommendations for stocks within a specific market sector. Most team members have additional responsibility as lead or back-up managers for Turner’s equity products. Investment decisions are reviewed jointly by portfolio managers and sector analysts. However, the lead portfolio manager has final decision-making authority.

International Equity Fund

LSV Asset Management
Wellington Management Company, LLP

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The principal business address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of LSV. Mr. Lakonishok is the Chief Executive Officer, Chief Investment Officer, Partner, and a Portfolio Manager of LSV, and has been at the firm since 1994. Mr. Vermeulen is a Portfolio Manager and Senior Quantitative Analyst at LSV, and has been at the firm since 1995. Mr. Mansharamani is a Portfolio Manager at LSV, and has been at the firm since 2000.

LSV’s portfolio decision making process is strictly quantitative and driven by (i) a proprietary model which ranks securities based on fundamental measures of value and indicators of near-term appreciation potential, and (ii) a risk control process that controls for residual benchmark risk while maximizing the expected returns of the portfolio. There is no subjective modification applied to the results of the process and refinements to the model are made as suggested by advances in LSV’s research. All investment decisions are made according to the quantitative model and implemented by the team of Messrs. Lakonishok, Vermeulen and Mansharamani. There is no lead member of the LSV team.

Wellington Management Company, LLP (“Wellington Management”) Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

The following individuals are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the Portfolio Manager for the International Equity Portfolio since 2004. Mr. Offit joined Wellington Management as an investment professional in 1997. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management joined the firm as an investment professional in 2001. Mr. Berteaux has been involved in portfolio management and securities analysis for the Portfolio since 2004. Mr. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 2005. Mr. Hudson has been involved in portfolio management and securities analysis for the Portfolio since 2006. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000-2005).

Advisory Fees

For the fiscal year ended December 31, 2007, each Fund paid the Adviser and the subadvisers aggregate advisory fees (after waivers) equal to that percentage of the Fund’s average daily net assets set forth in the table below. A discussion regarding the basis of the Board of Trustees’ approval of the advisory agreements of Transamerica Asset Management and the continuance of the subadvisory agreements with the subadvisers is available in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2007, and semi-annual report to shareholders for the six-month period ended June 30, 2007.

Money Market Fund	0.25%

High Quality Bond Fund	0.35%

Inflation-Protected Securities Fund	0.33%

Core Bond Fund	0.35%

Total Return Bond Fund	0.34%

High Yield Bond Fund	0.55%

Balanced Fund	0.43%

Large Value Fund	0.45	%(1)

Value Fund	0.49%

Stock Index Fund	0.00%

Large Core Fund	0.60	%(1)

Large Growth Fund	0.62	%(1)

Growth Fund	0.76%

Mid Value Fund	0.67	%(1)

Mid Growth Fund	0.72	%(1)

Small Value Fund	0.80	%(1)

Small Core Fund	0.80	%(1)

Small Growth Fund	0.85%

International Equity Fund	0.75	%(1)

Short Horizon Fund	0.10	%*

Short/Intermediate Horizon Fund	0.10	%*

Intermediate Horizon Fund	0.10	%*

Intermediate/Long Horizon Fund	0.10	%*

Long Horizon Fund	0.10	%*

(1)	Amount waived was less than 0.005%.
*	In addition, this Fund will bear its pro rata share of the advisory fees of the underlying Funds in which it invests.

More About the Funds

Each Fund’s goal and principal investment strategies, and the main risks of investing in the Funds, are summarized at the beginning of this prospectus. More information on investment strategies, investments and risks appears in Appendix B to this Prospectus.

Please note that each Fund may also use strategies and invest in securities that are described in the Statement of Additional Information. However, a Fund might not use all of the strategies and investment techniques described below or in the Statement of Additional Information at any particular time.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Legal Proceedings. On December 12, 2003, the Series Portfolio received a copy of a complaint (the “Complaint”) filed in the United States Bankruptcy Court for the Southern District of New York styled Enron Corp. v. J.P. Morgan Securities, Inc. et al. The Complaint names as defendants the Inflation- Protected Securities Portfolio (formerly, the Intermediate Government Bond Portfolio) and the Large Value Portfolio (formerly, the Value & Income Portfolio), (the “Subject Portfolios”) and alleges that Enron Corp. (“Enron”) transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the “Notes”) and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the “Bankruptcy Code”). The Complaint seeks to hold the defendants, including the Subject Portfolios, liable for these transfers as preferential transfers or as fraudulent transfers under the Bankruptcy Code. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale by the Inflation-Protected Securities Portfolio of approximately $2.4 million of the Notes on or about October 30, 2001 and the sale by the Large Value Portfolio of approximately $10.3 million of the Notes on or about October 30, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amounts of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. The Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense. The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. Fact discovery closed in September 21, 2007; expert discovery is underway. Expert depositions commenced on January 31, 2008. The Subject Portfolios and their counsel have reviewed the Subject Portfolios’ records concerning the factual background of the allegations in the Complaint, and have considered remaining potential defenses to the allegations in the Complaint. Because expert discovery is still ongoing, the Subject Portfolios are unable to predict whether Enron will prevail, in whole or in part, in its claims against the Subject Portfolios, and therefore have not recorded a liability in the financial statements for any potential loss. Though the Subject Portfolios continue to defend against the allegations made against them in the Complaint, it should be noted that certain other similarly situated defendants have chosen to settle the claims raised against them.

General Information

Distribution Arrangements. Transamerica Capital, Inc. (TCI), 4600 South Syracuse Street, Suite 1100, Denver, CO 80237, is the distributor of shares of each of the Money Market, Bond, Balanced and Stock Funds. Under a Distribution Plan which has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund (other than the Asset Allocation Funds) may pay monthly fees at an annual rate of up to 0.25% of the Fund’s average daily net assets. These fees may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate may make similar types of payments under similar arrangements. The amount of these payments is determined by the Distributor, TAM or their affiliates, as applicable, and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a Fund’s distributor, broker-dealers, financial institutions and other intermediaries through which investors may purchase shares of a Fund, or employee benefit plans that include the Fund as an investment option. Such payments could influence the decision of a recipient, or its employees or associated persons, to recommend or sell shares of a Fund, or to include the Fund as an investment option, in lieu of another investment. Investors should contact their financial intermediary for details about revenue sharing payments it may receive.

What are Distribution (12b-1) Fees?

Distribution fees, also called 12b-1 fees, are fees that are deducted from Fund assets and are used to compensate those financial professionals who sell Fund shares and provide ongoing services to shareholders and to pay other marketing and advertising expenses. Because you pay these fees during the whole period that you own the shares, over time, you may pay more than if you had paid other types of sales charges.

Investment Structure. Each Fund (except for the Asset Allocation Funds) invests in securities through an underlying mutual fund having the same investment goal and strategies. A Fund may stop investing in its underlying mutual fund at any time, and will do so if the Fund’s Trustees believe that to be in the best interests of the Fund’s shareholders. The Fund could then invest in another mutual fund or pooled investment vehicle or invest directly in securities. If a Fund were to stop investing in its underlying mutual fund, the Fund could receive securities from the underlying mutual fund instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

Brokerage Transactions. Each Fund’s advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Fund will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Trusts. Each Fund other than the Asset Allocation Funds is a series of The Transamerica Partners Funds Group II, which is a Massachusetts business trust. Each Asset Allocation Fund is a series of The Transamerica Partners Funds Group, which also is a Massachusetts business trust.

Total Returns

The table below reflects the total return for each Fund’s corresponding Portfolio from the inception of that Portfolio until the commencement of operations of the Fund. In addition, before the Portfolios commenced operations, certain Pooled Separate Accounts of MONY Life Insurance Company (formerly The Mutual Life Insurance Company of New York) and common trust accounts contributed substantially all of their assets to the Portfolio. The total return for such Funds for any period which includes a period prior to the inception of the Portfolio will reflect the performance of the Pooled Separate Account or common trust account, as applicable.

Performance is only included, however, from the date that the Pooled Separate Account or common trust account, as appropriate, adopted investment objectives, policies and practices, and was managed in a manner, that was in all material respects the same as for the applicable Fund. Furthermore this performance is adjusted to reflect current Fund fees and expenses, after waivers and reimbursements.

Investors should not consider this performance data as an indication of future performance of the Funds. These composite returns are not intended to predict or suggest the returns that might be experienced by the Funds in the future or an individual investing in any of these Funds.

The Pooled Separate Accounts and common trust accounts were not registered under the Investment Company Act of 1940 and were not subject to certain investment restrictions imposed by that Act or the Internal Revenue Code. If these accounts had been so registered, investment performance might have been adversely affected. None of the accounts was organized for the purpose of establishing a performance record for a Portfolio.

As of December 31, 2007, the average annual total returns for each of the following Funds, including the Portfolios, Pooled Separate Accounts and common trust accounts referred to above, were as follows:

						For the
		For the	For the	For the	For the	Period Since
		Year	3 Years	5 Years	10 Years	Inception
	Inception	Ended	Ended	Ended	Ended	Through
	Date	12/31/07	12/31/07	12/31/07	12/31/07	12/31/07
Money Market	12/1978	4.93%	4.11%	2.82%	3.55%	6.44%

High Quality Bond	07/1990	5.03%	3.61%	2.80%	4.54%	5.46%

Inflation-Protected Securities*	08/1990	9.89%	4.68%	3.32%	4.84%	5.93%

Core Bond	01/1978	6.38%	4.13%	4.22%	5.26%	7.79%

Total Return Bond	05/2005	3.55%	N/A	N/A	N/A	3.29%

High Yield Bond	09/1995	1.77%	5.46%	10.51%	5.67%	6.77%

Balanced	12/1992	1.62%	6.03%	8.63%	4.56%	7.96%

Large Value	01/1978	−2.00%	7.92%	12.31%	6.97%	12.13%

Value	05/2005	−11.35%	N/A	N/A	N/A	3.65%

Large Core	01/1986	1.78%	6.62%	10.63%	3.65%	9.88%

Large Growth	03/1993	11.93%	7.56%	10.99%	4.83%	8.15%

Growth	05/1996	28.28%	13.67%	16.01%	7.73%	7.48%

Mid Value	05/2001	2.45%	9.85%	18.56%	N/A	12.32%

Mid Growth	05/2001	30.11%	14.53%	16.98%	N/A	4.89%

Small Value	05/2002	−7.96%	−1.39%	10.48%	N/A	4.63%

Small Core	01/1986	−4.73%	5.39%	13.57%	5.54%	11.79%

Small Growth	05/2002	8.34%	5.63%	12.83%	N/A	7.78%

International Equity	12/1992	11.35%	16.18%	20.02%	9.46%	11.03%

Stock Index	08/1993	5.18%	8.32%	12.49%	5.63%	10.30%

Short Horizon Fund	09/2000	5.46%	4.52%	5.03%	N/A	5.16%

Short/Intermediate Horizon Fund	09/2000	5.54%	5.50%	7.01%	N/A	4.40%

Intermediate Horizon Fund	09/2000	5.49%	6.46%	8.71%	N/A	3.99%

Intermediate/Long Horizon Fund	09/2000	5.57%	7.40%	10.44%	N/A	3.32%

Long Horizon Fund	09/2000	5.63%	8.37%	12.24%	N/A	2.16%

*	Prior to May 1, 2007, the Inflation-Protected Securities Fund had a different investment objective and strategy and was named Diversified Institutional Intermediate Government Bond Fund. The Fund’s performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

Financial Highlights

This table is intended to help you understand each Institutional Fund’s performance and other financial information for the past 5 years (or, if shorter the period of the Institutional Fund’s operations). Certain information reflects financial results for a single fund share. “Total return” shows how much your investment in an Institutional Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The financial information in this table, and the notes thereto, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm for the Institutional Funds, whose reports thereon are included in the Institutional Funds’ 2007 Annual Report. The Institutional Funds’ Annual Report is incorporated into this registration statement by reference. Copies of the Institutional Funds’ Annual Report may be obtained without charge by calling (888)-233-4339.

		Income (Loss) from
		Investment Operations		Total	Dividends and Distributions from
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Money Market
12/31/2007	$10.04	$0.49	$—	$0.49	$(0.46)	$—	$—
12/31/2006	10.04	0.46	(0.01)	0.45	(0.45)	—	(0.00	)**
12/31/2005	10.04	0.28	0.00 **	0.28	(0.28)	—	—
12/31/2004	10.03	0.10	(0.01)	0.09	(0.08)	—	—
12/31/2003	10.03	0.09	0.00 **	0.09	(0.09)	—	—

High Quality Bond
12/31/2007	10.28	0.43	0.08	0.51	(0.44)	—	—
12/31/2006	10.25	0.39	0.02	0.41	(0.38)	—	—
12/31/2005	10.40	0.31	(0.13)	0.18	(0.33)	—	(0.00	)**
12/31/2004	10.58	0.28	(0.15)	0.13	(0.31)	—	—
12/31/2003	10.68	0.31	(0.09)	0.22	(0.32)	—	(0.00	)**

Inflation-Protected Securities
12/31/2007	9.41	0.47	0.43	0.90	(0.48)	—	—
12/31/2006	9.50	0.41	(0.11)	0.30	(0.39)	—	—
12/31/2005	9.66	0.32	(0.22)	0.10	(0.26)	—	—
12/31/2004	9.75	0.22	(0.09)	0.13	(0.22)	—	(0.00	)**
12/31/2003	10.87	0.30	(0.16)	0.14	(0.63)	(0.62)	(0.01)

Core Bond
12/31/2007	10.34	0.47	0.17	0.64	(0.43)	—	—
12/31/2006	10.37	0.44	(0.04)	0.40	(0.43)	—	—
12/31/2005	10.53	0.39	(0.17)	0.22	(0.38)	(0.00)**	—
12/31/2004	10.53	0.36	0.09	0.45	(0.43)	(0.02)	—
12/31/2003	10.51	0.34	0.11	0.45	(0.31)	(0.03)	(0.09)

Total Return Bond
12/31/2007	9.96	0.48	(0.13)	0.35	(0.38)	(0.08)	—
12/31/2006	9.93	0.46	0.00 **	0.46	(0.32)	(0.11)	—
12/31/2005(1)	10.00	0.24	(0.22)	0.02	(0.09)	—	—

High Yield Bond
12/31/2007	9.58	0.74	(0.57)	0.17	(0.71)	(0.03)	(0.01)
12/31/2006	9.24	0.72	0.34	1.06	(0.64)	(0.08)	—
12/31/2005	9.61	0.71	(0.42)	0.29	(0.65)	(0.01)	—
12/31/2004	9.49	0.74	0.18	0.92	(0.72)	(0.08)	—
12/31/2003	8.23	0.79	1.40	2.19	(0.93)	—	—

Balanced
12/31/2007	10.22	0.28	(0.11)	0.17	(0.27)	(0.40)	—
12/31/2006	9.57	0.25	0.83	1.08	(0.23)	(0.20)	—
12/31/2005	9.25	0.20	0.28	0.48	(0.15)	(0.01)	—
12/31/2004	8.75	0.17	0.53	0.70	(0.20)	—	—
12/31/2003	7.62	0.15	1.16	1.31	(0.17)	—	(0.01)

				Ratios to Average Net Assets
				Expenses		Expenses,
Total	Net Asset			Including		Including the		Net		Net Investment
Dividends	Value,			the Series		Series Portfolio		Investment		Income (Loss)
and	End of	Total	Net Assets,	Portfolio		or MIP (Net of		Income		(Net of		Portfolio
Distributions	Year	Return	End of Year	or MIP		Reimbursement)		(Loss)		Reimbursement)		Turnover(c)

$(0.46)	$10.07	4.93%	$399,184,260	0.60%		0.50%		4.69%		4.79%		N/A
(0.45)	10.04	4.62	242,308,169	0.62		0.50		4.46		4.58		N/A
(0.28)	10.04	2.78	190,007,529	0.62		0.50		2.65		2.77		N/A
(0.08)	10.04	0.94	208,985,279	0.62		0.50		0.86		0.98		N/A
(0.09)	10.03	0.88	132,773,896	0.62		0.50		0.76		0.88		N/A

(0.44)	10.35	5.03	251,089,146	0.71		0.65		4.04		4.10		56%
(0.38)	10.28	4.10	220,213,542	0.72		0.65		3.70		3.77		55
(0.33)	10.25	1.71	143,407,613	0.74		0.65		2.92		3.01		58
(0.31)	10.40	1.20	85,620,041	0.75		0.65		2.60		2.70		48
(0.32)	10.58	2.04	70,569,640	0.75		0.65		2.77		2.87		50

(0.48)	9.83	9.89	40,366,503	0.86		0.65	(d)	4.75		4.96		340
(0.39)	9.41	3.25	32,353,774	0.87		0.65	(d)	4.10		4.32		525
(0.26)	9.50	1.09	21,848,017	1.04		0.65		2.98		3.37		756
(0.22)	9.66	1.30	6,717,237	1.34		0.65	(d)	1.57		2.26		554
(1.26)	9.75	1.33	5,293,159	0.94		0.65		2.45		2.74		392

(0.43)	10.55	6.38	733,525,042	0.70		0.65		4.49		4.54		503	(e)
(0.43)	10.34	3.94	575,193,326	0.71		0.65		4.18		4.24		487	(e)
(0.38)	10.37	2.12	400,472,867	0.72		0.65		3.70		3.77		1,003	(e)
(0.45)	10.53	4.36	214,638,139	0.73		0.65		3.29		3.37		885	(e)
(0.43)	10.53	4.36	149,726,815	0.74		0.65	(d)	3.15		3.24		922	(e)

(0.46)	9.85	3.55	86,526,855	0.80		0.65	(d)	4.67		4.82		521	(e)
(0.43)	9.96	4.72	10,155,954	2.04		0.65	(d)	3.21		4.60		470	(e)
(0.09)	9.93	0.25	42,825	723.37	*	0.64	(d)*	(718.45	)*	4.28	*	327	(e)

(0.75)	9.00	1.77	142,024,604	0.93		0.85		7.65		7.73		96
(0.72)	9.58	11.80	112,882,047	0.96		0.85		7.54		7.65		93
(0.66)	9.24	3.07	61,040,919	1.00		0.85	(d)	7.36		7.51		68
(0.80)	9.61	10.15	34,276,766	1.05		0.85	(d)	7.63		7.83		80
(0.93)	9.49	27.65	20,373,819	1.07		0.85		8.99		9.21		136

(0.67)	9.72	1.62	86,381,480	0.89		0.75	(d)	2.49		2.63		226	(e)
(0.43)	10.22	11.46	76,971,651	0.90		0.75	(d)	2.36		2.51		224	(e)
(0.16)	9.57	5.24	47,062,755	1.04		0.75	(d)	1.85		2.14		367	(e)
(0.20)	9.25	8.13	10,987,001	1.13		0.75	(d)	1.56		1.94		338	(e)
(0.18)	8.75	17.40	13,393,735	1.01		0.75	(d)	1.67		1.93		377	(e)

Financial Highlights (continued)

		Income (Loss) from
		Investment Operations		Total	Dividends and Distributions from
	Net Asset	Net	Net Realized	Income		Net	Tax
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Return
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Large Value (formerly, Value & Income)
12/31/2007	$13.26	$0.19	$(0.45)	$(0.26)	$(0.19)	$(0.58)	$(0.10)
12/31/2006	11.63	0.15	2.20	2.35	(0.13)	(0.59)	—
12/31/2005	11.53	0.13	0.63	0.76	(0.12)	(0.54)	—
12/31/2004	10.61	0.17	1.16	1.33	(0.15)	(0.26)	—
12/31/2003	8.54	0.15	2.07	2.22	(0.15)	—	—

Value
12/31/2007	11.94	0.14	(1.49)	(1.35)	(0.14)	(0.77)	(0.00	)**
12/31/2006	10.68	0.14	1.47	1.61	(0.06)	(0.29)	—
12/31/2005(1)	10.00	0.13	0.61	0.74	(0.06)	(0.00)**	—

Stock Index
12/31/2007	9.47	0.17	0.32	0.49	(0.17)	—	—
12/31/2006	8.33	0.15	1.13	1.28	(0.14)	—	(0.00	)**
12/31/2005	8.09	0.13	0.24	0.37	(0.13)	—	—
12/31/2004	7.43	0.13	0.66	0.79	(0.13)	—	—
12/31/2003	5.88	0.10	1.54	1.64	(0.09)	—	—

Large Core (formerly, Growth & Income)
12/31/2007	6.99	0.06	0.06	0.12	(0.06)	(0.12)	—
12/31/2006	6.55	0.06	0.69	0.75	(0.05)	(0.26)	—
12/31/2005	6.35	0.05	0.38	0.43	(0.04)	(0.18)	(0.01)
12/31/2004	5.95	0.06	0.56	0.62	(0.06)	(0.16)	—
12/31/2003	4.84	0.04	1.11	1.15	(0.04)	—	—

Large Growth (formerly, Equity Growth)
12/31/2007	7.39	0.03	0.84	0.87	(0.03)	(0.89)	—
12/31/2006	7.29	0.01	0.27	0.28	(0.01)	(0.17)	—
12/31/2005	6.89	0.01	0.47	0.48	(0.01)	(0.07)	—
12/31/2004	6.44	0.03	0.44	0.47	(0.02)	—	—
12/31/2003	5.11	0.00 **	1.33	1.33	(0.00)**	—	(0.00	)**

Growth (formerly, Aggressive Equity)
12/31/2007	6.08	(0.03)	1.74	1.71	—	(0.78)	(0.01)
12/31/2006	5.84	(0.03)	0.38	0.35	—	(0.11)	—
12/31/2005	5.41	(0.02)	0.45	0.43	—	—	—
12/31/2004	4.84	(0.04)	0.61	0.57	—	—	—
12/31/2003	3.78	(0.03)	1.09	1.06	—	—	—

Mid Value (formerly, Mid-Cap Value)
12/31/2007	16.29	0.20	0.19	0.39	(0.18)	(1.42)	—
12/31/2006	14.83	0.16	2.49	2.65	(0.14)	(1.05)	—
12/31/2005	14.85	0.16	1.27	1.43	(0.16)	(1.29)	—
12/31/2004	13.27	0.09	3.19	3.28	(1.44)	(0.26)	—
12/31/2003	9.95	0.04	4.04	4.08	(0.68)	(0.08)	—

				Ratios to Average Net Assets
				Expenses		Expenses,
	Net Asset			Including		Including the		Net	Net Investment
Total	Value,			the Series		Series Portfolio		Investment	Income (Loss)
Dividends and	End of	Total	Net Assets,	Portfolio		or MIP (Net of		Income	(Net of	Portfolio
Distributions	Year	Return	End of Year	or MIP		Reimbursement)		(Loss)	Reimbursement)	Turnover(c)

$(0.87)	$12.13	(2.00)%	$1,045,064,338	0.80%		0.75	%(d)	1.37%	1.42%	30%
(0.72)	13.26	20.40	950,929,445	0.80		0.75		1.16	1.21	31
(0.66)	11.63	6.53	562,873,583	0.81		0.75		1.07	1.13	89
(0.41)	11.53	12.66	295,516,468	0.82		0.75		1.48	1.55	44
(0.15)	10.61	26.21	173,434,311	0.82		0.75		1.54	1.61	70

(0.91)	9.68	(11.35)	67,369,553	0.93		0.85	(d)	1.13	1.21	57
(0.35)	11.94	15.17	42,594,556	1.38		0.85	(d)	0.67	1.20	74
(0.06)	10.68	7.43	2,534,276	6.30	*	0.85	(d)*	(3.24)*	2.21 *	21

(0.17)	9.79	5.18	1,033,842,119	0.37		0.30	(d)	1.65	1.72	7
(0.14)	9.47	15.56	880,260,961	0.38		0.30	(d)	1.61	1.69	14
(0.13)	8.33	4.56	609,502,954	0.38		0.30		1.53	1.61	10
(0.13)	8.09	10.67	440,107,516	0.38		0.30		1.68	1.76	14
(0.09)	7.43	28.12	325,682,671	0.39		0.30		1.40	1.49	8

(0.18)	6.93	1.78	225,845,364	0.97		0.90	(d)	0.75	0.82	101
(0.31)	6.99	11.48	248,733,112	0.97		0.90		0.79	0.86	73
(0.23)	6.55	6.82	156,719,543	1.00		0.90		0.63	0.73	79
(0.22)	6.35	10.50	75,909,125	1.02		0.90		0.88	1.00	184
(0.04)	5.95	23.81	56,279,719	1.01		0.90		0.64	0.75	100

(0.92)	7.34	11.93	941,948,023	0.97		0.90	(d)	0.29	0.36	129
(0.18)	7.39	3.91	864,480,764	0.97		0.90		0.11	0.18	84
(0.08)	7.29	7.00	658,858,277	0.98		0.90		0.01	0.09	76
(0.02)	6.89	7.36	407,293,574	0.98		0.90		0.37	0.45	129
(0.00)**	6.44	26.12	293,559,551	0.98		0.90		0.00 ***	0.08	61

(0.79)	7.00	28.28	125,135,865	1.17		1.05	(d)	(0.52)	(0.40)	134
(0.11)	6.08	6.06	81,793,414	1.19		1.05	(d)	(0.56)	(0.42)	147
—	5.84	7.95	59,229,513	1.25		1.05	(d)	(0.53)	(0.33)	187
—	5.41	11.78	26,050,851	1.44		1.19	(d)	(0.97)	(0.72)	252
—	4.84	28.04	12,319,831	1.58		1.25	(d)	(1.16)	(0.83)	165

(1.60)	15.08	2.45	299,188,709	1.04		0.90	(d)	1.04	1.18	69
(1.19)	16.29	18.04	226,513,197	1.05		0.90	(d)	0.83	0.98	80
(1.45)	14.83	9.62	117,422,289	1.07		0.90	(d)	0.92	1.09	112
(1.70)	14.85	25.08	65,845,026	1.14		0.90	(d)	0.37	0.61	147
(0.76)	13.27	41.36	32,381,442	1.23		0.90	(d)	0.03	0.36	156

Financial Highlights (continued)

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
				Total
	Net Asset	Net	Net Realized	Income		Net
For the	Value,	Investment	and Unrealized	(Loss) from	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	Investment	Investment	Gains on	Return of
Ended	Year	(Loss)(a)	on Investments	Operations	Income	Investments	Capital(b)

Mid Growth (formerly, Mid-Cap Growth)
12/31/2007	$12.22	$(0.06)	$3.70	$3.64	$—	$(2.08)	$—
12/31/2006	12.26	(0.06)	0.29	0.23	—	(0.26)	(0.01)
12/31/2005	11.25	(0.07)	1.56	1.49	—	(0.48)	—
12/31/2004	9.77	(0.05)	1.53	1.48	—	—	—
12/31/2003	7.71	(0.04)	2.10	2.06	—	—	—

Small Value (formerly, Small-Cap Value)
12/31/2007	15.35	0.17	(1.37)	(1.20)	(0.17)	(0.88)	(0.00)**
12/31/2006	15.06	0.01	1.39	1.40	(0.00)**	(1.11)	—
12/31/2005	16.16	(0.02)	(0.74)	(0.76)	—	(0.28)	(0.06)
12/31/2004	14.03	0.01	3.00	3.01	(0.36)	(0.52)	—
12/31/2003(2)	10.00	0.18	4.20	4.38	(0.28)	(0.02)	(0.05)

Small Core (formerly, Special Equity)
12/31/2007	11.31	0.04	(0.57)	(0.53)	(0.03)	(0.98)	(0.02)
12/31/2006	10.81	0.01	1.22	1.23	(0.00)**	(0.73)	—
12/31/2005	10.69	(0.01)	1.11	1.10	—	(0.98)	—
12/31/2004	9.51	(0.01)	1.19	1.18	—	—	—
12/31/2003	6.62	(0.02)	2.91	2.89	—	—	—

Small Growth (formerly, Small-Cap Growth)
12/31/2007	13.13	(0.09)	1.19	1.10	—	(0.91)	—
12/31/2006	12.89	(0.07)	1.07	1.00	—	(0.76)	(0.00)**
12/31/2005	12.85	(0.08)	0.12	0.04	—	(0.00)**	—
12/31/2004	12.14	(0.09)	1.49	1.40	—	(0.69)	—
12/31/2003(3)	10.00	(0.02)	2.40	2.38	(0.16)	(0.05)	(0.03)

International Equity
12/31/2007	10.33	0.22	0.91	1.13	(0.20)	(1.25)	—
12/31/2006	8.92	0.14	2.22	2.36	(0.24)	(0.71)	—
12/31/2005	8.44	0.14	0.77	0.91	(0.17)	(0.26)	—
12/31/2004	7.53	0.12	1.30	1.42	(0.12)	(0.39)	—
12/31/2003	5.73	0.05	1.84	1.89	(0.09)	—	(0.00)**

(a)	Calculated based upon average shares outstanding.
(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end date.
(c)	Portfolio turnover of the Series Portfolio or Master Investment Portfolio.
(d)	Includes reimbursement of fees at the underlying Series Portfolio/Master Investment Portfolio level.
(e)	Includes the effect of buying and selling TBA securities used in dollar roll transactions at the underlying Series Portfolio level.
*	Annualized.
**	Amount rounds to less than one penny per share.
***	Amount rounds to less than 0.005%.
(1)	Commencement of Operations, June 3, 2005.
(2)	Commencement of Operations, January 23, 2003.
(3)	Commencement of Operations, May 29, 2003.

				Ratios to Average Net Assets
				Expenses,		Expenses,
Total	Net Asset			Including		Including the		Net	Net Investment
Dividends	Value,			the Series		Series Portfolio		Investment	Income (Loss)
and	End of	Total	Net Assets,	Portfolio		or MIP (Net of		Income	(Net of	Portfolio
Distributions	Year	Return	End of Year	or MIP		Reimbursement)		(Loss)	Reimbursement)	Turnover(c)

$(2.08)	$13.78	30.11%	$84,872,549	1.13%		0.95	%(d)	(0.61)%	(0.43)%	152%
(0.27)	12.22	1.97	73,942,149	1.13		0.95	(d)	(0.69)	(0.51)	151
(0.48)	12.26	13.22	54,178,389	1.15		0.95	(d)	(0.77)	(0.57)	142
—	11.25	15.15	32,180,571	1.25		0.95	(d)	(0.79)	(0.49)	223
—	9.77	26.72	27,429,433	1.27		0.95	(d)	(0.84)	(0.52)	100

(1.05)	13.10	(7.96)	38,828,182	1.30		1.10	(d)	0.89	1.09	94
(1.11)	15.35	9.35	49,546,311	1.28		1.10	(d)	(0.14)	0.04	105
(0.34	15.06	(4.74)	33,410,010	1.33		1.10	(d)	(0.35)	(0.12)	143
(0.88)	16.16	21.53	15,789,354	1.54		1.10	(d)	(0.36)	0.08	42
(0.35)	14.03	43.96	7,939,618	2.40	*	1.10	(d)*	0.14 *	1.44 *	40

(1.03)	9.75	(4.73)	294,897,191	1.18		1.10	(d)	0.24	0.32	97
(0.73)	11.31	11.52	307,778,602	1.18		1.10		(0.02)	0.06	86
(0.98)	10.81	10.19	175,403,964	1.21		1.10	(d)	(0.21)	(0.10)	92
—	10.69	12.41	102,664,166	1.20		1.10		(0.20)	(0.10)	103
—	9.51	43.66	69,899,639	1.21		1.10		(0.38)	(0.27)	103

(0.91)	13.32	8.34	36,535,061	1.37		1.15	(d)	(0.89)	(0.67)	144
(0.76)	13.13	8.45	29,255,869	1.72		1.15	(d)	(1.11)	(0.54)	173
(0.00)**	12.89	0.32	18,328,059	1.53		1.15	(d)	(1.04)	(0.66)	183
(0.69)	12.85	11.66	8,490,691	1.84		1.15	(d)	(1.45)	(0.76)	84
(0.24)	12.14	23.90	6,126,221	2.82	*	1.15	(d)*	(1.96)*	(0.29)*	81

(1.45)	10.01	11.35	779,428,657	1.19		1.15	(d)	1.91	1.95	110
(0.95)	10.33	26.92	621,734,916	1.19		1.15	(d)	1.42	1.46	81
(0.43)	8.92	10.96	356,749,681	1.21		1.15	(d)	1.62	1.68	94
(0.51)	8.44	19.23	196,770,998	1.21		1.15		1.52	1.58	171
(0.09)	7.53	33.29	122,078,329	1.22		1.15		0.70	0.77	23

Institutional Asset Allocation Funds:

		Income (Loss) from
		Investment Operations			Dividends and Distributions from
	Net Asset	Net	Net Realized	Total		Net
For the	Value,	Investment	and Unrealized	Income (Loss)	Net	Realized	Tax
Year	Beginning of	Income	Gains (Losses)	from Investment	Investment	Gains on	Return of
Ended	Year(1)	(Loss)(a)(1)	on Investments(1)	Operations(1)	Income(1)	Investments(1)	Capital(b)(1)

Short Horizon
12/31/2007	$10.36	$0.45	$0.10	$0.55	$(0.44)	$(0.12)	$—
12/31/2006	10.28	0.43	0.12	0.55	(0.41)	(0.06)	—
12/31/2005	10.39	0.40	(0.13)	0.27	(0.35)	(0.03)	(0.00	)*
12/31/2004	10.34	0.39	0.08	0.47	(0.37)	(0.05)	(0.00	)*
12/31/2003	10.07	0.44	0.25	0.69	(0.42)	—	—

Short Intermediate Horizon
12/31/2007	9.96	0.43	0.11	0.54	(0.40)	(0.22)	—
12/31/2006	9.81	0.36	0.34	0.70	(0.34)	(0.21)	(0.00	)*
12/31/2005	9.82	0.34	0.02	0.36	(0.29)	(0.08)	—
12/31/2004	9.70	0.30	0.31	0.61	(0.30)	(0.19)	(0.00	)*
12/31/2003	8.95	0.34	0.76	1.10	(0.33)	—	(0.02)

Intermediate Horizon
12/31/2007	10.36	0.41	0.16	0.57	(0.39)	(0.34)	(0.00	)*
12/31/2006	9.99	0.32	0.59	0.91	(0.29)	(0.25)	—
12/31/2005	9.91	0.27	0.19	0.46	(0.25)	(0.13)	(0.00	)*
12/31/2004	9.43	0.25	0.50	0.75	(0.24)	(0.03)	—
12/31/2003	8.30	0.23	1.12	1.35	(0.22)	—	—

Intermediate Long Horizon
12/31/2007	10.26	0.39	0.19	0.58	(0.37)	(0.50)	—
12/31/2006	9.80	0.27	0.78	1.05	(0.24)	(0.35)	—
12/31/2005	9.61	0.24	0.31	0.55	(0.19)	(0.17)	(0.00	)*
12/31/2004	9.07	0.20	0.68	0.88	(0.18)	(0.16)	—
12/31/2003	7.64	0.18	1.41	1.59	(0.16)	—	—

Long Horizon
12/31/2007	10.00	0.35	0.22	0.57	(0.33)	(0.65)	—
12/31/2006	9.40	0.20	0.99	1.19	(0.18)	(0.41)	(0.00	)*
12/31/2005	9.13	0.18	0.45	0.63	(0.15)	(0.21)	(0.00	)*
12/31/2004	8.45	0.14	0.82	0.96	(0.11)	(0.17)	—
12/31/2003	6.81	0.10	1.64	1.74	(0.10)	—	—

(a)	Calculated based upon average shares outstanding.

(b)	Results from investment related activity occurring between the year end dividend calculation date and the fiscal year end.

(c)	Ratios exclude expenses incurred by underlying funds.
*	Amount rounds to less than one penny per share.

(1)	Per share data for all periods shown reflect a reverse stock split as follows:
Short Horizon — 0.9938615 shares for each share outstanding.
Short Intermediate Horizon — 0.9820604 shares for each share outstanding.
Intermediate Horizon — 0.9706938 shares for each share outstanding.
Intermediate Long Horizon — 0.9591001 shares for each share outstanding.
Long Horizon — 0.9474212 shares for each share outstanding.

			Ratios to Average
			Net Assets
Total				Net
Dividends	Net Asset			Investment		Net Assets,
and	Value End of	Total		Income	Portfolio	End of
Distributions(1)	Year(1)	Return	Expenses(c)	(Loss)	Turnover	Year

$(0.56)	$10.35	5.46%	0.10%	4.34%	55%	$103,676,253
(0.47)	10.36	5.48	0.10	4.17	76	89,430,308
(0.38)	10.28	2.66	0.10	3.88	142	62,151,104
(0.42)	10.39	4.67	0.10	3.81	91	32,170,849
(0.42)	10.34	6.95	0.10	4.27	267	21,910,734

(0.62)	9.88	5.54	0.10	4.17	39	102,342,506
(0.55)	9.96	7.34	0.10	3.69	95	80,380,236
(0.37)	9.81	3.66	0.10	3.44	135	52,980,851
(0.49)	9.82	6.34	0.10	3.01	162	25,656,665
(0.35)	9.70	12.40	0.10	3.52	187	24,558,623

(0.73)	10.20	5.49	0.10	3.82	22	683,319,742
(0.54)	10.36	9.20	0.10	3.13	45	584,242,862
(0.38)	9.99	4.73	0.10	2.75	57	395,323,356
(0.27)	9.91	8.13	0.10	2.61	48	274,027,508
(0.22)	9.43	16.39	0.10	2.62	98	205,257,612

(0.87)	9.97	5.57	0.10	3.60	25	571,245,760
(0.59)	10.26	10.86	0.10	2.65	47	473,022,048
(0.36)	9.80	5.84	0.10	2.52	147	305,770,721
(0.34)	9.61	9.79	0.10	2.19	107	124,582,865
(0.16)	9.07	20.87	0.10	2.10	203	67,509,651

(0.98)	9.59	5.63	0.10	3.35	28	330,803,355
(0.59)	10.00	12.69	0.10	2.10	60	279,900,988
(0.36)	9.40	6.91	0.10	1.95	96	176,570,326
(0.28)	9.13	11.46	0.10	1.62	95	94,505,542
(0.10)	8.45	25.64	0.10	1.38	170	53,437,942

A-1

APPENDIX A

ASSET ALLOCATION FUNDS

As described in the prospectus, under normal market conditions the assets of each Asset Allocation Fund are invested in Bond, Stock, and Money Market Funds approximately as follows:

	Long-Term Expected Average Allocations
			Money Market
	Bond Funds	Stock Funds	Fund
Short Horizon	88%	10%	2%

Short/Intermediate Horizon	68%	30%	2%

Intermediate Horizon	48%	50%	2%

Intermediate/Long Horizon	28%	70%	2%

Long Horizon	8%	90%	2%

Transamerica Asset Management selects the underlying Funds and the relative amounts to be invested in them. The Bond Funds reflect a mix of short-term bonds, intermediate-term bonds, and high yield bonds. The Stock Funds reflect a mix of large, mid, and small cap domestic stocks as well as international stocks.

Currently, TAM seeks to allocate an Asset Allocation Fund’s bond investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying Funds
Sub-Asset Class	Allocation Range	Available
Intermediate-term bonds	50 - 70%	Core Bond Fund Total Return Bond Fund

Short-term bonds	20 - 40%	High Quality Bond Fund Inflation-Protected Securities Fund

High-yield bonds	0 - 20%	High Yield Bond Fund

Currently, TAM seeks to allocate an Asset Allocation Fund’s stock investments among sub-asset classes according to the following target percentages, under normal market conditions:

	Potential Asset	Underlying Funds
Sub-Asset Class	Allocation Range	Available
Large cap stocks	40 - 75%	Stock Index Fund Large Core Fund Large Value Fund Value Fund Large Growth Fund Growth Fund

Small and mid cap stocks	12 - 35%	Mid Growth Fund Mid Value Fund Small Value Fund Small Core Fund Small Growth Fund

International stocks	15 - 30%	International Equity Fund

A-2

In the short-term, actual asset allocations may vary due to short-term changes in cash flows caused by purchases and redemptions in the Funds. Under normal circumstances each Asset Allocation Fund invests in the Money Market Fund in minimal amounts for cash management and liquidity purposes. However, TAM may allocate the assets of each Asset Allocation Fund without limit to the Money Market Fund in attempting to respond to adverse market, political or other conditions or to process a large purchase or redemption within an Asset Allocation Fund.

The Asset Allocation Funds are not required to invest in all of the underlying funds available, nor are they required to invest in any particular underlying Fund. TAM may change the overall asset allocations between Bond and Stock Funds at any time to reflect its current strategy for asset allocation, and also may change the relative amounts invested in a particular sub-asset class, at any time. From time to time, TAM may select new or different underlying Funds than those listed on this Appendix A, without prior approval or notice to shareholders.

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Appendix B
MORE ON STRATEGIES AND RISKS

How to Use This Section

In the discussions of the individual fund(s) in which you invest, you found descriptions of the principal strategies and risks associated with such fund(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI of the funds, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

Asset Allocation Funds as Investors

The Funds described in this prospectus (other than the Asset Allocation Funds) are offered for investment to asset allocation funds. These asset allocation funds may own a significant portion of the assets of the underlying Funds. Transactions by the allocation funds, such as rebalancings or redemptions, may be disruptive to an underlying Fund. Redemptions by one or more asset allocation funds also may have the effect of rendering an underlying Fund too small effectively to pursue its investment goal, and may also increase the underlying Fund’s expenses, perhaps significantly.

Investing in Common Stocks

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a fund may hold fluctuate in price, the value of a fund’s investments will go up and down.

Investing in Preferred Stocks

Because these stocks generally come with a promise to pay a stated dividend, their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See “Investing in Bonds,” below.)

Investing in Convertibles

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Volatility

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., risk of loss due to fluctuation in value) because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

Investing in Bonds

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	Changes in Interest Rates. Bond prices tend to move inversely to interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

•	Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond generally is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

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Appendix B
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•	Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a subadviser of a fund may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

Investing in Foreign Securities

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	Changes in Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS.

•	Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in foreign currency-denominated securities may reduce the returns of the fund.

•	Differing Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	Less Information Available to the Public. Foreign companies usually make far less information available to the public.

•	Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	Higher Custodial Charges. Fees charged by the fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

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Appendix B
MORE ON STRATEGIES AND RISKS

•	Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

•	Political Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

•	Hedging. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund’s currency exposure from one currency to another removes the fund’s opportunity to profit from the original currency and involves a risk of increased losses for the fund if the subadviser’s projection of future exchange rates is inaccurate.

•	Emerging Market Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Investing in Futures, Options and Other Derivatives

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

•	Derivatives. Certain of the funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a fund may incur substantial losses.

Swap transactions are privately negotiated agreements between a fund and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments. A fund bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities.

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Appendix B
MORE ON STRATEGIES AND RISKS

Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest payments.

A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

•	Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each fund will segregate assets determined to be liquid by the subadviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

•	Lack of Availability. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a fund will engage in derivatives transactions at any time or from time to time. A fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a fund, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. A fund may also have to buy or sell a security at a disadvantageous time or price because the fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a fund’s use of derivatives may cause the fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the fund had not used such instruments.

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Appendix B
MORE ON STRATEGIES AND RISKS

Investing in Hybrid Instruments

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a fund to leverage risks or carry liquidity risks.

Investing in Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund’s limitations on investing in illiquid securities. If a fund’s manager makes the incorrect prediction, the opportunity for loss can be magnified.

Investing in Fixed-Income Instruments

Some funds invest in “Fixed-Income Instruments,” which as used in the relative fund’s prospectus include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities and event-linked bonds;

•	loan participations and assignments;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Some funds may invest in derivatives based on Fixed-Income Instruments.

Investing in Structured Securities

Some funds may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

Subordination Risk

Some funds may invest in securities, such as certain structured securities or high-yield debt securities,

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Appendix B
MORE ON STRATEGIES AND RISKS

which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Investing in Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Investing in Distressed Securities

Certain funds may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a fund will invest in distressed securities when the subadviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a fund will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

Variable Rate Demand Instruments

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The funds may treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the subadviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Investing in Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Investing in Mortgage-Related Securities

Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for

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Appendix B
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sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Investing in Asset-Backed Securities

Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Investing in REITs

Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

Investing in Syndicated Bank Loans

Certain funds may invest in certain commercial loans generally known as “syndicated bank loans” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a fund’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the fund’s liquidity needs. When purchasing a participation, a fund may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a fund acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a fund. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a fund relies on its subadviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

Portfolio Turnover

A fund may engage in a significant number of short-term transactions, which may lower fund performance.

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High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders that are not tax-exempt.

Securities Lending

Certain funds may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a fund.

Initial Public Offerings (IPOs)

IPOs are subject to specific risks which include:

•	high volatility;

•	no track record for consideration;

•	securities may be illiquid;

•	earnings are less predictable.

Temporary Defensive Strategies

For temporary defensive purposes, a fund may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

Swaps and Swap-Related Products

A fund’s subadviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

•	Commodity Swaps. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the fund may be required to pay a higher fee at each swap reset date.

•	Interest Rate Swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its

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MORE ON STRATEGIES AND RISKS

entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund’s subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

Illiquid and Restricted/144A Securities

Certain funds may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a fund could, however, adversely affect the marketability of such security and the fund might be unable to dispose of such security promptly or at reasonable prices.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may outperform or underperform other funds that employ a different investment style. A fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock

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MORE ON STRATEGIES AND RISKS

considered to be undervalued may actually be appropriately priced.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Investment Strategies

A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the fund’s Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the funds’ SAI.

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Appendix C

INSTRUCTIONS FOR PURCHASES AND SALES FROM THE TRANSFER AGENT

The following are instructions for purchases and sales directly from the transfer agent. If you are a participant in a retirement plan, contact your plan administrator, recordkeeper or authorized financial intermediary to obtain purchase and sale instructions. Participants in retirement plans administered by Diversified Investment Advisors should contact Diversified at 1-800-755-5801 for additional information.

Purchases

Initial and subsequent purchases may be made by check or wire transfer. Checks should be in U.S. dollars and drawn on a U.S. bank. Checks for shares of the Money Market, Bond, Balanced and Stock Funds should be made payable to The Transamerica Partners Funds Group II and mailed to:

The Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Checks for shares of the Asset Allocation Funds should be made payable to Transamerica Asset Allocation Funds and mailed to:

The Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

In the case of an initial purchase, the check must be accompanied by a completed Account Application. If shares are purchased with a check that does not clear, the purchase will be canceled and any losses or fees incurred in the transaction will be the responsibility of the investor. If shares are purchased with a check and a redemption request relating to such shares is received within fifteen days of such purchase, the redemption proceeds will be paid only when the check clears.

If you would like to purchase shares in a Fund by a wire transfer, please call (888) 233-4339 for wire transfer instructions and direct your bank to transmit immediately available funds in accordance with such instructions. Investors who make initial purchases by wire transfer must complete an Account Application and mail it to The Transamerica Partners Funds Group II (in case of a purchase of a Money Market, Bond, Balanced or Stock Fund) or Transamerica Asset Allocation Funds (in case of a purchase of an Asset Allocation Fund), in each case at the address above.

Sales (Redemptions)

Redemption requests may be made by mail and, in certain circumstances, telephone. The proceeds of the redemption will be sent by mail or, if authorized on the Account Application, wire transfer.

Redemption requests by mail must specify the dollar amount or number of shares to be redeemed, the account number and the name of the Fund. The redemption request must be signed in exactly the same way that the account is registered. If there is more than one owner of the shares, each owner must sign the redemption request.

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Requests to redeem shares in any of the Money Market, Bond, Balanced or Stock Funds should be mailed to The Transamerica Partners Funds Group II at:

The Transamerica Partners Funds Group II
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Requests to redeem shares in any of the Asset Allocation Funds should be mailed to Transamerica Asset Allocation Funds at:

The Transamerica Partners Funds Group
c/o Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

You may redeem shares by telephone if you authorized telephone redemptions on your Account Application. The Funds reserve the right to refuse telephone redemptions and may limit the number of telephone redemptions or the amount that can be redeemed by telephone at any time.

The Statement of Additional Information (SAI) provides more details about the Funds and their policies. The SAI is incorporated by reference into this prospectus and is legally part of it.

Additional information about each Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance.

The Annual and Semi-Annual Reports for the Funds list their portfolio holdings and describe their performance.

To obtain free copies of the SAI and the Annual and Semi-Annual Reports or to make other inquiries, please call toll free (888) 233-4339. You may also obtain copies of these documents from the Funds’ website at http://www.transamericafunds.com.

The SAI is also available from the Securities and Exchange Commission. You can find it on the SEC Internet site at http://www.sec.gov. Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

SEC file numbers:	811-07674
811-07495

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TRANSAMERICA FUNDS
P. O. Box 9012, Clearwater, FL 33758-9012
Customer Service: 1-888-233-4339

The Transamerica Partners Funds Group
The Transamerica Partners Institutional Funds Group
The Transamerica Asset Allocation Funds
The Transamerica Institutional Asset Allocation Funds

Statement of Additional Information
May 1, 2008

Money Market Funds:
Transamerica Partners Money Market
Transamerica Partners Institutional Money Market

Bond Funds:
Transamerica Partners High Quality Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners Core Bond
Transamerica Partners Total Return Bond
Transamerica Partners High Yield Bond

Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional High Yield Bond

Balanced Funds:
Transamerica Partners Balanced
Transamerica Partners Institutional Balanced

Strategic Allocation Funds:
Transamerica Asset Allocation – Short Horizon
Transamerica Asset Allocation – Short/Intermediate Horizon
Transamerica Asset Allocation – Intermediate Horizon
Transamerica Asset Allocation – Intermediate/Long Horizon
Transamerica Asset Allocation – Long Horizon

Transamerica Institutional Asset Allocation – Short Horizon
Transamerica Institutional Asset Allocation – Short/Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate Horizon
Transamerica Institutional Asset Allocation – Intermediate/Long Horizon
Transamerica Institutional Asset Allocation – Long Horizon

Stock Funds:
Transamerica Partners Large Value
Transamerica Partners Value
Transamerica Partners Stock Index
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Growth
Transamerica Partners Mid Value
Transamerica Partners Mid Growth
Transamerica Partners Small Value
Transamerica Partners Small Core
Transamerica Partners Small Growth

Transamerica Partners International Equity
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Value
Transamerica Partners Institutional Stock Index
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional International Equity

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the separate Prospectuses dated May 1, 2008, each as supplemented from time to time (each, a “Prospectus”), for the Funds. This Statement of Additional Information should be read only in conjunction with a Prospectus, a copy of which may be obtained by an investor without charge. To obtain a Prospectus, please contact Transamerica Fund Services, Inc. at the address and telephone number listed on the next page.

This Statement of Additional Information incorporates by reference the financial statements of the Funds. These financial statements can be found in the Funds’ annual reports to shareholders, copies of which accompany this Statement of Additional Information.

This Statement of Additional Information is NOT a Prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective Prospectus.

The Transamerica Partners Funds Group
The Transamerica Partners Institutional Funds Group
The Transamerica Asset Allocation Funds
The Transamerica Institutional Asset Allocation Funds
570 Carillon Parkway
St. Petersburg, Florida 33716
(888) 233-4339

The Transamerica Partners Funds Group is a Massachusetts business trust whose shares currently are divided into twenty-four separate series of shares, or funds. Each of the Transamerica Partners Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, Total Return Bond, High Yield Bond, Balanced, Large Value, Value, Stock Index, Large Core, Large Growth, Growth, Mid Value, Mid Growth, Small Value, Small Core, Small Growth and International Equity Funds, and the Transamerica Institutional Asset Allocation Funds, is a series of The Transamerica Partners Funds Group. The Transamerica Partners Funds Group II is a Massachusetts business trust whose shares currently are divided into twenty-four separate series of shares, or funds. Each of the Transamerica Partners Institutional Money Market, High Quality Bond, Inflation-Protected Securities, Core Bond, Total Return Bond, High Yield Bond, Balanced, Large Value, Value, Stock Index, Large Core, Large Growth, Growth, Mid Value, Mid Growth, Small Value, Small Core, Small Growth and International Equity Funds and the Transamerica Asset Allocation Funds, is a series of The Transamerica Partners Funds Group II. This Statement of Additional Information relates to the shares of each Fund listed on the first page hereof and includes information which may be of interest to shareholders but which is not necessarily included in each Fund’s prospectus.

The Trusts

Each of The Transamerica Partners Funds Group (the “Transamerica Partners Trust”) and The Transamerica Partners Funds Group II (the “Transamerica Partners Institutional Trust” and, together with the Transamerica Partners Trust, the “Trusts”) is a diversified, open-end management investment company. The Transamerica Partners Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 23, 1993.

Shares of the Transamerica Partners Trust are divided into twenty-four separate series described herein. The Transamerica Partners Institutional Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on January 5, 1996. Shares of the Transamerica Partners Institutional Trust are divided into twenty-four separate series described herein. Prior to May 1, 2008, the Transamerica Partners Trust was known as the Diversified Investors Funds Group, and the Transamerica Partners Institutional Trust was known as the Diversified Investors Funds Group II. Each of the Trusts may create additional series from time to time.

Each of the Transamerica Partners Money Market, Bond, Balanced and Stock Funds and each of the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Transamerica Partners Fund and Transamerica Partners Institutional Fund. The Funds and their corresponding Portfolios are set forth below:

Fund	Portfolio

Transamerica Partners Money Market and Transamerica Partners Institutional Money Market	Money Market Portfolio
Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond	High Quality Bond Portfolio
Transamerica Partners Inflation-Protected Securities and Transamerica Partners Institutional Inflation-Protected Securities	Inflation-Protected Securities Portfolio
Transamerica Partners Core Bond and Transamerica Partners Institutional Core Bond	Core Bond Portfolio
Transamerica Partners Total Return Bond and Transamerica Partners Institutional Total Return Bond	Total Return Bond Portfolio
Transamerica Partners High Yield Bond and Transamerica Partners Institutional High Yield Bond	High Yield Bond Portfolio
Transamerica Partners Balanced and Transamerica Partners Institutional Balanced	Balanced Portfolio
Transamerica Partners Large Value and Transamerica Partners Institutional Large Value	Large Value Portfolio
Transamerica Partners Value and Transamerica Partners Institutional Value	Large Value Portfolio
Transamerica Partners Stock Index and Transamerica Partners Institutional Stock Index	S&P 500 Index Master Portfolio
Transamerica Partners Large Core and Transamerica Partners Institutional Large Core	Large Core Portfolio
Transamerica Partners Large Growth and Transamerica Partners Institutional Large Growth	Large Growth Portfolio
Transamerica Partners Growth and Transamerica Partners Institutional Growth	Growth Portfolio
Transamerica Partners Mid Value and Transamerica Partners Institutional Mid Value	Mid Value Portfolio

Fund	Portfolio

Transamerica Partners Mid Growth and Transamerica Partners Institutional Mid Growth	Mid Growth Portfolio
Transamerica Partners Small Value and Transamerica Partners Institutional Small Value	Small Value Portfolio
Transamerica Partners Small Core and Transamerica Partners Institutional Small Core	Small Core Portfolio
Transamerica Partners Small Growth and Transamerica Partners Institutional Small Growth	Small Growth Portfolio
Transamerica Partners International Equity and Transamerica Partners Institutional International Equity	International Equity Portfolio

Prior to May 1, 2007, the Large Value, Large Core, Large Growth, Growth, Mid Value, Mid Growth, Small Value, Small Core, and Small Growth Funds and Portfolios were know as the Value & Income, Growth & Income, Equity Growth, Aggressive Equity, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Special Equity, and Small-Cap Growth Funds and Portfolios, respectively.

All references in this Statement of Additional Information to one of these Funds include the Fund’s underlying Portfolio, unless otherwise noted. Each of the Asset Allocation Funds seeks its investment objective by investing in a combination of the Money Market, Bond and Stock Funds.

Each of the Portfolios (except the S&P 500 Index Master Portfolio) is a series of Transamerica Partners Portfolios. The S&P 500 Index Master Portfolio(1)( is a series of Master Investment Portfolio. Transamerica Partners Portfolios and Master Investment Portfolio are referred to as the “Portfolio Trusts.”

Transamerica Asset Management, Inc. (“TAM”) is the investment adviser of each Fund and each Portfolio (except the S&P 500 Index Master Portfolio). Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc. Barclays Global Fund Advisors (“BGFA”) is the investment adviser of the S&P 500 Index Master Portfolio.

TAM delegates the daily management of each Portfolio of which it is the investment adviser to one or more Subadvisers. TAM supervises and monitors the Subadvisers. The Subadvisers are as follows:

Fund or Portfolio	Subadviser

Money Market Portfolio	GE Asset Management, Incorporated
High Quality Bond Portfolio	Merganser Capital Management Limited Partnership
Inflation-Protected Securities Portfolio	BlackRock Financial Management, Inc.
Core Bond Portfolio	BlackRock Financial Management, Inc.
Total Return Bond Portfolio	Western Asset Management Company Western Asset Management Company Limited
High Yield Bond Portfolio	Eaton Vance Management
Balanced Portfolio	Goldman Sachs Asset Management, L.P. Western Asset Management Company Western Asset Management Company Limited

(1)  Standard & Poor’s does not sponsor the S&P 500 Index Master Portfolio, nor is it affiliated in any way with the Portfolio, Barclays Global Fund Advisors or the S&P 500 Index Master Portfolio. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” and “Standard & Poor’s 500®” are trademarks of McGraw-Hill, Inc. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation or warranty, express or implied, regarding the advisability of investing in S&P 500 Index Master Portfolio.

Fund or Portfolio	Subadviser

Large Value Portfolio	AllianceBernstein LP TCW Investment Management Company
Value Portfolio	Hotchkis and Wiley Capital Management, LLC
Large Core Portfolio	Aronson+Johnson+Ortiz, LP BlackRock Financial Management, Inc.
Large Growth Portfolio	Marsico Capital Management, LLC OFI Institutional Asset Management, Inc. Wellington Management Company, LLP
Growth Portfolio	Turner Investment Partners, Inc.
Mid Value Portfolio	Cramer, Rosenthal, McGlynn, LLC LSV Asset Management RiverSource Investments, LLC
Mid Growth Portfolio	Columbus Circle Investors
Small Value Portfolio	Mesirow Financial Management, Inc. OFI Institutional Asset Management, Inc.
Small Core Portfolio	INVESCO Institutional (N.A.), Inc. Mazama Capital Management, Inc. RS Investment Management Co. LLC Wellington Management Company, LLP
Small Growth Portfolio	Perimeter Capital Partners, LLC
International Equity Portfolio	LSV Asset Management Wellington Management Company, LLP

Investment Objectives, Policies and Associated Risk Factors

Investment Objectives

The investment objective of each Fund is described in the Prospectus for that Fund. There can, of course, be no assurance that a Fund will achieve its investment objective.

Investment Policies

The following supplements the discussion of the various investment strategies and techniques employed by the Funds as set forth in the Prospectuses.

The Stock Index Funds, while not prohibited from investing in the various types of securities described below or utilizing the investment techniques described below, will invest primarily in the stocks that make up the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), money market and other short-term instruments and S&P 500 Index futures.

Bank Obligations

Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers’ acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. Government and Agency Securities

U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See “Zero Coupon Securities” below for more information.

U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Collateralized Mortgage Obligations

A Fund may invest a portion of its assets in collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, a Fund could experience losses in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Veterans Administration (“VA”) guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC’s national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement, if any. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk. In addition, asset backed securities are subject to the same types of risks relating to the issuer’s underlying assets as are mortgage-backed securities.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Funds may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

Open Market. “Open market” commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. “Open market” paper’s 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

Privately Placed. “Privately placed” commercial paper relies on the exemption from registration provided by Section 4(2), which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. “Privately placed” commercial paper has no maturity restriction.

Letter of Credit. “Letter of credit” commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. “Letter of credit” paper has no limitations on purchasers.

Variable Rate and Floating Rate Securities

The Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Fund’s Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The applicable Subadviser, on behalf of a Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Funds will not invest more than 15% (10% in the case of the Money Market Funds) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days’ notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Participation Interests

A Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Fund’s Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interest in the security, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Fund will not invest more than 15% (10% in the case of each Money Market Fund) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See “Illiquid Securities” below.

Recent Market Events Relating to Income-Producing Securities

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Funds.

Illiquid Securities

Each Fund may invest up to 15% (10% for each Money Market Fund) of its net assets in illiquid securities, including restricted securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Fund under the supervision of the applicable Portfolio Trust’s or Trust’s Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Unsecured Promissory Notes

A Fund also may purchase unsecured promissory notes (“Notes”) which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Fund’s investment objective. The Notes purchased by the Fund will have remaining maturities of 13 months or less. The Fund will invest no more than 15% (10% in the case of each Money Market Fund) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). See “Illiquid Securities” above.

Repurchase Agreements and Reverse Repurchase Agreements

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. A Fund’s risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Fund’s ability to meet its current obligations or impede investment management if a large portion of the Fund’s assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

The Funds may, together with other registered investment companies managed by the Funds’ Subadvisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

Foreign Securities — All Funds

The Funds may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund’s assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

Money Market Funds

Each Money Market Fund may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund’s Subadviser to be of comparable quality to the other obligations in which the Money Market Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Funds other than the Money Market Funds

Not more than 5% of a Fund’s assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

American Depository Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Fund to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Forward Foreign Currency Exchange Contracts

Forward currency exchange contracts may be entered into for each Fund for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Fund’s investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Fund.

Because some Funds may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

Each Fund may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. A Fund may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Fund would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Fund’s holdings denominated in the currency sold.

Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

The Funds (other than the International Equity Fund) will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Funds may do so when their Subadvisers determine that the transactions would be in a Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund’s ability to utilize forward contracts for the Fund may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund’s ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Guaranteed Investment Contracts

The Funds may invest in guaranteed investment contracts (“GICs”) issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% (10% in the case of each Money Market Fund) of the Fund’s net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

When-issued Securities

Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

It is expected that, under normal circumstances, the Funds would take delivery of such securities. When a Fund commits to purchase a security on a “when-issued” or on a “forward delivery” basis, the Fund establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Funds expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases and could also result in leverage. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the “when-issued” or “forward delivery” securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the “when-issued” or “forward delivery” securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Zero Coupon Obligations

A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

A Fund may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

Futures Contracts and Options on Futures Contracts and Foreign Currencies —
Funds other than the Money Market Funds

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund’s current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund’s securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into futures contracts, the Fund will establish a segregated account to cover the Fund’s obligations with respect to such futures contracts. The assets in the account will consist of cash, offsetting derivatives or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Subadvisers believe that use of such contracts will benefit the Funds, if the Subadvisers’ investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Funds may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Fund, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Funds are not regulated as “commodity pools” for purposes of the Commodity Exchange Act, regulations and related positions of the CFTC.

Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Losses from the writing of call options are potentially unlimited. Accordingly, the Funds intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Fund in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser’s skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Options on Securities — Funds other than the Money Market Funds

The Funds may write (sell) covered call and put options to a limited extent on their portfolio securities (“covered options”). However, a Fund may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will not write a call or a put option unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Funds may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Funds will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The applicable Subadviser will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of TAM and the applicable Board of Trustees.

Options on Securities Indices — Funds other than the Money Market Funds

In addition to options on securities, the Funds may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under “Options on Securities.”

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Funds generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Funds’ securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Swap Agreements — Funds other than the Money Market Funds

A Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

A Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Other Investment Companies

Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Each of the Transamerica Partners Money Market, Bond, Balanced and Stock Funds and each of the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds seeks its investment objective by investing all of its assets in an underlying Portfolio having the same investment objectives and policies as the applicable Transamerica Partners Fund and Transamerica Partners Institutional Fund. In addition, each Portfolio may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as otherwise permitted by the 1940 Act, the regulations thereunder, and the Portfolio’s investment restrictions, no Portfolio may purchase securities of another investment company if, immediately after such purchase: (a) the Portfolio would own more than 3% of the voting securities of such company, (b) the Portfolio would have more than 5% of its total assets invested in the securities of such company, or (c) the Portfolio would have more than 10% of its total assets invested in the securities of all such investment companies. In addition, except as otherwise permitted by applicable law, a Portfolio may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Portfolio and any other Portfolios together own more than 10% of the voting securities of such closed-end fund. Should a Portfolio purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Portfolios include exchange-traded funds (“ETFs”). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

Short Sales “Against the Box” — Funds other than the Money Market Funds

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale “against the box”.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund’s long position.

The Funds will not engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Funds endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a nonfundamental operating policy, it is not expected that more than 40% of a Fund’s total assets would be involved in short sales against the box.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders or unitholders as least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Dollar Rolls and TBA Securities

Each Portfolio may enter into dollar roll transactions and purchase To Be Announced Securities (“TBAS”). Dollar rolls are transactions where a Portfolio sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 102% (105% for foreign securities) of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Fund’s Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. No Fund enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Fund receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering either the securities lent or cash. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Fund could experience a loss. No Fund will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Fund are subject to termination at the Fund’s or the borrower’s option. A Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Loans and Other Direct Indebtedness

A Fund may purchase loans and other direct indebtedness, although the Stock Funds currently do not intend to make such investments. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation.

These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Fund’s investment in loans may be structured as a novation, pursuant to which the Fund would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Fund would purchase an assignment of a portion of a lender’s interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

A Fund’s ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Fund will purchase, a Fund’s Subadviser will rely upon its own (and not the original lending institution’s) credit analysis of the borrower. A Fund may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund’s portfolio investments.

Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. The limited trading market can make it difficult to ascertain a market value for these investments.

Temporary Defensive Positions

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Fund may invest without limit in high quality money market and other short-term instruments, and may not be pursuing its investment goal. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

Certain Other Obligations

Each Fund may invest in instruments other than those listed previously, provided such investments are consistent with the Fund’s investment objective, policies and restrictions.

Rating Services

The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Prospectuses is set forth in Appendix A.

Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

Investment Restrictions

The “fundamental policies” of each Fund and each Portfolio may not be changed with respect to the Fund or the Portfolio without the approval of a “majority of the outstanding voting securities” of the Fund or the Portfolio, as the case may be. “Majority of the outstanding voting securities” under the 1940 Act and as used in this Statement of Additional Information and each Prospectus means, with respect to a Fund (or a Portfolio), the lesser of (i) 67% or more of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio) are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund (or of the total beneficial interests of the Portfolio).

Whenever a Money Market, Bond, Balanced or Stock Fund is requested to vote on a fundamental policy of a Portfolio, the Fund (except in limited circumstances as permitted by applicable rules and regulations) will either hold a meeting of its shareholders and cast its vote as instructed by shareholders, or otherwise vote in accordance with applicable law. Whenever an Asset Allocation Fund is requested to vote on a fundamental policy of an underlying Fund, the Asset Allocation Fund will vote its shares in proportion to the vote of all shares of the underlying Fund.

If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund’s or Portfolio’s total assets or the value of a Fund’s or Portfolio’s securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

Funds and Portfolios (other than the S&P 500 Index Master Portfolio)

Each Fund or Portfolio (other than the S&P 500 Index Master Portfolio), as applicable has adopted the following fundamental policies and restrictions:

1. The Fund or Portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. The Fund or Portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. The Fund or Portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the “Securities Act” or the “1933 Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund or Portfolio may be deemed to be an underwriter within the meaning of the Securities Act, the Fund or Portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

4. The Fund or Portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund or Portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

5. The Fund or Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6. The Fund or Portfolio may not “concentrate” its investments in a particular industry or group of industries (except those Funds or Portfolios listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that (i) each of the Transamerica Partners Money Market Fund, Transamerica Partners Institutional Money Market Fund and Money Market Portfolio may invest without limitation in obligations issued by banks, and (ii) this restriction shall not apply with respect to Transamerica Partners Stock Index Fund or Transamerica Partners Institutional Stock Index Fund to any industry in which the S&P 500 Index (or any other index which the Stock Index Fund selects to track its performance) becomes concentrated to the extent that the Stock Index Fund likewise becomes concentrated.

7. The Fund or Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund or Portfolio to borrow money in amounts of up to one-third of its total assets from banks for any purpose, and to borrow up to 5% of the its total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund or Portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund or Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s or Portfolio’s shares to be more volatile than if the Fund or Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s or Portfolio’s holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund or Portfolio may have to sell securities at a time and at a price that is unfavorable to it. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s or Portfolio’s net investment income in any given period. The policy in (1) above will be interpreted to permit a Fund or Portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, “senior securities” are defined as Fund or Portfolio obligations that have a priority over the Fund’s or Portfolio’s shares with respect to the payment of dividends or the distribution of its assets. The 1940 Act prohibits a Fund or Portfolio from issuing senior securities except that a Fund or Portfolio may borrow money in amounts of up to one-third of its total assets from banks for any purpose. A Fund or Portfolio also may borrow up to 5% of its total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund or Portfolio can increase the speculative character of the Fund’s or Portfolio’s outstanding shares through leveraging. Leveraging of a Fund’s or Portfolio’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s or Portfolio’s net assets remain the same, the total risk to investors is increased to the extent of its gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Fund or Portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund or Portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Fund’s or Portfolio’s underwriting commitments, when added to the value of the Fund’s or Portfolio’s investments in issuers where the Fund or Portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund or Portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund or Portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund or Portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Fund or Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund or Portfolio may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to real estate set forth in (4) above, the 1940 Act does not prohibit a Fund or Portfolio from owning real estate; however, a Fund or Portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission (“SEC”) position generally limits a Fund’s or Portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Fund or Portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Fund or Portfolio from making loans; however, SEC staff interpretations currently prohibit a Fund or Portfolio from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Fund or Portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s or Portfolio’s manager or a subadviser believes the income justifies the attendant risks. A Fund or Portfolio also will be permitted by this policy to make loans of money, including to other funds. A Fund or Portfolio would have to obtain exemptive relief from the SEC to make loans to other Funds or Portfolios. The policy in (5) above will be interpreted not to prevent a Fund or Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s or Portfolio’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund or Portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund or Portfolio as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to commodities set forth in (7) above, the 1940 Act does not prohibit a Fund or Portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund or Portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s or Portfolio’s purchases of illiquid securities to 15% of net assets. If a Fund or Portfolio were to invest in a physical commodity or a physical commodity-related instrument, the Fund or Portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

The Funds’ and Portfolios’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Policies. Each Fund (other than the Stock Index Funds) will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Fund from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

Each Portfolio will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

These policies may be changed by the Board of Trustees of Transamerica Partners Portfolios or the Trusts.

Because of its investment objectives and policies, each Asset Allocation Fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Asset Allocation Funds’ investment programs set forth in the Prospectus, each Asset Allocation Fund may invest more than 25% of its assets in certain of the Money Market, Bond and Stock Funds. However, each of the Funds in which each Asset Allocation Fund will invest will not concentrate more than 25% of its total assets in any one industry (except that the Money Market Fund (through the Money Market Portfolio) reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks).

S&P 500 Index Master Portfolio

As a matter of fundamental policy, the S&P 500 Index Master Portfolio may not:

(1) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Portfolio’s cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

(2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

(5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph.

(7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would equal or exceed 25% of the current value of the Portfolio’s total assets, provided that this restriction does not limit the Portfolio’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Portfolio reserves the right to concentrate in any industry in which the index that the Portfolio tracks becomes concentrated to approximately the same degree during the same period.

(8) Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Non-fundamental Policies. The S&P 500 Index Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental:

(1) The Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Portfolio.

(2) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

(4) The Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

The non-fundamental policies (1) through (4) may be changed by the Board of Trustees of the Master Investment Portfolio at any time.

Portfolio Transactions and Brokerage Commissions

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Fund if the applicable Subadviser believes that a transaction net of costs (including custodian charges) will help achieve the Fund’s investment objective.

A Fund’s purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. BGFA may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with BGFA.

Brokerage Transactions. Each Fund’s advisers may use brokers or dealers for Fund transactions who also provide brokerage and research services to the Fund or other accounts over which the advisers exercise investment discretion. A Fund, with the exception of the S&P 500 Index Master Portfolio, may “pay up” for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission than may otherwise have been charged. However, a Fund will “pay up” only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Fund’s Subadviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Subadviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

The following Portfolios paid the aggregate brokerage commissions indicated for the fiscal years noted below:

Inflation-Protected Securities Portfolio

Fiscal year ended December 31, 2007: $101

Core Bond Portfolio

Fiscal year ended December 31, 2006: $5,793
Fiscal year ended December 31, 2007: $3,027

Total Return Bond Portfolio

Fiscal year ended December 31, 2005: $1,595
Fiscal year ended December 31, 2006: $4,960
Fiscal year ended December 31, 2007: $10,038

High Yield Bond Portfolio

Fiscal year ended December 31, 2006: $12,476
Fiscal year ended December 31, 2007: $2,936

Balanced Portfolio

Fiscal year ended December 31, 2005: $107,782
Fiscal year ended December 31, 2006: $65,580
Fiscal year ended December 31, 2007: $47,371

During the year ended December 31, 2005, the Balanced Portfolio paid $1,690 in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.

S&P 500 Master Portfolio

Fiscal year ended December 31, 2005: $56,860
Fiscal year ended December 31, 2006: $85,982
Fiscal year ended December 31, 2007: $43,100

Large Value Portfolio

Fiscal year ended December 31, 2005: $3,257,770
Fiscal year ended December 31, 2006: $1,599,906
Fiscal year ended December 31, 2007: $2,045,717

For the years ended December 31, 2005, 2006, and 2007, the Large Value Portfolio paid $516,496, $160,776, and $14,902, respectively, in brokerage commissions to Sanford C. Bernstein & Co. LLC, an affiliate of AllianceBernstein.

During the year ended December 31, 2007, the Large Value Portfolio paid $23,106 in brokerage commissions to S.G. Cowen & Co. LLC, an affiliate of TCW Investment Management Company.

Value Portfolio

Fiscal year ended December 31, 2005: $11,590
Fiscal year ended December 31, 2006: $43,706
Fiscal year ended December 31, 2007: $89,439

Large Core Portfolio

Fiscal year ended December 31, 2005: $956,356
Fiscal year ended December 31, 2006: $1,087,033
Fiscal year ended December 31, 2007: $766,296

For the years ended December 31, 2005, 2006, and 2007, the Large Core Portfolio paid $235,106, $56,801, and $30,979, respectively, in brokerage commissions to Goldman Sachs & Company, an affiliate of Goldman Sachs Asset Management, L.P.

For the years ended December 31, 2006 and 2007, the Large Core Portfolio paid $24,326 and $14,240, respectively, in brokerage commissions to Goldman Sachs Execution and Clearing, L.P., an affiliate of Goldman Sachs Asset Management, L.P.

Large Growth Portfolio

Fiscal year ended December 31, 2005: $3,619,823
Fiscal year ended December 31, 2006: $4,015,256
Fiscal year ended December 31, 2007: $3,106,878

During the year ended December 31, 2005, the Large Growth Portfolio paid $43,885 in brokerage commissions to Bank of America International, which at the time was an affiliate of Marsico Capital Management LLC.

During the year ended December 31, 2006, the Large Growth Portfolio paid $53,044 in brokerage commissions to Banc of America Securities LLC, which at the time was an affiliate of Marsico Capital Management, LLC.

During the year ended December 31, 2007, the Large Growth Portfolio paid $74,928 in brokerage commissions to Banc of America Securities LLC, which prior to December 14, 2007, was an affiliate of Marsico Capital Management, LLC.

Growth Portfolio

Fiscal year ended December 31, 2005: $1,419,696
Fiscal year ended December 31, 2006: $936,392
Fiscal year ended December 31, 2007: $715,472

Mid Value Portfolio

Fiscal year ended December 31, 2005: $1,092,806
Fiscal year ended December 31, 2006: $1,309,553
Fiscal year ended December 31, 2007: $1,097,815

Mid Growth Portfolio

Fiscal year ended December 31, 2005: $812,143
Fiscal year ended December 31, 2006: $1,077,834
Fiscal year ended December 31, 2007: $882,075

Small Value Portfolio

Fiscal year ended December 31, 2005: $643,385
Fiscal year ended December 31, 2006: $271,944
Fiscal year ended December 31, 2007: $445,973

Small Core Portfolio

Fiscal year ended December 31, 2005: $5,393,858
Fiscal year ended December 31, 2006: $5,530,827
Fiscal year ended December 31, 2007: $5,222,794

Small Growth Portfolio

Fiscal year ended December 31, 2005: $658,282
Fiscal year ended December 31, 2006: $870,007
Fiscal year ended December 31, 2007: $806,729

During the year ended December 31, 2005, the Small Growth Portfolio paid $2,069 in brokerage commissions to Suntrust Capital Markets, Inc., an affiliate of Trusco Capital Management, Inc.

International Equity Portfolio

Fiscal year ended December 31, 2005: $3,991,260
Fiscal year ended December 31, 2006: $3,435,231
Fiscal year ended December 31, 2007: $5,408,350

For the fiscal year ended December 31, 2007, the Portfolios executed an aggregate of $3,867,766,973 in brokerage transactions related to research services and paid $3,858,803 in commissions related to such transactions.

For each affiliated broker, the tables below set forth the percentage of the applicable Portfolio’s aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2007, and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

			Percentage of
			Aggregate Dollar
		Percentage of	Amount of
		Aggregate Brokerage	Transactions Involving
Portfolio	Affiliated Broker	Commissions Paid	Payment of Commissions

Large Value Portfolio	Sanford C. Bernstein & Co. LLC	0.73%	1.34%

Large Value Portfolio	S.G. Cowen & Co., LLC	1.13%	1.00%

Large Core Portfolio	Goldman Sachs & Co.	4.04%	6.21%

Large Core Portfolio	Goldman Sachs Execution & Clearing L.P.	1.86%	1.28%

Large Growth Portfolio	Banc of America Securities LLC	2.41%	1.22%

During the fiscal year ended December 31, 2007, the Portfolios purchased securities issued by the following regular broker-dealers of the Portfolios, which had the following values as of December 31, 2007.

Broker-Dealer	Value of Securities as of December 31, 2007
Banc of America Securities LLC	$237,820,014

Bank of New York Mellon Corp.	$22,265,824

Barclays PLC	$108,872,269

Citigroup, Inc.	$192,753,740

Credit Suisse Group	$123,363,272

Deutsche Bank, AG	$115,592,481

Goldman Sachs Group, Inc.	$92,650,068

JP Morgan Chase & Company	$292,794,459

Lehman Brothers Holdings, Inc.	$39,362,510

Merrill Lynch & Company, Inc.	$73,870,658

Morgan Stanley	$143,391,024

State Street Bank and Trust	$452,164,540

UBS Securities	$18,333,949

Determination of Net Asset Value; Valuation of Securities

The net asset value per share of each Fund is determined on each day during which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., New York time, by dividing the total assets of a Fund less all of the liabilities attributable to that Fund, by the total number of shares of that Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Trusts and Portfolio Trusts. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available or are believed to be unreliable, a Fund may price securities using fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which fairly reflects the market value as determined by the Board of Trustees of the applicable Trust or Portfolio Trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of a Fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when a Fund’s net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the applicable Trust or Portfolio Trust.

Interest income on long-term obligations held for a Fund is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.

The Prospectus contains further information on the procedures, including the fair value procedures approved by the Board of Trustees of the Trusts and Portfolio Trusts, to be used to value each Fund’s securities.

Management

Each of the Transamerica Partners Money Market, Bond, Balanced and Stock Funds and the Transamerica Institutional Asset Allocation Funds is supervised by the Board of Trustees of the Transamerica Partners Trust. Each of the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds and the Transamerica Asset Allocation Funds is supervised by the Board of Trustees of the Transamerica Partners Institutional Trust. Each Portfolio other than the S&P 500 Index Master Portfolio is supervised by the Board of Trustees of Transamerica Partners Portfolios. The S&P 500 Index Master Portfolio is supervised by the Board of Trustees of the Master Investment Portfolio.

The respective Trustees and officers of each Trust and each Portfolio Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. The length of time served is provided from the date a Trustee became a Trustee of any of the Trusts or Transamerica Partners Portfolios. Asterisks indicate those Trustees who are “interested persons” (as defined in the 1940 Act) of a Trust or a Portfolio Trust, as the case may be. The address of each Trustee and officer of the Trusts and Transamerica Partners Portfolios is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Trustees of Each
Trust and Transamerica Partners Portfolios

			Number of
	Position Held		Investment Companies
	and Length of	Principal Occupation during Past 5 Years	Associated with TAM
Name and Age	Time Served	and Other Directorships Held	Overseen by Trustee
Interested Trustee:

John K. Carter Age: 47	Trustee, President and Chief Executive Officer since 2007
President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TAM; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 to 2005).
			173

Disinterested Trustees:

Sandra N. Bane Age: 55	Trustee since 2008	Retired, KPMG (1999—present); Director, Big 5 Sporting Goods (2002—present); Director, AGL Resources, Inc. (energy services holding company (2008—present).	173
Leo J. Hill Age: 52	Trustee since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L.J. Hill & Company (1999 to present).	173
Neal M. Jewell Age: 73	Trustee since 1993	10/2004 to present—Retired; 1/1996 to 10/2004—Independent Trustee, EAI Select Managers Equity Fund (a mutual fund).	173
Russell A. Kimball, Jr. Age: 63	Trustee since 2007	General Manager, Sheraton Sand Key Resort (1975 to present).	173
Eugene M. Mannella Age: 54	Trustee since 1993	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker/dealer) (1998 to present); President, International Fund Services (alternative asset administration) (1993 to 2005)	173
Norm R. Nielsen Age: 68	Trustee since 2007	Retired (2005 to present); Buena Vista University Board of Trustees (2004 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1988 to 2006); President, Kirkwood Community College (1979 to 2005).	173

			Number of
	Position Held		Investment Companies
	and Length of	Principal Occupation during Past 5 Years	Associated with TAM
Name and Age	Time Served	and Other Directorships Held	Overseen by Trustee
Joyce Galpern Norden Age: 68	Trustee since 1993	Retired (2004 to present); Board of Governors, Reconstructionist Rabbinical College (2007 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004)	173
Patricia L. Sawyer Age: 57	Trustee since 1993	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	173
John W. Waechter Age: 56	Trustee since 2007	RBC Dain Rauscher (securities dealer (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	173

OFFICERS OF EACH TRUST AND DIVERSIFIED INVESTORS PORTFOLIOS

Position Held
	and Length of	Principal Occupation during Past 5 Years
Name and Age	Time Served	and Other Directorships Held
John K. Carter Age: 47	Trustee, President and Chief Executive Officer since 2007	See the table above.
Dennis P. Gallagher Age: 37	Vice President, General Counsel and Secretary since 2007	Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).
Elizabeth L. Belanger Age: 36	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer since 2005
Vice President and Senior Counsel, Diversified Investment Advisors, Inc. (“Diversified”) (with Diversified since 2005); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joseph Carusone Age: 42	Vice President, Treasurer and Principal Financial Officer since 2001	Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).
Christopher A. Staples Age: 37	Vice President and Chief Investment Officer since 2007	Vice President, Investment Administration, TII (2004 to present); Director, TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).
Rick Resnik Age: 41	Chief Compliance Officer since 2004	Vice President and Chief Compliance Officer, Diversified (with Diversified since 1998); Director, Vice President and Chief Compliance Officer, DISC (June 1999 to present)
Michael Masson Age: 37	Assistant Treasurer since 2007	Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TAM (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).
Suzanne Valerio-Montemurro Age: 43	Assistant Treasurer since 2002	Vice President, Diversified (with Diversified since 1998).

The Board of Trustees met nine times during the Funds’ last fiscal year. The Board has a standing audit committee currently composed of all of the Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940. The Audit Committee met five times during the Funds’ last fiscal year. The audit committee reviews the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds. The Board has a standing nominating committee currently composed of all of the Trustees who are not “interested persons” of the Funds as defined in the Investment Company Act of 1940. The Nominating Committee did not meet during the Funds’ last fiscal year.

The Declaration of Trust of each Trust provides that each Trust will indemnify its Trustees and officers as described below under “Description of the Trusts; Fund Shares.”

Trustees of Master Investment Portfolio

The Board of Trustees is responsible for the overall management and operations of the Master Portfolios. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. Master Investment Portfolio (“MIP”), Barclays Global Investors Funds (“BGIF”), iShares Trust and iShares, Inc. are all members of the same “Fund Complex” and “Family of Investment Companies” as defined in Form N-1A under the 1940 Act. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A. (“BGI”), Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.

Interested Trustees & Officers

			Number of	Other Public
	Position(s),		Portfolios Overseen	Company and
Name and	Length of	Principal Occupation During	in Fund	Investment Company
Year of Birth	Service	Past Five Years	Complex	Directorships

Lee T. Kranefuss* (1961)	Trustee (since 2001) and Chairman of the Board (since 2007)	Chief Executive Officer (since 2005) of the iShares Intermediary Index and Market Group of BGI; Chief Executive Officer (2003-2005) of the Intermediary Investors and Exchange Traded Products Business of BGI; Director (since 2005) of Barclays Global Advisors; Director and President (since 2005) of Barclays Global Investors International, Inc.; Director and Chairman (since 2005) of Barclays Global Investors Services; Chief Executive Officer (1999-2003) of the Individual Investor Business of BGI.	182	Trustee (since 2001) of BGIF; Trustee (since 2003) of iShares Trust; Director (since 2001) of iShares Inc.
H. Michael Williams* (1960)	Trustee and President (since 2007)	Head of Global Index and Markets Group of BGI (since 2006); Global Head of Securities Lending, BGI (2002-2006)	26	Trustee (since 2007) of BGIF and Barclays Foundry Investment Trust; Trustee, University of California Berkeley Foundation

*	Each of Mr. Kranefuss and Mr. Williams is deemed to be an interested trustee due to his affiliations with Barclays Global Fund Advisors, the investment adviser of the Master Portfolios and BGI, the administrator of the Master Portfolios.

Disinterested Trustees

			Number of	Other Public
			Portfolios Overseen	Company and
Name and		Principal Occupation During	in Fund	Investment Company
Date of Birth	Position(s), Length of Service	Past Five Years	Complex	Directorships

Mary G. F. Bitterman (1944)	Trustee (since 2001) and Chairperson of the Nominating and Governance Committee (since 2006).	President (since 2004) and Director (since 2002), of the Bernard Osher Foundation; Director, Osher Lifelong Learning Institutes (2003-2004); President and Chief Executive Officer of The James Irvine Foundation (2002-2003).	26
Trustee (since 2001) of BGIF; Director (since 1984) and Lead Independent Director (since 2000) Bank of Hawaii; Director (since 2002) and Chairman of the Board (since 2005) of PBS (Public Broadcasting Service).

A. John Gambs (1945)	Trustee (since 2006) and Chairperson of the Audit Committee (since 2006).	Retired.	26	Trustee (since 2006) of BGIF.
Hayne E. Leland (1941)	Trustee (since 2007)	Professor of Finance (since 1974) at University of California, Berkeley: Haas School of Business	26	Trustee (since 2007) of BGIF.
Jeffrey M. Lyons (1955)	Trustee (since 2007)	Retired (since 2006); President (2004-2006) of Active Trader Business and President (2001-2004) of Asset Management Division of Charles Schwab & Co.	26	Trustee (since 2007) of BGIF.
Wendy Paskin-Jordan (1956)	Trustee (since 2006)	Managing Partner (since 1999) of Paskin & Kahr Capital Management LLC; Registered Representative (since 2005) of ThinkEquity Partners (broker-dealer); Registered Representative (1999-2005) of ePlanning Securities Inc. (broker-dealer)	26	Trustee (since 2006) of BGIF; Director (since 2001) of California State Automobile Association; Director (since 2001) of Maier Siebel Baber.
Leo Soong (1946)	Trustee (since 2000) and Lead Independent Trustee (since 2006).	President (since 2002) of Trinity Products LLC/IQ Organics LLC (healthy beverage company); Managing Director (since 1989) of CG Roxane LLC (water company).	26
Trustee (since 2000) of BGIF; Vice Chairman (since 2005) of the California Pacific Medical Center; Director (since 1990) of the California State Automobile Association; Director (since 2002) of the American Automobile Association.

Compensation

For the fiscal year ended December 31, 2007, the Trusts provided the following compensation to the Trustees. Mr. Carter is not compensated for his services as Trustee because of his affiliation with TAM. Sandra N. Bane did not receive compensation from the Trusts or Portfolios for the fiscal year ended December 31, 2007 as she was not appointed to the Board of Trustees until March 1, 2008.

		Aggregate			Total
	Aggregate	Compensation	Aggregate	Pension or	Compensation
	Compensation	from the	Compensation	Retirement	from the Trusts	Number of
	from the	Transamerica	from	Benefits	and	Funds in
	Transamerica	Partners	Transamerica	Accrued as	Fund Complex	Fund Complex
	Partners	Institutional	Partners	Part of Fund	Paid	served by
Name of Person, Position	Trust	Trust	Portfolios	Expense	to Trustees	Trustees
Interested Trustee

John K. Carter Trustee	None	None	None	None	None	173

Independent Trustees

Leo J. Hill** Trustee	$3,381	$3,059	$6,118	None	$176,800	173

Neal M. Jewell Trustee	$35,041	$31,691	$70,406	None	$166,301	173

Mitchell A. Johnson* Trustee	$23,058	$20,853	$47,342	None	$91,500	N/A

Russell A. Kimball, Jr.** Trustee	$3,381	$3,059	$6,118	None	$176,800	173

Eugene M. Mannella Trustee	27,958	$24,960	$55,434	None	$132,634	173

Norm R. Nielsen** Trustee	$3,381	$3,059	$6,118	None	$176,800	173

Joyce Galpern Norden Trustee	$28,102	$25,416	$56,469	None	$134,634	173

Lowell W. Robinson* Trustee	$23,058	$20,853	$47,342	None	$91,500	N/A

Patricia L. Sawyer Trustee	$32,210	$29,131	$64,823	None	$150,884	173

John W. Waechter** Trustee	$3,611	$3,266	$6,534	None	$187,634	173

*	Messrs. Johnson and Robinson resigned as Trustees on October 30, 2007.
**	Elected as a Trustee on October 30, 2007.

Under a non-qualified deferred compensation plan effective January 1, 2008 (the “Deferred Compensation Plan”) available to the Trustees, compensation may be deferred that would otherwise be payable by the Trusts or Portfolio Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of the investment options elected by the Trustee. Currently, the Transamerica Partners Institutional Funds as well as certain other funds within the Transamerica Fund complex are available as investment options within the Deferred Compensation Plan. It is not anticipated that the Deferred Compensation Plan will have any material impact on the portfolios.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trusts and the Portfolio Trusts.

For the fiscal year ended December 31, 2007, the Master Investment Portfolio provided the following compensation to its Trustees:

	Aggregate Compensation from	Total Compensation
Name and Position	the Trust	from Fund Complex
Interested Trustee

Lee T. Kranefuss Trustee	$0	$0

H. Michael Williams Trustee	$0	$0

Independent Trustees

Mary G. F. Bitterman Trustee	$48,826.89	$75,500

A. John Gambs Trustee	$50,432.56	$78,000

Hayne E. Leland(1) Trustee	$10,767.33	$15,750

Jeffrey M. Lyons(1) Trustee	$10,767.33	$15,750

Wendy Paskin-Jordan Trustee	$47,221.14	$73,000

Leo Soong Trustee	$53,644.01	$83,000

(1)	Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.

Equity Security Ownership

As of December 31, 2007, none of the disinterested Trustees nor their family members beneficially owned any securities of the Trusts, TAM or TCI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Trusts, TAM or TCI.

The table below shows for each Trustee of the Master Investment Portfolio, the amount of interests in the Master Investment Portfolio beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Master Investment
Portfolio and Family of Investment Companies (as of December 31, 2007)

		Aggregate Dollar
	Dollar Range	Range of Securities in
Name of Trustee	of Securities	the Family of Investment Companies

Interested Trustee

Lee T. Kranefuss	$0	D

H. Michael Williams	$0	D

Independent Trustees

Mary G. F. Bitterman	$0	$0

A. John Gambs	$0	$0

Hayne E. Leland	$0	$0

Jeffrey M. Lyons	$0	$0

Wendy Paskin-Jordan	$0	$0

Leo Soong	$0	$0

Code of Ethics

The Trusts, Portfolio Trust, TAM, each subadviser and TCI each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trusts, the Portfolio Trust, TAM, a subadviser and TCI from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds or Portfolios (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities.

Principal Holders of Securities

As of March 31, 2008, the Trustees and officers of the Trusts as a group owned less than 1% of the Shares of each Fund.

To the knowledge of Transamerica Partners Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Funds listed as of March 31, 2008:

		Percentage
Fund	Name of Investor	Ownership
Money Market	State Street Bank & Trust Co.	17.41%

High Quality Bond	Palos Community Hospital	6.66%

		Percentage
Fund	Name of Investor	Ownership
High Quality Bond	State Street Bank & Trust Co.	5.07%

High Quality Bond	Transamerica Life Insurance Company	12.63%

Inflation-Protected Securities	Arkansas Children’s Hospital	5.90%

Inflation-Protected Securities	State Street Bank & Trust Co.	5.02%

Core Bond	State Street Bank & Trust Co.	5.08%

Core Bond	Transamerica Life Insurance Company	17.93%

Total Return Bond	Norton Healthcare, Inc.	12.48%

Total Return Bond	Transamerica Life Insurance Company	12.59%

Total Return Bond	University Hospital of Augusta, Georgia	20.57%

High Yield Bond	State Street Bank & Trust Co.	5.74%

High Yield Bond	Transamerica Life Insurance Company	49.89%

Balanced	Palos Community Hospital	6.24%

Balanced	State Street Bank & Trust Co.	5.04%

Stock Index	Transamerica Life Insurance Company	30.06%

Large Value	State Street Bank & Trust Co.	5.47%

Large Value	Transamerica Life Insurance Company	7.02%

Value	CBL & Associates Management, Inc.	5.75%

Value	Knowledge Learning Corporation	11.57%

Value	Norton Healthcare, Inc.	6.59%

Value	Transamerica Life Insurance Company	12.40%

Value	University Hospital of Augusta, Georgia	19.15%

Large Core	Palos Community Hospital	6.61%

Large Core	State Street Bank & Trust Co.	6.87%

Growth	State Street Bank & Trust Co.	8.72%

Mid Value	Transamerica Life Insurance Company	56.42%

Mid Growth	State Street Bank & Trust Co.	5.44%

Mid Growth	Transamerica Life Insurance Company	26.52%

Small Value	Prima North America, Inc.	6.01%

Small Value	State Street Bank & Trust Co.	7.64%

Small Core	Palos Community Hospital	5.14%

Small Core	State Street Bank & Trust Co.	6.39%

		Percentage
Fund	Name of Investor	Ownership
Small Growth	Hartzell Propeller Inc.	7.61%

Small Growth	Pinnacle Airlines, Inc.	10.62%

Small Growth	State Street Bank & Trust Co.	9.54%

International Equity	State Street Bank & Trust Co.	5.34%

International Equity	Transamerica Life Insurance Company	7.67%

Short Horizon	State Street Bank & Trust Co.	12.77%

Short Horizon	Transamerica Life Insurance Company	11.99%

Short/Intermediate Horizon	Archdiocese of St. Louis	6.40%

Short/Intermediate Horizon	State Street Bank & Trust Co.	9.81%

Short/Intermediate Horizon	Transamerica Life Insurance Company	15.48%

Intermediate Horizon	The Roman Catholic Bishop of Orange	8.59%

Intermediate Horizon	State Street Bank & Trust Co.	5.67%

Intermediate Horizon	Transamerica Life Insurance Company	9.24%

Intermediate/Long Horizon	State Street Bank & Trust Co.	5.14%

Intermediate/Long Horizon	Transamerica Life Insurance Company	16.92%

Long Horizon	State Street Bank & Trust Co.	5.96%

Long Horizon	Transamerica Life Insurance Company	14.84%

To the knowledge of Transamerica Partners Institutional Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Funds listed as of March 31, 2008:

		Percentage
Fund	Name of Investor	Ownership
Institutional Money Market	St. Joseph Health System	6.57%

Institutional High Quality Bond	CGI	8.24%

Institutional High Quality Bond	Pipe Fitters Local No. 533	16.87%

Institutional High Quality Bond	Southcoast Hospitals Group, Inc.	5.45%

Institutional Inflation-Protected Securities	BHS Management Services, Inc.	5.09%

Institutional Inflation-Protected Securities	Linear Technology Corporation	16.71%

Institutional Inflation-Protected Securities	Sony Computer Entertainment America, Inc.	5.03%

Institutional Inflation-Protected Securities	Southcoast Hospitals Group, Inc.	14.29%

Institutional Core Bond	American Financial Group, Inc.	5.70%

Institutional Core Bond	CGI	6.06%

Institutional Core Bond	Hilb Rogal & Hobbs Retirement Savings Plan	5.07%

Institutional Core Bond	Park Nicollet Health Services	5.04%

Institutional Core Bond	Park Nicollet Health Services	5.24%

Institutional Total Return Bond	Asante Health System	5.78%

Institutional Total Return Bond	Asante Health System	7.06%

Institutional Total Return Bond	Brenntag North America, Inc.	10.13%

Institutional Total Return Bond	Englewood Hospital and Medical Center	7.17%

Institutional Total Return Bond	MPTF Corp.	8.81%

Institutional Total Return Bond	SAPA Extrusions, Inc.	7.26%

Institutional Balanced	Applied Signal Technology, Inc.	5.13%

Institutional Balanced	BHS Management Services, Inc.	6.30%

Institutional Balanced	Genesis Health Systems	6.39%

Institutional Balanced	Glens Falls Hospital	7.48%

Institutional Balanced	Linear Technology Corporation	11.28%

Institutional Balanced	Southcoast Hospitals Group, Inc.	9.99%

Institutional Balanced	State Street Bank & Trust Co.	13.60%

Institutional Large Value	PTC	5.11%

Institutional Value	CARE, Inc.	5.92%

Institutional Value	Daughters of Charity Health System	14.42%

Institutional Value	Memorial Health System, Inc.	8.55%

Institutional Value	Mesirow Financial Administrative Corporation	8.16%

		Percentage
Fund	Name of Investor	Ownership
Institutional Value	St. Mary’s Health System, Inc.	10.93%

Institutional Value	St. Rita’s Medical Center	5.19%

Institutional Value	University Medical Center Corporation	12.13%

Institutional Large Core	Applied Signal Technology, Inc.	5.95%

Institutional Large Core	Linear Technology Corporation	9.99%

Institutional Large Core	Samsung Austin Semiconductor	6.02%

Institutional Large Core	Sony Computer Entertainment America, Inc.	7.70%

Institutional Large Core	Southcoast Hospitals Group, Inc.	13.34%

Institutional Large Core	State Street Bank & Trust Co.	7.43%

Institutional Large Growth	CGI	8.34%

Institutional Large Growth	PTC	8.43%

Institutional Large Growth	St. Joseph Health System	8.85%

Institutional Growth	BHS Management Services, Inc.	5.96%

Institutional Growth	Lee Memorial Health System	7.88%

Institutional Growth	Linear Technology Corporation	8.82%

Institutional Growth	Sony Computer Entertainment America, Inc.	6.88%

Institutional Growth	Southcoast Hospitals Group, Inc.	6.34%

Institutional Growth	State Street Bank & Trust Co.	7.91%

Institutional Mid Value	Brenntag North America, Inc.	5.27%

Institutional Mid Growth	Brown & Brown, Inc.	9.23%

Institutional Mid Growth	Donald J. Fager & Associates, Inc.	7.83%

Institutional Mid Growth	Hexagon Metrology, Inc.	8.69%

Institutional Mid Growth	Integra Telecom, Inc.	8.81%

Institutional Small Value	Daughters of Charity Health System	24.21%

Institutional Small Value	Hexagon Metrology, Inc.	8.70%

Institutional Small Value	Otten, Johnson, Robinson, Neff & Ragonetti, P.C.	7.84%

Institutional Small Value	Prevea Clinic, Inc.	38.82%

Institutional Small Value	Redpath Industries Limited	7.54%

Institutional Small Core	Linear Technology Corporation	8.38%

Institutional Small Core	Southcoast Hospitals Group, Inc.	7.08%

Institutional Small Growth	Brown & Brown, Inc.	40.89%

Institutional Small Growth	Hexagon Metrology, Inc.	10.71%

Institutional Small Growth	Redpath Industries Limited	8.25%

		Percentage
Fund	Name of Investor	Ownership
Institutional Small Growth	Southwest Washington Medical Center	15.03%

Institutional International Equity	CGI	5.36%

Institutional Short Horizon	Rock Hill Telephone Company	5.39%

Institutional Intermediate Horizon	Park Nicollet Health Services	9.06%

Institutional Intermediate/Long Horizon	Exempla, Inc.	5.21%

Unless otherwise noted, the address of each investor is c/o TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716.

At March 31, 2008, Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Four Manhattanville Road, Purchase, New York 10577 and Diversified Investment Advisors Collective Trust (“CIT”), 4 Manhattanville Road, Purchase, New York 10577 owned the following percentage interests of the outstanding beneficial interests of the Portfolios indicated (all such interests being held in separate accounts of TFLIC):

	TFLIC	CIT
Money Market	5.84%	17.22%

High Quality Bond	11.49%	32.69%

Inflation-Protected Securities	13.04%	6.28%

Core Bond	7.91%	27.17%

Total Return Bond	N/A	39.95%

High Yield Bond	5.51%	28.06%

Balanced	30.04%	6.31%

Large Value	17.86%	16.42%

Value	N/A	2.60%

Large Core	33.43%	10.10%

Large Growth	15.92%	17.87%

Growth	25.48%	11.85%

Mid Value	4.23%	11.77%

Mid Growth	1.12%	28.54%

Small Value	0.85%	31.06%

Small Core	24.55%	13.10%

Small Growth	0.80%	32.84%

International Equity	10.89%	22.07%

* Less than 0.005%.

As of March 31, 2008, the following persons owned of record or beneficially 5% or more of a class of outstanding interests of the S&P 500 Index Master Portfolio.

	Percentage of S&P 500
Name and Address of Interestholder	Index Master Portfolio	Nature of Ownership
Transamerica Partners Institutional Stock Index Fund 4 Manhattanville Rd. Purchase, NY 10577	36%	Record

Transamerica Partners Stock Index Fund 4 Manhattanville Rd. Purchase, NY 10577	23%	Record

State Farm S&P 500 Index Fund One State Farm Plaza Bloomington, IL 61791	23%	Record

BGIF S&P 500 Stock Fund Barclays Global Investors Funds 400 Howard Street San Francisco, CA 94105	12%	Record

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that an interestholder is identified in the foregoing tables as the beneficial holder of more than 25% of a Fund or Portfolio or as the holder of record of more than 25% of a Fund or Portfolio and has voting and/or investment powers, such interestholder may be presumed to control the Fund or Portfolio.

Investment Advisory Services

Investment Advisers

TAM manages the assets of each Fund and each Portfolio (except the S&P 500 Index Master Portfolio) pursuant to an Investment Advisory Agreement (a “TAM Advisory Agreement”) with the Transamerica Partners Trust, Transamerica Partners Institutional Trust or Transamerica Partners Portfolios, as the case may be, with respect to each such Fund or Portfolio, and subject to the investment policies described herein and in the Prospectus for the Funds and Portfolios, as applicable. Subject to such further policies as the Boards of Trustees of the Trusts and Transamerica Partners Portfolios may determine, TAM provides general investment advice to each such Fund and each Portfolio.

Barclays Global Fund Advisors manages the assets of the S&P 500 Index Master Portfolio pursuant to an Investment Advisory Agreement with Master Investment Portfolio (the “Barclays Advisory Agreement”). Subject to such further policies as the Boards of Trustees of the Trusts may determine, TAM provides general supervision of the Stock Index Funds’ investment in the S&P 500 Index Master Portfolio.

Barclays provides investment guidance and policy direction in connection with the management of the S&P 500 Index Master Portfolio’s assets. As of February 29, 2008, Barclays and its affiliates provided advisory services for assets in excess of $1.95 trillion.

Barclays, Barclays Bank PLC, the indirect parent of Barclays, and their affiliates deal, trade and invest for their own account in the types of securities in which the S&P 500 Index Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the S&P 500 Index Master Portfolio.

For each Portfolio (except the S&P 500 Index Master Portfolio), TAM or its predecessor has entered into an Investment Subadvisory Agreement (each a “Subadvisory Agreement”) with one or more Subadvisers.

Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund or Portfolio on 60 days’ written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days’ written notice to the Fund or Portfolio. Each TAM Advisory

Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by TAM. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Portfolio in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Barclays Advisory Agreement is terminable without penalty on 60 days written notice by either party.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

The Funds and Portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated subadviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing subadviser or as an additional subadviser; (2) materially change the terms of any subadvisory agreement; and (3) continue the employment of an existing subadviser on subadvisory contract terms where a contract has been assigned because of a change of control of the subadviser. In such circumstances, shareholders would receive notice and information about the new subadviser within ninety (90) days after the hiring of any new subadviser.

Subadvisers

The Subadvisers make the day-to-day investment decisions for the Portfolios (other than the S&P 500 Index Master Portfolio, which is advised by Barclays Global Fund Advisors), subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market Portfolio) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person’s ownership of securities of the Funds that invest in the Portfolio with respect to which such person has or shares management responsibility.

AllianceBernstein LP (“Alliance”). Alliance was formed in August of 1999. Alliance Capital Management Corporation is the general partner of Alliance, and Alliance Capital Management Holding L.P. and AXA Financial Inc. own approximately 30% and 50% of Alliance, respectively, as limited partners.

In December 2003, Alliance announced that it had reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of certain of its mutual funds. The Funds believe that none of the regulatory claims involved any activities related to the Large Value Portfolio.

Marilyn G. Fedak, John P. Mahedy, John D. Phillips, Jr., and Christopher Marx (the “Alliance Team”), senior members of the Bernstein US Value Investment Policy Group, are responsible for the day-to-day supervision of the Large Value Portfolio on behalf of Alliance.

As of December 31, 2007, Ms. Fedak managed assets for (i) 146 other registered investment companies having approximately $87.6 billion in total assets (with Alliance’s advisory fee being based on performance for three such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 134 other pooled investment vehicles having approximately $34.4 billion in total assets, and (iii) 45 thousand other accounts having approximately $182 billion in total assets (with Alliance’s advisory fee being based on performance for 103 of such accounts, which had approximately $17.4 billion in total assets).

As of December 31, 2007, Mr. Mahedy managed assets for (i) 144 other registered investment companies having approximately $86.6 billion in total assets (with Alliance’s advisory fee being based on performance for three such registered investment companies, which had approximately $12.3 billion in total assets), (ii) 138 other pooled investment vehicles having approximately $34.2 billion in total assets, and (iii) 45 thousand other accounts having approximately $179 billion in total assets (with Alliance’s advisory fee being based on performance for 99 of such accounts, which had approximately $16.8 billion in total assets).

As of December 31, 2007, Mr. Phillips and Mr. Marx each managed assets for (i) 30 other registered investment companies having approximately $31.4 billion in total assets (with Alliance’s advisory fee being based on performance for one such registered investment company, which had approximately $6.7 billion in total assets), (ii) 19 other pooled investment vehicles having approximately $3.5 billion in total assets, and (iii) 44 thousand other accounts having approximately $53.7 billion in total assets (with Alliance’s advisory fee being based on performance for 12 of such accounts, which had approximately $2.5 billion in total assets).

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for AllianceBernstein’s clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

Fixed base salary — This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus — AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”) — AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

As of December 31, 2007, no member of the Alliance Team beneficially owned securities in any of the Funds that invest in the Large Value Portfolio.

Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by ten principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics.

Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Gina Marie N. Moore, and R. Brian Wenzinger (the “AJO Team”) are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of AJO.

As of December 31, 2007, each member of the AJO Team managed assets for (i) 15 other registered investment companies having approximately $4.5 billion in total assets (with AJO’s advisory fee being based on performance for two of such registered investment companies, which had approximately $113 million in total assets), (ii) 23 other pooled investment vehicles having approximately $4.8 billion in total assets (with AJO’s advisory fee being based on performance for six of such pooled investment vehicles, which had approximately $477 million in total assets), and (iii) 106 other accounts having approximately $17.8 billion in total assets (with AJO’s advisory fee being based on performance for 48 of such accounts, which had approximately $5.4 billion in total assets).

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance nor to the value of the assets held in particular funds, or even firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently we have no deferred compensation arrangements.

As of December 31, 2007, no member of the AJO Team beneficially owned securities in any of the Funds that invest in the Large Core Portfolio.

BlackRock Financial Management, Inc. (“BlackRock”) BlackRock, a Delaware corporation, is a wholly-owned indirect subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.

Scott Amero, Matthew Marra and Andrew Phillips are responsible for the day-to-day supervision of the Core Bond Portfolio on behalf of BlackRock.

As of December 31, 2007, Mr. Amero managed assets for (i) 46 other registered investment companies having approximately $36.8 billion in total assets, (ii) 41 other pooled investment vehicles having approximately $10.3 billion in total assets (with BlackRock’s advisory fee being based on performance for 4 of such pooled investment vehicles, which had approximately $1.6 billion in total assets), and (iii) 258 other accounts having approximately $86.1 billion in total assets (with BlackRock’s advisory fee being based on performance for 17 of such accounts, which had approximately $6.1 billion in total assets).

As of December 31, 2007, Mr. Marra managed assets for (i) 24 other registered investment companies having approximately $21.7 billion in total assets, (ii) 20 other pooled investment vehicles having approximately $7.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and (iii) 284 other accounts having approximately $104.1 billion in total assets (with BlackRock’s advisory fee being based on performance for 13 of such accounts, which had approximately $6.4 billion in total assets).

As of December 31, 2007, Mr. Phillips managed assets for (i) 31 other registered investment companies having approximately $25.7 billion in total assets, (ii) 22 other pooled investment vehicles having approximately $8.0 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $1.7 billion in total assets), and (iii) 294 other accounts having approximately $121.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 16 of such accounts, which had approximately $6.8 billion in total assets).

Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Portfolio on behalf of BlackRock.

As of December 31, 2007, Mr. Spodek managed assets for (i) 12 other registered investment companies having approximately $4.4 billion in total assets, (ii) 15 other pooled investment vehicles having approximately $7.0 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $2.5 billion in total assets), and (iii) 234 other accounts having approximately $89.7 billion in total assets (with BlackRock’s advisory fee being based on performance for 20 of such accounts, which had approximately $7.4 billion in total assets).

As of December 31, 2007, Mr. Weinstein managed assets for (i) 16 other registered investment companies having approximately $14.1 billion in total assets, (ii) 13 other pooled investment vehicles having approximately $4.4 billion in total assets (with BlackRock’s advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $131 million in total assets), and (iii) 181 other accounts having approximately $67.3 billion in total assets (with BlackRock’s advisory fee being based on performance for 8 of such accounts, which had approximately $5.0 billion in total assets).

Fred Herrmann and David Byrket are responsible for the day-to-day supervision of the Large Core Portfolio on behalf of BlackRock.

As of December 31, 2007, Messrs. Herrmann and Byrket managed assets for (i) 4 other registered investment companies having approximately $2.2 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $179 million in total assets, and (iii) 13 other accounts having approximately $2.4 billion in total assets (with BlackRock’s advisory fee being based on performance for 2 of such accounts, which had approximately $1.1 billion in total assets).

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock (“LTIP awards”). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock (“LTIP II awards”). Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers including Messrs. Amero, Marra, Phillips and Spodek was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each senior manager, is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards — Prior to mandatorily deferring a portion of a portfolio manager’s annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra, Phillips and Spodek have been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Amero, Marra and Phillips the relevant benchmark is the Lehman Brothers Aggregate Index. With respect to Messrs. Spodek and Weinstein the relevant benchmark is the Lehman Brothers Global Real U.S. TIPS Index.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is measured on both a pre-tax and after-tax basis over various periods including 1, 3, 5 and 10 year periods, as applicable. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

As of December 31, 2007, Messrs. Amero, Marra and Phillips did not beneficially own securities in any of the Funds that invest in the Core Bond Portfolio. As of December 31, 2007, neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Portfolio. As of December 31, 2007, neither Mr. Herrmann nor Mr. Byrket beneficially owned securities in any of the Funds that invest in the Large Core Portfolio.

Columbus Circle Investors (“CCI”). CCI, a Delaware General Partnership, was established in 1975 as in-house managers for Gulf & Western Industries (now part of Viacom, Inc.) and has been a registered investment adviser since 1994.

Clifford Fox and Michael Iacono are responsible for the day-to-day supervision of the Mid Growth Portfolio on behalf of CCI.

As of December 31, 2007, Mr. Fox managed assets for (i) 3 other registered investment companies having approximately $505.1 million in total assets, (ii) 5 other pooled investment vehicles having approximately $298.7 million in total assets, and (iii) 97 other accounts having approximately $1,469.3 million in total assets. As of December 31, 2007, Mr. Iacono managed assets for (i) 2 other registered investment companies having approximately $387.3 million in total assets, (ii) 2 other pooled investment vehicles having approximately $211.7 million in total assets, and (iii) 36 other accounts having approximately $1,041.6 million in total assets. CCI’s advisory fee was not based on the performance of such registered investment companies, pooled investment vehicles or other accounts.

Mr. Fox’s and Mr. Iacono’s compensation consists of base salary plus each manager’s partnership share of overall firm profits. Mr. Fox and Mr. Iacono also receive a company match on amounts contributed to the company 401(k) plan.

As of December 31, 2007, neither Mr. Fox nor Mr. Iacono beneficially owned securities in any of the Funds that invest in the Mid Growth Portfolio.

Cramer, Rosenthal, McGlynn, LLC (“CRM”). CRM was founded in 1973 and is minority owned by Wilmington Trust.

Jay B. Abramson and Robert L. Rewey, III are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of CRM.

As of December 31, 2007, Mr. Abramson managed assets for (i) 5 other registered investment companies having approximately $5.3 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $135 million in total assets (with CRM’s advisory fees being based on performance for all of such investment vehicles), and (iii) 131 other accounts having approximately $4.7 billion in total assets (with CRM’s advisory fees being based on performance for one of such accounts, which had approximately $52 million in total assets).

As of December 31, 2007, Mr. Rewey managed assets for (i) 4 other registered investment companies having approximately $5.2 billion in total assets, (ii) no other pooled investment vehicles, and (iii) 126 other accounts having approximately $4.6 billion in total assets (with CRM’s advisory fee being based on performance for one of such accounts, which had approximately $52 million in total assets).

Mr. Abramson and Mr. Rewey are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM’s mid-cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid-cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

The compensation package for these portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to CRM’s success. A 401(k) plan is also offered with a company matching component.

The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

The benchmark used to determine the bonuses of Mr. Abramson and Mr. Rewey is the Russell Midcap Value Index.

Bonuses vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s bonus is based upon relative performance of their assigned portfolios compared to a peer group and benchmark, and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

The long-term incentive plan provides an opportunity for experienced portfolio managers and other key contributors to CRM to be rewarded in the future depending on the achievement of financial goals and value creation. The plan, which is comprised of a profit-sharing component and option program, was created as a means of more closely aligning the interests of CRM professionals with that of the firm. The size of actual awards varies. The profit-sharing plan is based on the income of the firm. Option awards are comprised of member options in CRM. The value of the stock options is dependent upon CRM’s underlying valuation, as well as the exercise price. Options generally vest over a three-year period.

As of December 31, 2007, Mr. Abramson beneficially owned over $1 million in shares of securities in the Funds that invest in the Mid Value Portfolio and Mr. Rewey beneficially owned between $100,001 and $500,000 in shares of securities in the Funds that invest in the Mid Value Portfolio.

Eaton Vance Management. Eaton Vance Management was organized as a Massachusetts business trust in 1990 and is a wholly owned subsidiary of Eaton Vance Corp.

Linda Carter and Michael W. Weilheimer are responsible for the day-to-day supervision of the High Yield Bond Portfolio on behalf of Eaton Vance Management.

As of December 31, 2007, Ms. Carter managed assets for (i) no other registered investment companies, (ii) 2 other pooled investment vehicles having approximately $87.7 million in total assets, and (iii) 9 other accounts having approximately $937.9 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such other accounts.

As of December 31, 2007, Mr. Weilheimer managed assets for (i) 7 other registered investment companies having approximately $6.1 billion in total assets, (ii) 4 other pooled investment vehicles having approximately $330.0 million in total assets (with Eaton Vance Management’s advisory fee being based on performance for two of such pooled investment vehicles which had approximately $242.3 million in total assets), and (iii) 9 other accounts having approximately $937.9 million in total assets. Eaton Vance Management’s advisory fee was not based on the performance for such registered investment companies or such other accounts.

Compensation of Eaton Vance Management portfolio managers, including Ms. Carter and Mr. Weilheimer, and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase non-voting common stock of Eaton Vance Management’s corporate parent, Eaton Vance Corp., and/or restricted shares of Eaton Vance Corp.’s non-voting common stock. Eaton Vance Management investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Eaton Vance Management employees.

Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of Eaton Vance Corp.

Eaton Vance Management compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts as opposed to peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a Fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance Management’s management not to provide a fair comparison, performance may be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance Management seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Eaton Vance Management and its parent company. Eaton Vance Management’s overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of Eaton Vance Management portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

As of December 31, 2007, neither Ms. Carter nor Mr. Weilheimer beneficially owned securities in any of the Funds that invest in the High Yield Bond Portfolio.

Goldman Sachs Asset Management, L.P. (“GSAM®”). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.

Robert C. Jones, Mark Carhart, Melissa Brown and Andrew Alford are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of GSAM.

As of December 31, 2007, Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford each managed assets for (i) 66 other registered investment companies having approximately $26.1 billion in total assets, (ii) 37 other pooled investment vehicles having approximately $19.6 billion in total assets, and (iii) 705 other accounts having approximately $80.0 billion in total assets (with GSAM’s advisory fee being based on performance for 38 of such accounts, which had approximately $10.5 billion in total assets).

The compensation packages for Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance, his or her contribution to the overall performance of certain strategies and annual revenues in the investment strategy which in part is derived from advisory fees and, for certain accounts, performance based fees.

The performance bonuses for Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford are significantly influenced by the following criteria: (1) whether the teams’ pre-tax performance exceeded performance benchmarks over one-, three-, and five-year periods, (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition, the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or more narrow indices which will vary based on client expectations.

GSAM’s decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers, including Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford, in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Mr. Carhart, Mr. Jones, Ms. Brown and Mr. Alford may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers also may participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

As of December 31, 2007, neither Mr. Carhart, Mr. Jones, Ms. Brown nor Mr. Alford beneficially owned securities in any of the Funds that invest in the Balanced Portfolio. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”). Hotchkis Capital Management, LLC was formed in 1980 and is independently owned.

Patricia McKenna, Sheldon Lieberman, George Davis, Stan Majcher, and David Green (the “Hotchkis Team”) are the five individuals who have the most significant responsibility for the day-to-day supervision of the Value Portfolio on behalf of Hotchkis.

As of December 31, 2007, each member of the Hotchkis Team managed assets for (i) 16 other registered investment companies having approximately $13.9 billion in total assets (with Hotchkis’ advisory fee being based on performance for one of such registered investment companies, which had approximately $2.4 billion in total assets), (ii) 3 other pooled investment vehicles having approximately $475.9 million in total assets (with Hotchkis’ advisory fee being based on performance for one pooled investment vehicle, which had approximately $177.3 million in total assets), and (iii) 141 other accounts having approximately $13.1 billion in total assets (with Hotchkis’ advisory fee being based on performance for seven of such accounts, which had approximately $1.1 billion in total assets).

Hotchkis investment professionals, including the members of the Hotchkis Team, receive a base salary and are eligible for an annual bonus. Some Hotchkis Team members also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.

Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Value Portfolio or separate accounts, of specific industries within the Value Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis’ overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis’ Executive Committee and Hotchkis’ Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis’ bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

Each member of the Hotchkis Team owns equity in Hotchkis.

As of December 31, 2007, no member of the Hotchkis Team beneficially owned securities in any of the Funds that invest in the Value Portfolio.

INVESCO Institutional (N.A.), Inc. (“INVESCO”). INVESCO was formed in 1971 and has been a registered investment adviser since 1971. INVESCO is wholly owned by Invesco Ltd.

Jeremy Lefkowitz, Dan Kostyk, Glen Murphy, Anthony Munchak, and Francis Orlando (the “INVESCO Team”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of INVESCO.

As of December 31, 2007, Mr. Lefkowitz managed assets for (i) 11 other registered investment companies, having approximately $1.8 billion in total assets (INVESCO’s advisory fee being based on performance of one such registered investment company, which had approximately $450.2 million in total assets), (ii) 21 other pooled investment vehicles having approximately $2.8 billion in total assets (with INVESCO’s advisory fee being based on performance of two such pooled investment vehicles, having approximately $392.6 million in total assets and a portion of another such pooled investment vehicle), and (iii) 104 other accounts having approximately $13.6 billion in total assets (with INVESCO’s advisory fee being based on performance for 22 of such accounts, which had approximately $3.5 billion in total assets).

As of December 31, 2007, Messrs. Kostyk, Murphy, Munchak, and Orlando each managed assets for (i) 7 other registered investment companies having approximately $1.1 billion in total assets, (ii) 6 other pooled investment vehicles having approximately $728.1 million in total assets, and (iii) 38 other accounts having approximately $3.6 billion in total assets (with INVESCO’s advisory fee being based on performance for 7 of such accounts, which had approximately $689.5 million in total assets).

INVESCO Team members receive a base salary based upon an individual’s experience and responsibilities through the use of independent compensation surveys of the investment management industry. INVESCO Team members may also receive an incentive annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager’s base salary. In addition, INVESCO Team members may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent. INVESCO Team members are also provided life insurance coverage in the form of a group variable universal life insurance policy and are eligible to participate in a non-qualified deferred compensation plan. INVESCO Team members may also participate in benefit plans and programs available generally to employees.

The compensation of INVESCO Team members is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

As of December 31, 2007, no member of the INVESCO Team beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

LSV Asset Management (“LSV”). LSV was formed in 1994 and is owned by eighteen equity partners, sixteen of whom are actively involved in the business. The employees of LSV own a majority of the firm’s equity.

Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA (the “LSV Team”) are responsible for the day-to-day supervision of the Mid Value Portfolio and the International Equity Portfolio on behalf of LSV.

As of December 31, 2007, each member of the LSV Team managed assets for (i) 27 other registered investment companies having approximately $8.0 billion in total assets, (ii) 31 other pooled investment vehicles having approximately $12.1 billion in total assets, and (iii) 514 other accounts having approximately $51.0 billion in total assets (with LSV’s advisory fee being based on the performance of 25 of such accounts, which had approximately $3.9 billion in total assets).

The compensation of each LSV Team member consists of a salary and a discretionary bonus, which is based on the profitability of LSV and each individual’s performance. Individual performance is subjective and may be based on a number of factors, including an individual’s leadership and contribution to strategic planning. Each LSV Team member also is a partner in LSV and, as such, receives a portion of the overall profit of LSV as part of his ownership interest.

As of December 31, 2007, no LSV Team member beneficially owned securities in any of the Funds that invest in Mid Value Portfolio or the International Equity Portfolio.

Marsico Capital Management, LLC (“Marsico”). Marsico was organized in September 1997.

Thomas F. Marsico is responsible for the day-to-day management of the Large Growth Portfolio on behalf of Marsico.

As of December 31, 2007, Mr. Marsico managed assets for (i) 40 other registered investment companies having approximately $41.3 billion in total assets, (ii) 15 other pooled investment vehicles having approximately $2.9 billion in total assets, and (iii) 169 other accounts having approximately $29.1 billion in total assets. Marsico’s advisory fee was not based on the performance of any such registered investment companies, pooled investment vehicles, or other accounts.

Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually) and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. Mr. Marsico’s compensation is dependent upon, among other factors, the overall performance of all accounts for which he provides investment advisory services. Mr. Marsico does not receive special consideration based on the performance of particular accounts. Exceptional individual efforts by portfolio managers at Marsico are rewarded through greater participation in the firm’s bonus pool. Mr. Marsico’s compensation comes solely from Marsico. Although Marsico may compare account performance with relevant benchmark indices, Mr. Marsico’s compensation is not directly tied to achieving any pre-determined or specified level of performance.

In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate each portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s investment team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

As of December 31, 2007, Mr. Marsico did not beneficially own securities in any of the Funds that invest in the Large Growth Portfolio.

Mazama Capital Management, Inc. (“Mazama”). Mazama was founded and became a registered investment adviser in 1997.

Ronald A. Sauer, Gretchen Novak, and Joel Rubenstein are the three individuals who have the most significant responsibility for the day-to-day supervision of the Small Core Portfolio on behalf of Mazama.

As of December 31, 2007, each member of the Mazama Team managed assets for (i) 10 other registered investment companies with approximately $1.20 billion in assets, (ii) one pooled investment vehicle with approximately $4.9 million in assets, and (iii) 75 other accounts having approximately $5.48 billion in assets (with Mazama’s advisory fee being based on performance for 2 of such accounts, which had approximately $171 million in total assets).

Mazama’s compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of Mazama’s portfolio management team aligned with those of Mazama’s clients. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Each Portfolio Manager receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on i) the portfolio management fees received by Mazama for all accounts under management; and ii) achieving specific annual excess return targets. The investment team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the fund managed by Mazama (i.e. Russell 2000 Growth Index, Russell 2500 Growth Index Russell Mid Cap Growth or Russell 3000 Growth Index).

Equity based incentives have been a significant part of Mazama’s compensation plan since the firm’s inception. In total, Mazama’s Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

As of December 31, 2007, no member of the Mazama Team beneficially owned securities in any of the Funds that invest in the Small Core Portfolio.

Merganser Capital Management Limited Partnership (“Merganser”). Merganser was formed in 2000, as the successor to the business of an investment adviser formed in 1984, and is owned by certain of its employees.

Douglas A. Kelly and Peter S. Kaplan are responsible for the day-to-day supervision of the High Quality Bond Portfolio on behalf of Merganser.

As of December 31, 2007, Mr. Kelly and Mr. Kaplan each managed assets for (i) 2 other pooled investment vehicles having approximately $202 million in total assets, and (ii) 44 other accounts having approximately $3.7 billion in total assets. Merganser’s advisory fee was not based on the performance of any of such pooled, investment vehicles or other accounts.

The compensation of Mr. Kelly and Mr. Kaplan consists of salary and bonus. Each manager’s salary is determined by his overall job performance and value to Merganser and bonus is based on a formula that is the same for all non-marketing employees of Merganser. This formula is based on salary level and Merganser’s change in revenue from year to year. No portion of either manager’s compensation is based in any way on the assets of the High Quality Bond Portfolio or its performance. Each manager also enjoys financial benefits from his equity position in the firm.

As of December 31, 2007, neither Mr. Kelly nor Mr. Kaplan beneficially owned any securities in any of the Funds that invest in the High Quality Bond Portfolio.

Mesirow Financial Management, Inc. (“Mesirow Financial”). Mesirow Financial was established in 1974, and is a majority employee-owned indirect subsidiary of Mesirow Financial Holdings, Inc., a diversified financial services firm.

Michael A. Crowe and Rosa Welton are responsible for the day-to-day supervision of the Small Value Portfolio on behalf of Mesirow Financial.

As of December 31, 2007, each member of the Mesirow Financial team managed assets for (i) 2 other pooled investment vehicles having approximately $88.5 million in total assets, and (ii) 33 other accounts having approximately $868.1 million in total assets. As of December 31, 2007, no member of the Mesirow Financial team managed assets for other registered investment companies.

Portfolio manager compensation generally consists of a base salary, bonus, retirement plan, and the opportunity to purchase Mesirow Financial stock. The bonus is based on a number of objective and subjective factors, including portfolio performance, assets under management, new business development, client satisfaction, research contribution, and profitability of Mesirow Financial. Portfolio performance is measured against the Russell 2000 Value Index. Due to the team-based investment process, the weighting given to portfolio performance is equal for all team members.

As of December 31, 2007, neither Mr. Crowe nor Ms. Welton owned securities in any of the Funds that invest in the Small Value Portfolio.

OFI Institutional Asset Management, Inc. (“OFII”) is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.

David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Portfolio and the Small Value Portfolio on behalf of OFII.

As of December 31, 2007, the Portfolio Manager managed assets for (i) two other registered investment companies having approximately $1.23 billion in total assets (with none of OFII’s advisory fees being based on performance for such registered investment companies), (ii) nine other pooled investment vehicles having approximately $203 million in total assets (with OFII’s advisory fee being based on performance for one of such pooled investment vehicles, which had approximately $59 million in total assets), and (iii) 55 other accounts having approximately $1.72 billion in total assets (with OFII’s advisory fee being based on performance for 4 of such accounts, which had approximately $88 million in total assets).

The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Portfolio’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFII have the same management fee. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the Portfolio, OFII could have an incentive to favor the other fund or account. However, OFII’s compliance procedures and Code of Ethics recognize its fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Portfolio, or he may manage funds or accounts with different investment objectives and strategies.

Under OFII’s compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of OFII. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. OFII’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII’s holding company parent. Senior portfolio managers may also be eligible to participate in OFII’s deferred compensation plan.

To help OFII attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Portfolio’s portfolio assets, although the Portfolio’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

As of December 31, 2007, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Portfolio or the Small Value Portfolio.

Perimeter Capital Partners LLC (“Perimeter”). Perimeter, a registered investment adviser, was founded in 2006.

Mark D. Garfinkel, CFA, and James N. Behre are responsible for the day-to-day supervision of the Small Growth Portfolio on behalf of Perimeter.

As of December 31, 2007, Mr. Garfinkel and Mr. Behre managed assets for (i) 2 other pooled investment vehicles having approximately $95 million in total assets, and (ii) 11 other accounts having approximately $409 million in total assets. Perimeter’s advisory fee was not based on performance for such pooled investment vehicles or other accounts.

Perimeter offers all employees salaries that are competitive with industry norms. All full-time employees, including portfolio managers, are provided a benefits package on substantially similar terms. Additionally, Perimeter has instituted a bonus pool, which will further compensate investment management employees based on assets under management, performance, client retention, and contribution to the team. Mr. Garfinkel and

Mr. Behre earn cash compensation in the form of a base salary, which currently comprises the largest percentage of the portfolio manager’s compensation. Neither the portfolio manager nor any member of the investment team receives direct compensation from the fund or account under management. Every member of the investment team has equity ownership in the firm, and the preponderance of their compensation will be driven by this factor.

As of December 31, 2007, neither Mr. Garfinkel nor Mr. Behre beneficially owned securities in any of the Funds that invest in the Small Growth Portfolio.

RiverSource Investments LLC (“RiverSource”). RiverSource has been a registered investment adviser since December 1985, and is a wholly-owned subsidiary of Ameriprise Financial, Inc.

Warren Spitz, Steven Schroll, Laton Spahr, and Paul Stocking are responsible for the day-to-day supervision of the Mid Value Portfolio on behalf of RiverSource.

As of December 31, 2007, each member of the RiverSource team managed assets for (i) 11 other registered investment companies having approximately $18.7 billion in total assets (with RiverSource’s advisory fee being based on performance for 8 of such other registered investment companies, which had approximately $18.3 million in total assets), (ii) one other pooled investment vehicle having approximately $15 million in total assets (Riversource’s advisory fee was not based on the performance of any such pooled investment vehicle), and (iii) 4 other accounts having approximately $413 million in total assets (Riversource’s advisory fee was not based on the performance of any such other accounts).

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Portfolio, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) pre-tax performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts.

Senior management of RiverSource has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the fees charged on their hedge fund investments. RiverSource portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource employees. Depending upon their job level, RiverSource portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource employees at the same job level.

As of December 31, 2007, none of Messrs. Spitz, Schroll, Spahr, or Stocking beneficially owned securities in any of the Funds that invest in the Mid Value Portfolio.

RS Investment Management Co. LLC (“RS”). RS is a Delaware limited liability company, and it or its investment affiliates have been managing mutual fund investments since 1987. Guardian Investor Services LLC owns a majority of the outstanding interests in RS. D. Scott Tracy and William Wolfenden are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of RS.

As of December 31, 2007, Mr. Wolfenden managed assets for (i) 8 other registered investment companies having approximately $482 million in total assets, and (ii) 2 other accounts having approximately $61 million in total assets. RS’s advisory fee was not based on performance for such registered investment companies or other accounts.

As of December 31, 2007, Mr. Tracy managed assets for (i) 10 other registered investment companies having approximately $1.2 billion in total assets, and (ii) 6 other accounts having approximately $147 million in total assets. RS’s advisory fee was not based on performance for such registered investment companies or other accounts.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. Each of the portfolio managers is part of the Core Equity Group, the Growth Group, or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth, and Manind Govil for Core Equity), determine all salaries and bonuses for their respective Groups for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Growth Group of which Messrs. Tracy and Wolfenden are a part are based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

As of December 31, 2007, neither Mr. Tracy nor Mr. Wolfenden beneficially owned securities in Funds that invest in the Small Core Portfolio.

TCW Investment Management Company (“TCW”). TCW was formed in 1971.

Diane E. Jaffee is responsible for the day-to-day supervision of the Large Value Portfolio on behalf of TCW.

As of December 31, 2007, Ms. Jaffee managed assets for (i) 8 other registered investment companies having approximately $5.06 billion in total assets, (ii) 14 other pooled investment vehicles having approximately $3.63 billion in total assets (with TCW’s advisory fee being based on performance for 9 of such pooled investment vehicles, which had approximately $3.26 billion in total assets), and (iii) 109 other accounts having approximately $8.98 billion in total assets (with TCW’s advisory fee being based on performance for one of such accounts which had approximately $628.4 million in total assets).

The overall objective of the compensation program for portfolio managers is for TCW to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and TCW and its affiliates within The TCW Group (referred to in hereinafter in this section as “TCW”). Portfolio managers, including Ms. Jaffee, are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in TCW’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.  Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Large Value Portfolio is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Large Value Portfolio managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts.

Certain accounts of TCW (but not the Large Value Portfolio) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha strategies,” performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies or (b) strategies that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. All portfolio managers, including Ms. Jaffee, participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 and 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles. Portfolio managers, including Ms. Jaffee, may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.

The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, as of December 31, 2007, Ms. Jaffee did not beneficially own securities in any of the Funds that invest in the Large Value Portfolio.

Turner Investment Partners, Inc. (“Turner”). Turner was founded in 1990 and has been a registered investment adviser since 1990.

Robert E. Turner, Mark D. Turner, Robb J. Parlanti and Heather F. McMeekin (the “Turner Team”) are responsible for the day-to-day supervision of the Growth Portfolio on behalf of Turner.

As of December 31, 2007, Robert Turner managed assets for (i) 17 other registered investment companies having approximately $3.0 billion in total assets (with Turner’s advisory fee being based on performance for two such registered investment companies, which had approximately $1.2 billion in total assets), (ii) 36 other pooled investment vehicles having approximately $1.4 billion in total assets, and (iii) 98 other accounts having approximately $12.0 billion in total assets (with Turner’s advisory fee being based on performance for three such accounts, which had approximately $677 million in total assets).

As of December 31, 2007, Mark D. Turner managed assets for (i) 15 other registered investment companies having approximately $2.9 billion in total assets (with Turner’s advisory fee being based on the performance of one such registered investment company having approximately $1.2 billion in total assets), (ii) 31 other pooled investment vehicles having approximately $1.3 billion in total assets (Turner’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 93 other accounts having approximately $10.2 billion in total assets (with Turner’s advisory fee being based on performance for three such accounts, which had approximately $677 million in total assets).

As of December 31, 2007, Robb J. Parlanti managed assets for (i) 13 other registered investment companies having approximately $1.7 billion in total assets (Turner’s advisory fee was not based on the performance of any such registered investment companies), (ii) 28 other pooled investment vehicles having approximately $1.3 billion in total assets (Turner’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 89 other accounts having approximately $10.1 billion in total assets (with Turner’s advisory fee being based on the performance of two such accounts, which had approximately $642 million in total assets).

As of December 31, 2007, Heather F. McMeekin managed assets for (i) 5 other registered investment companies having approximately $812 million in total assets, (ii) 17 other pooled investment vehicles having approximately $386 million in total assets, and (iii) 28 other accounts having approximately $1.6 billion in total assets.

Each Turner Team member receives a base salary commensurate with his or her level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each individual is eligible for equity awards. Turner believes that this compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner’s Chief Investment Officer, Robert E. Turner is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professional’s compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2007, no Turner Team Member beneficially owned securities in any of the Funds that invest in the Growth Portfolio.

Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Stephen T. O’Brien, Timothy J. McCormack, and Shaun F. Pedersen (each, an “Investment Professional”) are responsible for the day-to-day supervision of the Small Core Portfolio on behalf of Wellington Management.

As of December 31, 2007, Messrs. O’Brien and McCormack each managed assets for (i) 7 other registered investment companies having approximately $741 million in total assets (Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 3 other pooled investment vehicles having approximately $187 million in total assets (Wellington’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 17 other accounts having approximately $1.04 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $44 million in total assets).

As of December 31, 2007, Mr. Pedersen managed assets for (i) 8 other registered investment companies having approximately $763 million in total assets (Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 5 other pooled investment vehicles having approximately $333 million in total assets (Wellington’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 17 other accounts having approximately $1.04 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $44 million in total assets).

Andrew S. Offit, Jean-Marc Berteaux and Matthew D. Hudson (each, an “Investment Professional”) are responsible for the day-to-day supervision of the International Equity Portfolio on behalf of Wellington Management.

As of December 31, 2007, Mr. Offit managed assets for (i) 14 other registered investment companies having approximately $6.10 billion in total assets (Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 16 other pooled investment vehicles having approximately $5.57 billion in total assets (Wellington’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $187 million in total assets).

As of December 31, 2007, Mr. Berteaux managed assets for (i) 13 other registered investment companies having approximately $5.14 billion in total assets (Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 14 other pooled investment vehicles having approximately $4.86 billion in total assets (Wellington’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $187 million in total assets).

As of December 31, 2007, Mr. Hudson managed assets for (i) 13 other registered investment companies having approximately $5.14 billion in total assets(Wellington’s advisory fee was not based on the performance of any such registered investment companies), (ii) 15 other pooled investment vehicles having approximately $5.57 billion in total assets (Wellington’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 21 other accounts having approximately $5.16 billion in total assets (with Wellington’s advisory fee being based on performance for one of such accounts, which had approximately $186.89 million in total assets).

Paul E. Marrkand (an “Investment Professional”) is responsible for the day-to-day supervision of the Large Growth Portfolio on behalf of Wellington Management.

As of December 31, 2007, Mr. Marrkand managed assets for (i) 2 other registered investment companies having approximately $3.82 billion in total assets (with Wellington Management’s advisory fee being based on performance for one of such registered investment companies, which had approximately $3.39 billion in total assets), and (ii) 3 other pooled investment vehicle having approximately $187.22 million in total assets (with none of Wellington Management’s advisory fees being based on performance of such pooled investment vehicles), and (iii) 3 other accounts having approximately $318.34 million in total assets (Wellington’s advisory fee was not based on the performance of any such other accounts).

The following information relates to the fiscal year ended December 31, 2007. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.

Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group over one and three year periods, with an emphasis on the three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.

The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Berteaux, O’Brien and Offit are partners of the firm.

As of December 31, 2007, no member of the Wellington Management Team overseeing the Large Growth Portfolio beneficially owned securities in any of the Funds that invest in the Large Growth Portfolio. As of December 31, 2007, no member of the Wellington Management Team overseeing the Small Core Portfolio beneficially owned securities in any of the Funds that invest in the Small Core Portfolio. As of December 31, 2007, no member of the Wellington Management Team overseeing the International Equity Portfolio beneficially owned securities in any of the Funds that invest in the International Equity Portfolio.

Western Asset Management Company (“WAMCO”). WAMCO was founded in 1971 and is a wholly-owned subsidiary of Legg Mason, Inc.

S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, and Carl L. Eichstaedt are responsible for the day-to-day supervision of the Balanced Portfolio and the Total Return Bond Portfolio on behalf of WAMCO.

As of December 31, 2007, Mr. Leech and Mr. Walsh each managed assets for (i) 114 other registered investment companies having approximately $121 billion in total assets (WAMCO’s advisory fee was not based on the performance of any such registered investment companies), (ii) 239 other pooled investment vehicles having approximately $212 billion in total assets (WAMCO’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 1069 other accounts having approximately $301 billion in total assets (with WAMCO’s advisory fee being based on performance for 95 of such accounts, which had approximately $32.7 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO’s portfolios, but are not solely responsible for particular portfolios.

As of December 31, 2007, Mr. Moody managed assets for (i) 3 other registered investment companies having approximately $821 million in total assets (WAMCO’s advisory fee was not based on the performance of any such registered investment companies), (ii) 1 other pooled investment vehicle having approximately $64.5 million in total assets (WAMCO’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 88 other accounts having approximately $17 billion in total assets (with WAMCO’s advisory fee being based on performance for eight of such accounts, which had approximately $3.1 billion in total assets).

As of December 31, 2007, Mr. Lindbloom managed assets for (i) 6 other registered investment companies having approximately $2.7 billion in total assets (WAMCO’s advisory fee was not based on the performance of any such registered investment companies), (ii) 3 other pooled investment vehicles having approximately $242 million in total assets (WAMCO’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 32 other accounts having approximately $8.2 billion in total assets (with WAMCO’s advisory fee being based on performance for four of such accounts, which had approximately $1.3 billion in total assets).

As of December 31, 2007, Mr. Eichstaedt managed assets for (i) 12 other registered investment companies having approximately $3.5 billion in total assets (WAMCO’s advisory fee was not based on the performance of any such registered investment companies), (ii) 6 other pooled investment vehicles having approximately $1.8 billion in total assets (WAMCO’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 88 other accounts having approximately $20.2 billion in total assets (with WAMCO’s advisory fee being based on performance for four of such accounts, which had approximately $1.3 billion in total assets).

At Western, one compensation methodology covers all products and functional areas. The Firm’s methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

As of December 31, 2007, none of Messrs. Leech, Walsh, Moody, Lindbloom, or Eichstaedt beneficially owned securities in any of the Funds that invest in the Balanced Portfolio or the Total Return Bond Portfolio.

Western Asset Management Company Limited (“WAML”). WAML has managed fixed income assets since 1984, and has been a registered investment adviser since that time. WAML is a wholly-owned subsidiary of Legg Mason, Inc.

WAML is responsible for providing advice regarding the management of foreign fixed income investments for the Balanced Portfolio and the Total Return Bond Portfolio. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the fixed income investments of the Balanced Portfolio and the Total Return Bond Portfolio.

As of December 31, 2007, Mr. Leech and Mr. Walsh each managed assets for (i) 114 other registered investment companies having approximately $121 billion in total assets (WAML’s advisory fee was not based on the performance of any such registered investment companies), (ii) 239 other pooled investment vehicles having approximately $212 billion in total assets (WAML’s advisory fee was not based on the performance of any such pooled investment vehicles), and (iii) 1069 other accounts having approximately $301 billion in total assets (with WAML’s advisory fee being based on performance for 95 of such accounts, which had approximately $32.7 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAML. Mr. Leech and Mr. Walsh are involved in the management of all of WAML’s portfolios, but are not solely responsible for particular portfolios.

At Western, one compensation methodology covers all products and functional areas. The Firm’s methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing. In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May.

As of December 31, 2007, Mr. Leech and Mr. Walsh did not beneficially own securities in any of the Funds that invest in the Balanced Portfolio or the Total Return Bond Portfolio.

S&P 500 Index Master Portfolio

As of January 31, 2008, the individuals named as portfolio managers in the Prospectus were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the S&P 500 Index Master Portfolio (the underlying portfolio in which the Investors Stock Index Fund and the Institutional Stock Index Fund invest), as indicated in the table below:

	Number of
	Other Accounts
Diane Hsiung*	Managed	Total Assets
Registered Investment Companies	137	$270,950,000,000

Other Pooled Investment Vehicles	1	$33,000,000

Other Accounts	5	$1,049,000,000

	Number of
	Other Accounts
Greg Savage*	Managed	Total Assets
Registered Investment Companies	137	$270,950,000

Other Pooled Investment Vehicles	1	$33,000,000

Other Accounts	6	$1,049,000,000

*	Ms Hsiung and Mr Savage were appointed as portfolio managers effective January 2008. BGI’s advisory fee was not based on performance of these registered investment companies, other pooled investment vehicles, or other accounts.

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Portfolio and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Portfolio, seeking such investment opportunity. As a consequence, from time to time the Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Portfolio, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

As of January 31, 2008, each portfolio manager receives a salary and is eligible to receive an annual bonus. Each portfolio manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager’s title, scope of responsibilities, experience and knowledge. Each portfolio manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager’s business unit, and an assessment of the portfolio manager’s individual performance. The portfolio manager’s salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which becomes payable three years after grant. One half of the mandatory deferral award is “notionally invested” in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays Bank PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of January 31, 2008, the Portfolio Managers beneficially owned shares of the S&P 500 Index Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

S&P 500 Index Master Portfolio

		$1 to	$10,001	$50,001	$100,001	$500,001	Over
	$0	$10k	to $50k	to $100k	to $500k	to $1m	$1m
Diane Hsiung	X

Greg Savage	X

Material Conflicts of Interest

Material conflicts of interest may arise when the individuals who have sole or shared day-to-day management responsibilities with respect to all or a portion of a Portfolio’s securities (“portfolio managers”) also have similar management responsibilities with respect to one or more other funds and/or accounts, as is the case for the portfolio managers listed above. These potential conflicts include:

Limited Time and Attention. The management of multiple funds and/or accounts may result in a portfolio manager’s devoting unequal time and attention to the management of each fund and/or account. As a result, the portfolio manager may not be able to develop as complete a strategy or identify equally attractive investment opportunities for each fund and/or account as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, that opportunity may be allocated among several funds and/or accounts. This could limit the ability of any single fund to take full advantage of an investment opportunity that might not be limited if the portfolio manager did not provide investment advice to multiple funds and/or accounts. Additionally, a portfolio manager may refrain from rendering advice or services concerning securities of companies as to which the portfolio manager or any affiliate, officer, director, or employee of the portfolio manager’s employer or one of its affiliates is a director or officer, or companies as to which any of the foregoing individuals has any substantial economic interest or possesses material non-public information.

Different Investment Strategies. If a portfolio manager determines that an investment opportunity may be appropriate for only some of the funds and/or accounts that he or she manages, or that certain of the funds and/or accounts should take different positions with respect to a particular security, the portfolio manager may place separate transactions for multiple funds and/or accounts. These transactions may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more of the funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If certain funds and/or accounts pay higher management fees or performance-based incentive fees, the portfolio manager might be motivated to favor such funds and/or accounts. The portfolio manager might also be motivated to favor certain funds and/or accounts in which he or she has a greater ownership interest or that are more likely to enhance the portfolio manager’s performance record or otherwise benefit the portfolio manager.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services, which may result in the payment of higher brokerage fees than might have otherwise been available. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages, since the research and other services provided by brokers and dealers may be more beneficial to some funds and/or accounts than to others.

TAM, the Subadvisers and the Funds have adopted policies and procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such policies and procedures will be able to detect and/or prevent each and every situation in which an actual or potential conflict may arise.

Advisory Fees

The Advisers’ fees with respect to each Fund are described in the Prospectuses. Each of the Subadvisers is entitled to receive a fee from TAM at an annual percentage of each Fund’s average daily net assets. Prior to November 1, 2007, Diversified Investment Advisors, Inc (“Diversified”), an affiliate of TAM, served as the investment adviser to the Funds and Portfolios.

Amounts paid for advisory fees prior to November 1, 2007 were paid to Diversified.

For the fiscal year ended December 31, 2005, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Funds and Portfolios:

Portfolio/Fund	Earned		Waived
Money Market	$2,027,410		$—

High Quality Bond	2,612,994		—

Inflation-Protected Securities	889,104		—

Core Bond	6,471,281		—

Total Return Bond	136,040		56,316

High Yield Bond	2,087,039		—

Balanced	1,844,123		171,455

Large Value (formerly, Value & Income)	12,888,475		—

Value	43,962		43,962

Stock Index	2,306,400	*	394,882	*

Large Core (formerly, Growth & Income)	6,698,192		—

Large Growth (formerly, Equity Growth)	14,762,028		—

Growth (formerly, Aggressive Equity)	2,876,807		52,451

Mid Value	3,423,757		79,662

Mid Growth	1,668,902		34,193

Small Value	1,588,559		59,862

Small Core (formerly, Special Equity)	9,871,350		332

Small Growth	1,012,859		89,438

International Equity	11,275,694		921

Short Horizon Asset Allocation Fund	331,485		—

Short/Intermediate Horizon Asset Allocation Fund	310,278		—

Intermediate Horizon Asset Allocation Fund	1,199,521		—

Intermediate/Long Horizon Asset Allocation Fund	1,236,438		—

Long Horizon Asset Allocation Fund	742,568		—

Institutional Short Horizon Asset Allocation Fund	43,813		—

Institutional Short/Intermediate Horizon Asset Allocation Fund	35,744		—

Institutional Intermediate Horizon Asset Allocation Fund	322,403		—

Institutional Intermediate/Long Horizon Asset Allocation Fund	200,878		—

Institutional Long Horizon Asset Allocation Fund	127,844		—

*	Includes Administrative Service Fees.

For the fiscal year ended December 31, 2006, the Advisor earned and voluntarily waived advisory fees as indicated with respect to the following Funds and Portfolios:

Portfolio/Fund	Earned		Waived
Money Market	$2,202,129		$—

High Quality Bond	2,841,710		—

Inflation-Protected Securities	655,441		19,189

Core Bond	7,179,850		—

Total Return Bond	292,277		84,971

High Yield Bond	2,501,348		—

Balanced	1,750,841		111,017

Large Value (formerly, Value & Income)	14,430,364		—

Value	271,289		85,418

Stock Index	2,454,189	*	511,943	*

Large Core (formerly, Growth & Income)	6,951,959		—

Large Growth (formerly, Equity Growth)	15,649,351		—

Growth (formerly, Aggressive Equity)	2,893,873		46,094

Mid Value	5,255,372		64,153

Mid Growth	2,197,122		13,549

Small Value	1,958,558		45,617

Small Core (formerly, Special Equity)	10,061,755		—

Small Growth	1,316,369		208,084

International Equity	14,074,761		1,424

Short Horizon Asset Allocation Fund	210,308		—

Short/Intermediate Horizon Asset Allocation Fund	218,230		—

Intermediate Horizon Asset Allocation Fund	887,261		—

Intermediate/Long Horizon Asset Allocation Fund	865,217		—

Long Horizon Asset Allocation Fund	526,567		—

Institutional Short Horizon Asset Allocation Fund	77,566		—

Institutional Short/Intermediate Horizon Asset Allocation Fund	66,169		—

Institutional Intermediate Horizon Asset Allocation Fund	485,899		—

Institutional Intermediate/Long Horizon Asset Allocation Fund	388,426		—

Institutional Long Horizon Asset Allocation Fund	229,890		—

* Includes Administrative Service Fees.

For the fiscal year ended December 31, 2007, the Adviser earned and voluntarily waived advisory fees as indicated with respect to the following Funds and Portfolios:

Portfolio/Fund	Earned		Waived
Money Market	$2,470,667		$—

High Quality Bond	2,964,178		—

Inflation-Protected Securities	504,521		28,288

Core Bond	7,565,607		—

Total Return Bond	979,640		37,347

High Yield Bond	2,991,943		—

Balanced	1,652,426		76,387

Large Value (formerly, Value & Income)	15,877,576		935

Value	739,305		20,757

Stock Index	2,930,272	*	636,208	*

Large Core (formerly, Growth & Income)	6,367,153		2,107

Large Growth (formerly, Equity Growth)	15,336,383		1,414

Growth (formerly, Aggressive Equity)	2,956,916		41,955

Mid Value	7,044,321		18,406

Mid Growth	2,249,015		4,698

Small Value	1,787,887		33,735

Small Core (formerly, Special Equity)	9,060,023		2,600

Small Growth	1,467,190		39,650

International Equity	17,026,492		1,288

Short Horizon Asset Allocation Fund	154,343		—

Short/Intermediate Horizon Asset Allocation Fund	165,903		—

Intermediate Horizon Asset Allocation Fund	681,651		—

Intermediate/Long Horizon Asset Allocation Fund	665,762		—

Long Horizon Asset Allocation Fund	419,349		—

Institutional Short Horizon Asset Allocation Fund	96,753		—

Institutional Short/Intermediate Horizon Asset Allocation Fund	91,875		—

Institutional Intermediate Horizon Asset Allocation Fund	641,867		—

Institutional Intermediate/Long Horizon Asset Allocation Fund	532,722		—

Institutional Long Horizon Asset Allocation Fund	309,292		—

* Includes Administrative Service Fees.

Administrator

The table below shows the total dollar amounts paid to the Administrator during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with each Trust for each Fund listed. Prior to November 1, 2007, Diversified, an affiliate of TFS, served as the administrator and transfer agent to the Funds. Amounts paid for administrative and transfer agency fees prior to November 1, 2007 were paid to Diversified.

	Year	Year	Year
	Ended	Ended	Ended
	12/31/07	12/31/06	12/31/05
Money Market	$1,133,245	$1,120,362	$1,182,341

High Quality Bond	869,575	916,424	926,519

Inflation-Protected Securities	173,196	257,246	338,396

Core Bond	2,238,668	2,397,401	2,357,695

Total Return Bond	316,641	109,497	13,833

High Yield Bond	649,140	597,677	543,496

Balanced	401,291	474,599	568,963

Large Value (formerly, Value & Income)	3,535,663	3,464,920	3,474,395

Value	216,866	99,797	9,062

Stock Index	2,441,540	2,103,596	2,042,364

Large Core (formerly, Growth & Income)	1,344,075	1,603,794	1,687,904

Large Growth (formerly, Equity Growth)	2,195,350	2,545,023	2,880,565

Growth (formerly, Aggressive Equity)	449,206	524,506	580,483

Mid Value	1,737,205	1,327,286	906,584

Mid Growth	388,385	395,004	330,688

Small Value	270,615	323,021	285,760

Small Core (formerly, Special Equity)	1,106,155	1,323,398	1,354,387

Small Growth	158,047	148,217	138,464

International Equity	2,134,031	1,925,482	1,736,360

The table below shows the total dollar amounts paid to the Administrator during each of the past three fiscal years under the Administrative Services and Transfer Agency Services Agreement with Transamerica Partners Institutional Trust for each Transamerica Partners Institutional Fund listed.

	Year	Year	Year
	Ended	Ended	Ended
	12/31/07	12/31/06	12/31/05
Institutional Money Market	$163,081	$102,188	$90,931

Institutional High Quality Bond	119,557	91,690	58,108

Institutional Inflation-Protected Securities	16,863	13,619	6,017

Institutional Core Bond	320,129	241,931	153,662

Institutional Total Return Bond	27,884	2,398	1

Institutional High Yield Bond	66,853	40,984	22,853

Institutional Balanced	44,394	31,981	10,926

Institutional Large Value(formerly, Value & Income)	524,910	375,303	212,078

Institutional Value	35,432	7,224	190

Institutional Stock Index	488,732	350,593	264,036

Institutional Large Core (formerly, Growth & Income)	121,614	97,859	53,164

Institutional Large Growth (formerly, Equity Growth)	442,208	387,141	267,213

Institutional Growth (formerly, Aggressive Equity)	47,971	35,075	18,221

Institutional Mid Value	141,889	84,896	44,034

Institutional Mid Growth	34,788	33,930	20,215

Institutional Small Value	21,408	20,886	11,883

Institutional Small Core (formerly, Special Equity)	156,588	125,927	64,713

Institutional Small Growth	16,075	12,487	7,004

Institutional International Equity	357,713	239,015	133,988

Transamerica Fund Services, Inc. provides administrative services to the Funds under the Administrative Services Agreements with Transamerica Partners Trust and Transamerica Partners Institutional Trust. For these services TFS receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of each Transamerica Partners Fund and 0.05% of the average daily net assets of each Transamerica Partners Institutional Fund. TFS acts as Administrator to the Asset Allocation Funds, the Stock Index Fund and the Portfolios and receives no additional compensation for providing such administrative services.

The administrative duties of TFS with respect to each Fund include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund’s officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund’s custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund’s custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each Fund; authorizing expenditures and approving bills for payment on behalf of each Fund; and providing executive, clerical and secretarial help needed to carry out its duties.

Each such agreement provides that TFS may render services to others as administrator. In addition, each agreement terminates automatically if it is assigned and may be terminated without penalty, in the case of Transamerica Partners Portfolios, by majority vote of the investors in Transamerica Partners Portfolios (with the vote of each being in proportion to its interest) or, in the case of a Trust, by majority vote of such Trust’s shareholders, or by either party on not more than 60 days’ nor less than 30 days’ written notice. Each agreement also provides that neither TFS nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with administrative services provided to any Fund or Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

Barclays Global Investors, N.A., located at 400 Howard Street, San Francisco, CA 94105, serves as the S&P 500 Index Master Portfolio’s administrator pursuant to an Administration Agreement with the Portfolio. Under the Administration Agreement, Barclays Global Investors provides general supervision of the operations of the Portfolio, other than the provision of investment advice. The administrative services provided to the Portfolio also include coordination of the other services provided to the Portfolio, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and interest holder reports and general supervision of data compilation in connection with preparing periodic reports to the Portfolio’s Board of Trustees and Officers. Barclays Global Investors has delegated certain of its administrative duties to State Street Bank & Trust Company. In addition, BGI has agreed to bear all costs of the Portfolio’s operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Portfolio such as advisory fees payable to BGFA. BGI is not entitled to compensation for providing administration services to the Portfolio for so long as BGI is entitled to compensation for providing administration services to a corresponding feeder fund that invests substantially all of its assets in the Portfolio, or either BGI or an affiliate receives advisory fees from the Portfolio.

Custodian and Transfer Agent

Pursuant to the Transfer Agency Services Agreements with the Trusts, Transamerica Fund Services, Inc. acts as transfer agent for each of the Funds (the “Transfer Agent”). The Transfer Agent maintains an account for each shareholder of a Fund, performs other transfer agency functions, and acts as dividend disbursing agent for each Fund. The Funds do not pay any additional compensation to TFS for transfer agency services.

Pursuant to Custodian Agreements, State Street Bank & Trust Company acts as the custodian of each Fund’s and Portfolio’s assets (the “Custodian”). The Custodian’s responsibilities include safeguarding and controlling the cash and securities of each Fund and Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on the investments of each Fund and Portfolio, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Fund and Portfolio. Securities held by the Funds or Portfolios may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of the applicable Trust or the Portfolio Trusts, as the case may be. The Custodian does not determine the investment policies of the Funds or Portfolios or decide which securities the Funds or Portfolios will buy or sell. A Fund or Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trusts and the Portfolio Trusts.

Miscellaneous

Additional Expenses of the Funds

In addition to amounts payable as described elsewhere in this Statement of Additional Information, each Fund is responsible for its own expenses, including the compensation of Trustees that are not affiliated with TAM, any government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense and insurance premiums. Each Fund is also responsible for its proportionate share of the expenses of the Fund’s corresponding Portfolio, if any.

Taxation

Taxation of the Funds and Portfolios

Federal Taxation of the Funds. Each Fund is treated as a separate entity for federal tax purposes. Each Fund has elected to be treated, and has qualified and intends to qualify each year, as a regulated investment company (a “RIC”) for federal income tax purposes by meeting all applicable requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a RIC and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, that Fund generally will not be subject to U.S. federal income tax on any income, including “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

For U.S. federal income tax purposes, each Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed to shareholders. The Funds may not carry forward any losses other than net capital losses.

If a Fund should fail to qualify as a RIC in any year or fail to distribute sufficient amounts of certain income, the Fund would incur a regular corporate federal income tax upon its taxable income (thereby reducing the return realized by Fund shareholders) and Fund distributions would constitute ordinary corporate dividends when issued to shareholders, taxable as appropriate based on the type of shareholder. The Asset Allocation Funds, as shareholders of the other Funds, would not necessarily incur any income tax liability on such distributions provided they continue to qualify as RICs and distribute substantially all of their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Code. The failure of the underlying Funds to maintain their status as RICs may adversely affect the ability of the Asset Allocation Funds to maintain their status as such, however.

Under interpretations of the Internal Revenue Service, the Portfolio Trusts believe that for purposes of determining whether a Fund qualifies as a RIC under Subchapter M of the Code, any Fund that invests in a Portfolio will be deemed to own a proportionate share of that Portfolio’s assets and will be deemed to be entitled to the portion of that Portfolio’s income attributable to that share. The Portfolio Trusts have advised the Funds that they intend to conduct the Portfolios’ operations so as to enable investors that invest substantially all of their assets in the Portfolios, to satisfy the relevant requirements of Subchapter M of the Code.

Withdrawals by a Fund from a Portfolio generally will not result in such Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the adjusted basis of a Fund’s interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the Fund receives a disproportionate distribution of any unrealized receivables held by a Portfolio, and (3) loss will be recognized if the distribution is in liquidation of the Fund’s entire interest and consists solely of cash and/or unrealized receivables. The basis of a Fund’s interest in a Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund’s share of income from that Portfolio and decreased by the amount of any cash distributions and the basis of any property distributed from that Portfolio.

Under the Code, each Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements in accordance with timing requirements imposed by the Code. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

Federal Taxation of the Portfolios. Under interpretations of the Internal Revenue Service, the Portfolio Trusts expect that each Portfolio will be treated for federal income tax purposes as a partnership that is not a publicly traded partnership. If each Portfolio is treated for tax purposes as a partnership as expected, none will be subject to federal income taxation. Instead, each Fund will take into account, in computing its federal income tax liability, its share of the income, gains, losses, deductions, credits and tax preference items of each Portfolio in which it invests, without regard to whether it has received any cash distributions from the Portfolio.

Foreign Withholding Taxes. Income received by a Fund or Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund (held directly or through a Portfolio) at the close of any taxable year consist of stock or securities of foreign corporations, that Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code. The Funds (other than the Transamerica Partners International Equity Fund and the Transamerica Partners Institutional International Equity Fund) do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the Funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes. It is impossible to determine a Fund’s effective rate of foreign tax in advance since the amount of assets to be invested in various countries is not known.

Certain State Taxation. The Trusts are organized as Massachusetts business trusts and, under current law, no Trust or Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a RIC for federal income tax purposes. Transamerica Partners Portfolios is organized as a New York trust. Transamerica Partners Portfolios is not subject to any income or franchise tax in the State of New York. The investment by certain Funds in a Portfolio does not cause that Fund to be liable for any income or franchise tax in the State of New York.

Taxation of Shareholders

Taxation of Distributions. Plans that invest in any Fund generally will not be subject to tax liability on either distributions from a Fund or redemptions of shares of a Fund. Rather, participants are taxed when they take distributions from the underlying Plan in accordance with the rules under the Code governing the taxation of such distributions. Plans that are otherwise generally exempt from federal income taxation might nevertheless be taxed on distributions of the Fund and any gain realized on redemption of Fund shares, where the Plan is subject to the unrelated business taxable income provisions of the Code with respect to its investment in the Fund because, e.g., its shares in the Fund constitute “debt-financed property” within the meaning of the Code.

Assuming a Fund has sufficient earnings and profits, individual and institutional investors, and Plans that for any reason are not exempt from federal income taxation, will be subject to federal income tax on distributions received from the Fund whether such distributions are made in cash or reinvested in additional shares. Distributions to such investors of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxable to such investors as long-term capital gain without regard to the length of time they have held the shares in the Fund. Distributions of net capital gains to individual shareholders generally will qualify for reduced federal income tax rates (currently, a maximum rate of 15%). Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010. In general, dividends from ordinary income and any distributions from net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes. To the extent that regular dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010 are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income provided that they are designated as qualified dividend income by the Fund and provided that the recipient shareholder satisfies certain holding period requirements. Qualified dividend income is, for taxable years beginning on or before December 31, 2010, subject to tax at the reduced rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%). If 95% or more of a Fund’s gross income, calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities, consists of qualified dividend income, that Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from certain “qualified foreign corporations.”

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a U.S. possession or is eligible for benefits under qualifying U.S. tax treaties and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. “Passive foreign investment companies” are not qualified foreign corporations for this purpose.

Certain dividends declared in October, November or December of a calendar year and paid in January of the succeeding calendar year to an investor who is subject to tax on the distribution are taxable to such investor as if paid on December 31 of the year in which they were declared.

Distributions by a Fund in excess of that Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) each taxable shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions to taxable investors may also be subject to state and local income taxes, although distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest.

Dividends-Received Deduction. Dividends received by a Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from another RIC) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Buying a Dividend. Fund distributions will reduce a Fund’s net asset value per share. Taxable investors who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Asset Allocation Funds. An Asset Allocation Fund will not be able to offset gains distributed by any underlying Fund in which it invests against losses incurred by another underlying Fund in which it invests because the underlying Funds cannot distribute losses. An Asset Allocation Fund’s redemptions of shares in underlying Funds, including those resulting from changes in the allocation among underlying Funds, could cause additional distributable gains to shareholders of the Asset Allocation Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Asset Allocation Fund. Further, a portion of losses on redemptions of shares in the underlying Funds may be deferred under the wash sale rules. Short-term capital gains earned by an underlying Fund will be treated as ordinary dividends when distributed to an Asset Allocation Fund and therefore may not be offset by any short-term capital losses incurred by the Asset Allocation Fund. Thus, an Asset Allocation Fund’s short-term capital losses may offset its long-term capital gains, which might otherwise be eligible for the reduced U.S. federal income tax rates for individuals, discussed above. As a result of these factors, the use of the fund-of-funds structure by the Asset Allocation Funds could adversely affect the amount, timing and character of distributions to Asset Allocation Fund shareholders. The Asset Allocation Funds will not be able to elect to pass through to their shareholders a credit or deduction for foreign taxes paid by an underlying Fund and will not be able to pass through the tax-exempt status of income derived by an underlying Fund from certain state or municipal obligations.

Special Considerations for Non-U.S. Persons. Dividends and certain other payments (but not distributions of net capital gains) to persons who are not citizens or residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable distributions and other payments to Non-U.S. Persons that are subject to withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

Backup Withholding. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable distributions and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding applicable to Non-U.S. Persons.

Disposition of Shares. Any gain or loss realized by a shareholder subject to federal income tax upon the sale or other disposition of shares of a Fund generally will be a capital gain or loss that will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange of a Fund’s shares by such a shareholder will be disallowed to the extent the shares disposed of are replaced (including by shares acquired pursuant to reinvested distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of a Fund’s shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Effects of Certain Investments and Investment Policies

A Fund’s current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders otherwise subject to taxation.

Certain Debt Instruments. Any investment in zero coupon securities, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount may cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Certain Funds may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest, and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Options, Etc. A Fund’s transactions in options, futures contracts, forward contracts and short sales “against the box” will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, futures contracts, and forward contracts to the extent necessary to meet the relevant requirements of Subchapter M of the Code. As a result, however, a Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so.

Foreign Investments. Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. The holding of foreign currencies for nonhedging purposes and the investment by a Fund in certain “passive foreign investment companies” may have to be limited in order to avoid tax at the Fund level. A Fund may elect to mark to market any investments in passive foreign investment companies on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments. In order to distribute this income and avoid U.S. federal income and excise tax on a Fund, a Portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

The foregoing should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Distribution Plans

The Transamerica Partners Trust has adopted a separate Distribution Plan with respect to each of the Transamerica Partners Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that each Distribution Plan will benefit the Transamerica Partners Trust, the shares of each Fund covered by that Distribution Plan, and the holders of shares. Similarly, the Transamerica Partners Institutional Trust has adopted a Distribution Plan with respect to the Institutional Money Market, Bond, Balanced and Stock Funds in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Transamerica Partners Institutional Trust, the shares of each Fund covered by that Distribution Plan and the holder of shares. Under these plans, the Funds pay monthly fees at an annual rate of 0.25% of the Fund’s average daily net assets. Fees paid under the plans may be used by the Distributor to pay for its services or for advertising, marketing or other promotional activities. In addition, the Distributor or an affiliate may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. TAM or an affiliate may make similar types of payments under similar arrangements.

Each Fund’s 12b-1 Plan permits the Fund to pay fees to the Distributor and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the Fund would not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Under each 12b-1 Plan, a Fund may pay the fees to the Distributor and others until the 12b-1 Plan is terminated or not renewed.

Each Distribution Plan will continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of each Trust’s Trustees and a majority of each Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Qualified Trustees”). Each Distribution Plan requires that at least quarterly each Trust and the Distributor shall provide to the Boards of Trustees and the Boards of Trustees shall review a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Trust’s disinterested Trustees shall be committed to the discretion of the Trust’s disinterested Trustees then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Trust’s Qualified Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of such plan, agreement, or report, and for the first two years the Distributor will preserve such copies in an easily accessible place.

As contemplated by each Distribution Plan, Transamerica Capital, Inc. (“TCI”) acts as the agent of each of the Money Market, Bond, Balanced and Stock Funds in connection with the offering of shares of such Funds pursuant to a separate Distribution Agreement (the “Distribution Agreement”) effective as of November 1, 2007. Prior to November 1, 2007, Diversified Investors Securities Corp. (“DISC”), an affiliate of TCI, served as the Distributor to the Funds. After the Prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the Prospectuses and periodic reports which are used in connection with the offering of shares of such Funds to prospective investors. Each Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement with respect to the shares offered pursuant to that Prospectus.

The table below shows the total dollar amounts paid to the Distributor during each of the last three fiscal years under the Distribution Plan with respect to the Transamerica Partners Money Market, Bond, Balanced and Stock Funds. Amounts paid for distribution fees prior to November 1, 2007 were paid to DISC.

	Year	Year	Year
	Ended	Ended	Ended
	12/31/07	12/31/06	12/31/05
Money Market	$944,371	$932,766	$978,878

High Quality Bond	724,646	763,686	772,099

Inflation-Protected Securities	144,330	214,371	281,996

Core Bond	1,865,557	1,997,834	1,964,746

Total Return Bond	263,867	91,247	11,528

High Yield Bond	540,950	496,586	435,323

Balanced	334,409	395,500	474,135

Large Value (formerly, Value & Income)	2,946,386	2,882,851	2,845,336

Value	180,721	83,164	7,551

Stock Index	1,743,957	1,502,569	1,458,831

Large Core (formerly, Growth & Income)	1,120,063	1,336,495	1,406,587

Large Growth (formerly, Equity Growth)	1,829,458	2,118,651	2,373,568

Growth (formerly, Aggressive Equity)	374,338	437,088	483,736

Mid Value	1,447,671	1,106,071	755,487

Mid Growth	323,654	329,170	275,573

Small Value	225,512	269,184	238,134

Small Core (formerly, Special Equity)	921,795	1,100,022	1,093,657

Small Growth	131,706	123,514	115,387

International Equity	1,778,359	1,602,624	1,427,891

The table below shows the total dollar amounts paid to the Distributor during the last three fiscal years under the Distribution Plan with respect to the Transamerica Partners Institutional Money Market, Bond, Balanced and Stock Funds. Amounts paid for distribution fees prior to May 1, 2007 were paid to DISC.

	Year	Year	Year
	Ended	Ended	Ended
	12/31/07	12/31/06	12/31/05
Institutional Money Market	$815,407	$510,940	$454,655

Institutional High Quality Bond	597,787	458,452	290,540

Institutional Inflation-Protected Securities	84,315	68,093	30,087

Institutional Core Bond	1,600,643	1,209,652	768,308

Institutional Total Return Bond	139,418	11,990	7

Institutional High Yield Bond	334,264	204,920	114,266

Institutional Balanced	221,968	159,903	54,632

Institutional Large Value (formerly, Value & Income)	2,624,551	1,876,513	1,060,389

Institutional Value	177,160	36,120	952

Institutional Stock Index	2,443,662	1,752,966	1,320,179

Institutional Large Core (formerly, Growth & Income)	608,071	489,295	265,818

Institutional Large Growth (formerly, Equity Growth)	2,211,040	1,935,705	1,336,064

Institutional Growth (formerly, Aggressive Equity)	239,857	175,375	91,104

Institutional Mid Value Fund	709,445	424,479	220,168

Institutional Mid Growth Fund	173,941	169,651	101,073

Institutional Small Value	107,042	104,431	59,413

Institutional Small Core (formerly, Special Equity)	782,942	629,637	323,567

Institutional Small Growth	80,373	62,436	35,019

Institutional International Equity	1,788,562	1,195,074	669,942

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, New York, NY, serves as the Funds’ and the Portfolios’ independent registered public accounting firm providing audit and accounting services including (a) audit of the annual financial statements, (b) assistance and consultation with respect to filings with the SEC and (c) preparation of annual income tax returns.

Disclosure of Portfolio Holdings

The Board of Trustees of the Funds has approved policies and procedures with respect to the disclosure of the Funds’ securities and any ongoing arrangements to make available information about the Funds’ securities. The policy requires that disclosure of information about a Fund’s portfolio holdings be in the best interests of the Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of TAM or its affiliates be addressed in a manner that places the interests of Fund shareholders first. This policy provides that information regarding the Funds’ holdings may never be shared with non-TAM employees, with retirement plan sponsors, with insurance companies, with investors and potential investors (whether individual or institutional), or with third parties unless it is done for legitimate business purposes and in accordance with the policy.

Subject to the provisions relating to “ongoing arrangements” discussed below, TAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is

25 days old after calendar quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by a Fund that has not been fully reflected by the market. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information once its considered stale under the policy.

Each Fund’s complete list of holdings (including the size of each position) may be made available to retirement plan sponsors, insurance companies, investors, potential investors and third parties with simultaneous public disclosure at least 25 days after calendar quarter-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, posting the information to the Fund’s internet site that is accessible by the public, or through public release by a third party vendor.

Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Fund and neither the Fund, TAM or any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

The written approval of TAM’s Chief Compliance Officer must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with TAM Legal Department, as necessary. Any exceptions to the policies must be reported to the Board of Trustees of the Funds at its next regularly scheduled meeting.

All ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed by the Fund’s Board of Trustees no less frequently than quarterly.

Set forth below is a list, as of the date of this SAI, of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Not all of the ongoing arrangements described below may be applicable to each Fund. The parties identified below as recipients are service providers, consultants and analysts. The Funds’ auditor also has access from time to time to the Funds’ holdings in connection with performing the audit and related functions.

Recipient (holdings)	Frequency	Delay before dissemination
State Street Bank & Trust Company	Daily	None

Institutional Shareholders Services	Monthly	1 day

Bowne & Co., Inc.	Quarterly	1-7 days

Callan Associates, Inc.	Quarterly	15 days

Deloitte & Touche LLP	Quarterly	15 days

Evaluation Associates, Inc.	Quarterly	15 days

Marsh USA, Inc.	Quarterly	15 days

New England Pension Consultants	Quarterly	15 days

Plexus Group, Inc.	Quarterly	1-7 days

Rocaton Investment Advisors, LLC	Quarterly	15 days

Standard & Poor’s	Quarterly	25 days

Trainer Wortham and Company, Inc.	Quarterly	15 days

Watson Wyatt Investment Consulting	Quarterly	15 days

Yanni Partners, Inc.	Quarterly	15 days

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by TAM on behalf of the Funds. Neither the Funds, TAM or any other affiliated party receives compensation or any other consideration in connection with such arrangements.

Where a non-TAM entity serves as a subadviser to a Fund advised by TAM, the subadviser may release portfolio holdings information with respect to that Fund only with the prior consent of TAM, provided however that the subadviser may, without such prior consent, disclose portfolio holdings information to TAM, the Fund’s Trustees and officers, custodian, administrator, accounting and pricing agents, legal advisers, compliance personnel, auditors and brokers solely in connection with the performance of its advisory duties for that Fund, or in response to legal or regulatory requirements.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the Portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain Portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.

BGFA

The S&P 500 Index Master Portfolio’s Board of Trustees has adopted a policy regarding the disclosure of the Portfolio’s portfolio holdings that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of the Portfolio’s interestholders; (b) does not put the interests of BGFA, the Portfolio’s distributor, or any affiliated person of the Portfolio, BGFA or the Portfolio’s distributor, above those of Portfolio interestholders; (c) does not advantage any current or prospective Portfolio interestholders over any other current or prospective Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the following procedures and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Portfolio) limiting the use of such information are in effect. None of the Portfolio, BGFA, or BGI reserve any compensation or other consideration in connection with the disclosure of Portfolio holdings information pursuant to the arrangements described below.

Service Providers.  Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of BGFA who manage the Master Portfolio’s assets (“Portfolio Managers”) or who provide administrative, operational, risk management, or other support to the Portfolio Managers (“Support Staff”), and (ii) to other personnel of BGFA and the Master Portfolio’s service providers, such as BGI and State Street Bank and Trust Company (“State Street”), who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of its current registration statement. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker dealers affiliated with BGFA, in connection with managing the Master Portfolio’s assets and settling the Master Portfolio’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolio and the terms of its current registration statement.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Master Portfolio’s Trustees; the auditors of the Master Portfolios; counsel to the Master Portfolios, and counsel to the Trustees who are not “interested persons” of the Master Portfolios (as such term is defined in the 1940 Act) (the “Independent Trustees”); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody’s, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Master Portfolios believe provide an adequate safeguard for such information.

Third-Party Feeder Funds.  The Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in the Master Portfolio (each, a “third-party feeder fund”) as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio’s current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Master Portfolio’s policy described herein), and none of BGFA, BGI or the Board of Trustees of the Master Portfolio’s exercises control over any third-party feeder fund’s policies. The following is a list, as of March 31, 2008, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: BB&T Equity Index Funds, BB&T Funds, BE Creative, Inc., BISYS Fund Services Limited Partnership, Transamerica Partners Institutional Stock Index Fund, Transamerica Partners Funds Group, Diversified Investors Securities Corp., Homestead Funds, Inc., State Farm S&P 500 Index Fund, State Farm Mutual Fund Trust, and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

Securities and Exchange Commission Filings.  The Master Portfolio will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission on a quarterly basis, based on the Portfolio’s fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

Other Public Disclosure.  A Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

Approved Recipients.  The Master Portfolios’ Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy. The Boards of Trustees of the

Master Portfolios review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Master Portfolio’s policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Description of the Trust; Fund Shares

The Transamerica Partners Trust is a Massachusetts business trust established under a Declaration of Trust dated as of April 23, 1993. The Transamerica Partners Institutional Trust is a Massachusetts business trust established under a Declaration of Trust dated as of January 5, 1996. The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest of $0.00001 par value which may be issued in separate series.

Series and Classes.  Currently, each Trust has twenty-four active series, although additional series may be established from time to time. Each Trust may also establish classes of shares within each series at any time. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a series represents an equal proportionate interest in that series with each other share of that series, except that due to varying expenses borne by different classes, distributions and net asset values may be different for different classes. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. All consideration received by a Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Each share of a Fund, as a series of a Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

The Declaration of Trust of each Trust provides that Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of shares of any Fund has or may become concentrated in such shareholder to an extent that would disqualify that series as a regulated investment company under the Code, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) the failure of a shareholder to pay when due for the purchase of shares issued to that shareholder, (iv) the value of a shareholder’s shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the Trust or applicable Fund or class.

Shareholder Voting.  Each Trust’s Declaration of Trust provides for shareholder voting as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with Massachusetts law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend a Trust’s Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declarations of Trust provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series of a Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

Election and Removal of Trustees.  The Declaration of Trust of each Trust provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. Each Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declarations of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declarations of Trust.  The Trustees are authorized to amend the Declarations of Trust without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declarations of Trust with respect to actions or omissions of persons entitled to indemnification under the Declarations of Trust prior to the amendment.

Shareholder, Trustee and Officer Liability.  Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of each Trust provides that shareholders are not personally liable for the obligations of a Fund and requires the Fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, a Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Each Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Each Declaration of Trust also permits the limitation of a Trustee’s liability to the full extent permitted by law. The Declaration of Trust of each Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations of Trust provide that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.  Each Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust of each Trust further provides that shareholders owning shares representing at least 5% of the voting power of the affected Fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

Each Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declarations of Trust also require that actions by shareholders against a Fund be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts, and that the right to jury trial be waived to the full extent permitted by law.

Proxy Voting Guidelines and Procedures

Although individual board members may not agree with particular policies or votes by the Adviser, the Board of Trustees has approved delegating proxy voting discretion to the Adviser believing that the adviser should be responsible for voting because it is a matter relating to the investment decision making process.

The Funds’ proxy voting guidelines and procedures are attached as Appendix B to this Statement of Additional Information. Information regarding how the Funds and the Transamerica Partners Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, at www.transamericafunds.com; and (ii) on the SEC’s website at www.sec.gov.

Financial Statements

The financial statements of The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Partners Portfolios as of December 31, 2007 have been filed with the Securities and Exchange Commission as part of the annual reports of the Trusts and the Portfolio Trust, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, and are hereby incorporated herein by reference from such reports. Copies of such reports will be provided without charge to each person receiving this Statement of Additional Information.

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Appendix A

DESCRIPTION OF SECURITY RATINGS

Standard & Poor’s

Corporate and Municipal Bonds

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB’ indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (−): The “AA” to “CCC” ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.: Not rated.

i — The letter “i” subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L — Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p — The letter “p” subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi — Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr — The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issuer Credit Ratings

A-1 — An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 — An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B — An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — An obligor rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R — An obligor rated “R” is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D — An obligor rated “SD” (selective default) or “D” has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A “D” rating is assigned when Standard & Poor’s believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when Standard & Poor’s believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R. — An issuer designated N.R. is not rated.

Commercial Paper

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Moody’s

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” in each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Short-Term Rating

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

International Long-Term Credit Ratings

International Long-Term Credit Ratings are more commonly referred to as simply “Long-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D — Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

“+” or “−”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

International Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply “Short-Term Ratings”. The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state’s currency and jurisdiction.

F1 — Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default.  Denotes actual or imminent payment default.

“+”may be appended to an “F1” rating class to denote relative status within the category.

“NR” indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Appendix B

Proxy Voting Policies

Transamerica Partners Portfolios have retained ISS as agent to manage our proxy voting process. TAM has adopted the ISS proxy voting guidelines with the respect to the Transamerica Partners Portfolios as specified below.

Global Policy Summary

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country-and market-specific policies, which are not captured below.

1.	Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3.	Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

*  The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4.	Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.	Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6.	State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:

•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.

7.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

8.	Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

—	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

—	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

—	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

•	Historic trading patterns — the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing — was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting — does the new option vest immediately or is there a black-out period?

•	Term of the option — the term should remain the same as that of the replaced option;

•	Exercise price — should be set at fair market or a premium to market;

•	Participants — executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants — Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s compensation plan for senior executives. The proposal should have the following principles:

•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9.	Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Investment Adviser

Transamerica Asset Management, Inc.
570 Carillon Parkway
St Petersburg, Florida 33716

Investment Adviser of the S&P 500 Index Master Portfolio

Barclays Global Fund Advisors
400 Howard Street
San Francisco, California 94105

Investment Subadvisers of the Portfolios

Money Market Portfolio:
  GE Asset Management, Incorporated
     3001 Summer Street, P.O. Box 120031
     Stamford, Connecticut 06912-0031

High Quality Bond Portfolio:
  Merganser Capital Management Limited Partnership
     99 High Street
     Boston, Massachusetts 02110

Inflation-Protected Securities Portfolio:
  BlackRock Financial Management, Inc.
     40 East 52nd Street
     New York, New York 10022

Total Return Bond Portfolio:
  Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101

  Western Asset Management Company Limited
     10 Exchange Square
     Primrose Street
     London, England EC2A 2EN

Core Bond Portfolio:
  BlackRock Financial Management, Inc.
     40 East 52nd Street
     New York, New York 10022

High Yield Bond Portfolio:
  Eaton Vance Management
     255 State Street
     Boston, Massachusetts 02109

Balanced Portfolio:
  Goldman Sachs Asset Management, L.P.
     32 Old Slip
     New York, New York 10005

  Western Asset Management Company
     385 East Colorado Boulevard
     Pasadena, California 91101

  Western Asset Management Company Limited
     10 Exchange Square
     Primrose Street
     London, England EC2A 2EN

Large Value Portfolio:
  AllianceBernstein LP
     1345 Avenue of the Americas
     New York, New York 10105

  TCW Investment Management Company
     865 South Figueroa Street
     Los Angeles, California 90014

Value Portfolio:
  Hotchkis and Wiley Capital Management, LLC
     725 South Figueroa Street, 39th Floor
     Los Angeles, California 90017-5439

Large Core Portfolio:

  Aronson+Johnson+Ortiz, LP
     230 S. Broad Street, 20th Floor
     Philadelphia, Pennsylvania 19102

  Black Rock Financial Management, Inc.
     40 East 52nd Street
     New York, New York 10022

Large Growth Portfolio:

  Marsico Capital Management, LLC
     1200 17th Street, Suite 1300
     Denver, Colorado 80202

  OFI Institutional Asset Management, Inc.
     2 World Financial Center
     225 Liberty Street
     New York, New York 10281-1008

  Wellington Management Company LLP
     75 State Street
     Boston, Massachusetts 02109

Mid Value Portfolio:
  Cramer, Rosenthal, McGlynn, LLC
     520 Madison Avenue
     New York, New York 10022

  LSV Asset Management
     One North Wacker Drive
     Suite 4000
     Chicago, Illinois 60606

  RiverSource Investments, LLC
     200 Ameriprise Financial Center
     Minneapolis, Minnesota 55474

Mid Growth Portfolio:
  Columbus Circle Investors
     One Station Place
     Stamford, Connecticut 06902

Small Value Portfolio:

  Mesirow Financial Management, Inc.
     350 N. Clark Street
     Chicago, Illinois 60610

  OFI Institutional Asset Management, Inc.
     2 World Financial Center
     225 Liberty Street
     New York, New York 10281-1008

Small Core Portfolio:

  INVESCO Institutional (N.A.), Inc.
     One Middletown Plaza,
     1360 Peachtree Street, N.E.,
     Suite 100
     Atlanta, Georgia 30309

  Mazama Capital Management, Inc.
     One Southwest Columbia Street
     Suite 1500
     Portland, Oregon 97258

  RS Investment Management Co. LLC
     388 Market Street, Suite 1700
     San Francisco, California 94111

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109

Small Growth Portfolio:
  Perimeter Capital Partners LLC
     5 Concourse Parkway
     Suite 2725
     Atlanta, Georgia 30328

Growth Portfolio:
  Turner Investment Partners, Inc.
     1205 Westlake Drive
     Berwyn, Pennsylvania 19312

International Equity Portfolio:
  LSV Asset Management
     One North Wacker Drive
     Suite 4000
     Chicago, Illinois 60606

  Wellington Management Company, LLP
     75 State Street
     Boston, Massachusetts 02109
Administrator and Transfer Agent
Transamerica Fund Services, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716

Distributor

Transamerica Capital, Inc.
4600 South Syracuse Street, Suite 1100
Denver, CO 80237

Custodian

State Street Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017

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3157 (Rev. 5/08)